UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Cablevision Systems Corporation

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2015 Notice of Annual Meeting
and Proxy Statement

May 21, 2015 at 10:00 a.m. (local time)
1111 Stewart Avenue, Bethpage, New York

Cablevision Systems Corporation
1111 Stewart Avenue, Bethpage, NY 11714-3581

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders at 10:00 a.m. on May 21, 2015 at our corporate headquarters building at 1111 Stewart Avenue, Bethpage, New York. You will have an opportunity to ask questions and to meet your directors and executives.

I look forward to seeing you at the meeting. Your vote is important to us. Stockholders may vote by using a toll-free telephone number or over the Internet. Also, if you receive a paper copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided.

Sincerely yours,

Charles F. Dolan

Chairman

April 10, 2015

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF CABLEVISION SYSTEMS CORPORATION

Time:	10:00 a.m., Eastern Time

Date:	May 21, 2015

Place:	Cablevision Systems Corporation
Corporate Headquarters
1111 Stewart Avenue
Bethpage, New York 11714

Purpose:	• Elect directors
• Ratify appointment of independent registered public accounting firm
• Approve the Cablevision Systems Corporation 2015 Employee Stock Plan
• Conduct other business if properly raised

Only stockholders of record on March 27, 2015 may vote at the meeting.

Your vote is important. We urge you to vote as soon as possible by telephone or over the Internet. If you receive a copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided.

Important Notice: Our 2014 Annual Report on Form 10-K and the 2015 Proxy Statement are available at www.cablevision.com/investor/proxy.jsp

ADMISSION TICKET REQUIRED FOR ADMISSION TO THE ANNUAL MEETING

An admission ticket is required if you wish to attend the annual meeting in person. You can obtain and print your admission ticket at www.proxyvote.com. You will need the 16-digit control number, which can be found on your Notice of Internet Availability of Proxy Materials, voter instruction form and proxy card. For more details, read “Attending the Annual Meeting” on page 2 of the Proxy Statement.

By order of the Board of Directors

Jamal H. Haughton

Senior Vice President,

Associate General Counsel and Assistant Secretary

April 10, 2015

TABLE OF CONTENTS

General Information	1
Board and Governance Practices	3
Director Independence	3
Committees	4
Director Nominations	5
Director Selection	5
Board Leadership Structure	6
Risk Oversight	6
Corporate Governance Guidelines	6
Board Self-Assessment	7
Executive Sessions of Non-Management Board Members	7
Communicating with our Directors	7
Engaging with Stockholders	7
Code of Business Conduct and Ethics	7
Director Compensation	7
Director Compensation Table	8
Proposal 1 – Election of Directors	10
Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm	15
Report of Audit Committee	16
Our Executive Officers	17
Compensation Discussion and Analysis	18
Executive Summary	18
Compensation Practices and Policies	20
Elements of In-Service Compensation	22
Post-Termination Compensation	28
Tax Deductibility of Compensation	28
Report of Compensation Committee	29
Executive Compensation Tables	30
Summary Compensation Table	30
Grants of Plan-Based Awards	33
Outstanding Equity Awards at Fiscal Year-End	34
Option Exercises and Stock Vested	35
Pension Benefits	36
Nonqualified Deferred Compensation	38
Employment Agreements	39
Termination and Severance	47
Equity Compensation Plan Information	55
Proposal 3 – Approval of Cablevision Systems Corporation 2015 Employee Stock Plan	56
Related Party Policy and Certain Transactions	61
Stock Ownership Table	68
Other Matters	78
Exhibit A – Cablevision Systems Corporation 2015 Employee Stock Plan	A-1

2015 Proxy Statement

GENERAL INFORMATION

VOTING RIGHTS

Holders of Cablevision NY Group Class A common stock (“Class A common stock”) and Cablevision NY Group Class B common stock (“Class B common stock”), as recorded in our stock register at the close of business on March 27, 2015, may vote at the meeting. On March 27, 2015, there were 221,567,532 shares of Class A common stock and 54,137,673 shares of Class B common stock outstanding. Each share of Class A common stock has one vote per share and holders will be voting for the election of six candidates to the Board of Directors. Each share of Class B common stock has ten votes per share and holders will be voting for the election of twelve candidates to the Board of Directors. As a result of their ownership of Class B common stock, our Chairman, Charles F. Dolan, certain members of his family and related family entities, have the power to elect all of the directors to be elected by the holders of Class B common stock and to approve Proposals 2 and 3 regardless of how other shares are voted.

HOW TO VOTE

As permitted by rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders (other than those who previously requested electronic or paper delivery). All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. There is no charge to you for requesting a copy of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed set of proxy materials may be found in the Notice. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by email on an ongoing basis.

You may vote in person at the meeting or by proxy. You may vote by telephone or over the Internet. Also, if you receive a paper copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

HOW PROXIES WORK

Cablevision Systems Corporation’s (the “Company”) Board of Directors (the “Board”) is asking for your proxy. If you submit a proxy, but do not specify how to vote, the Company representatives named in the proxy will vote your shares in favor of the director nominees identified in this proxy statement and Proposals 2 and 3.

The Notice contains instructions for telephone and Internet voting. Also, if you receive a paper copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided. Whichever method you use, giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director candidates. You may also vote for or against Proposals 2 and 3 or abstain from voting.

You may receive more than one Notice or proxy or voting card depending on how you hold your shares. If you hold shares through another party, such as a bank or brokerage firm, you may receive material from them asking how you want to vote.

REVOKING A PROXY

You may revoke your proxy at any time before the final vote at the annual meeting by submitting a new proxy with a later date; by voting in person at the meeting; granting a subsequent proxy through the Internet or telephone or by notifying the

Company’s Investor Relations department in writing at Cablevision Systems Corporation, Investor Relations, 1111 Stewart Avenue, Bethpage, New York 11714, so that it is received prior to May 20, 2015.

SOLICITATION

These proxy materials are being provided in connection with the solicitation of proxies by the Company and are first being sent to stockholders on or about April 10, 2015. In addition to this mailing, the Company’s employees may solicit proxies personally, electronically or by telephone. The Company pays the costs of soliciting proxies. We also reimburse brokers and other

2015 Proxy Statement	1

GENERAL INFORMATION

nominees for their expenses in sending these materials to you and obtaining your voting instructions. The Company has also retained D. F. King & Co., Inc. to assist in the solicitation of proxies at a fee estimated at $15,000 plus reasonable out-of- pocket expenses.

VOTES NEEDED

Election of directors by the holders of Class A common stock (“Class A directors”) requires the affirmative vote of a plurality of votes cast by holders of Class A common stock. Election of directors by the holders of Class B common stock (“Class B directors”) requires the affirmative vote of a plurality of votes cast by holders of Class B common stock. Approval of Proposals 2 and 3 requires the favorable vote of a majority of the votes cast by the holders of Class A common stock and holders of Class B common stock, voting together as a single class.

Abstentions and broker non-votes are treated as present for quorum purposes. Abstentions and broker non-votes do not affect the voting on Proposal 1 as the voting for directors is based upon a plurality of the votes cast. Similarly, they are not treated as votes cast for purposes of Proposal 2 and, therefore, will not affect the voting on that proposal. Broker non-votes will have no effect on the vote on Proposal 3. Under NYSE policy, however, abstentions are required to be treated as “votes cast” on that proposal notwithstanding that they are not treated as votes under Delaware law. Thus, abstentions will have the same effect as a vote against Proposal 3. Broker non-votes occur when a bank, brokerage firm or other nominee submits a proxy for the meeting but does not vote on one or more proposals because the beneficial owner of the shares did not provide voting instructions on those proposals.

Please note that brokers are not permitted to vote your shares on any of the proposals other than Proposal 2 unless you provide instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares.

ATTENDING THE ANNUAL MEETING

An admission ticket will be required if you desire to attend the annual meeting in person. To be admitted to the 2015 annual meeting, you must have been a stockholder at the close of business on the record date of March 27, 2015 or be the legal proxy holder or qualified representative of a stockholder, and bring with you your admission ticket and a valid government- issued photo identification card (federal, state or local), such as a driver’s license or passport. Persons without an admission ticket or proper identification may be denied admission to the annual meeting.

To obtain an admission ticket, go to www.proxyvote.com or call 1-866-232-3037. You will need to enter your 16-digit control number, which can be found on your Notice of Internet Availability of Proxy Materials, voter instruction form and proxy card. The deadline to obtain an admission ticket is 5:00 p.m. on May 11, 2015. For questions about admission to the annual meeting, please call 1-866-232-3037.

Please note that you will need your ticket to be admitted to the meeting whether you vote before or at the meeting, and regardless of whether you are a registered or beneficial stockholder. If you are attending the meeting as a proxy or qualified representative for a stockholder, you will need to bring your legal proxy or authorization letter, in addition to your admission ticket and government-issued photo identification card.

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m., on May 8, 2015 in order to allow enough time for the issuance of an admission ticket to such person. For further details, read “Advance Notice of Proxy Holders and Qualified Representatives” on page 78 of this proxy statement.

Please note that cameras, video and audio recording equipment and other similar electronic devices, as well as large bags (including large handbags and briefcases) and packages will need to be checked at the door. Additionally, the Company may impose additional restrictions on items that must be checked at the door as well as the conduct of the meeting. To ensure the safety of all persons, attendees may also be subject to security inspections.

Requests for admission tickets will be processed in the order received. Please note that seating is limited, and requests for tickets will be handled on a first-come, first-served basis.

QUORUM

In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding votes represented by outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for that action.

2	2015 Proxy Statement

BOARD AND GOVERNANCE PRACTICES

OVERVIEW

The following section provides an overview of our Board practices, Board committee responsibilities, our leadership structure, risk oversight, governance practices and director compensation.

Over the past year, we have taken several actions to be responsive to stockholder feedback and enhance our governance practices, including expanding our stockholder outreach effort and refreshing our Board with new independent Class A directors.

•	Robust Shareholder Engagement Efforts. The Company maintains a stockholder outreach program to engage with investors on various matters in order to better understand stockholder perspectives regarding our corporate governance and executive compensation practices. In 2014 and 2015, we expanded these efforts and during the last twelve months, the Company had discussions with holders of more than 75% of our Class A common stock. In addition to members of management, independent Class A Directors participated in a number of these engagements.
•	Board Refreshment. During the last twelve months, we added two new independent Class A directors to the Board, Joseph J. Lhota (May 2014) and Steven J. Simmons (July 2014). Each brings a fresh perspective and significant industry knowledge to the boardroom. With the addition of these directors, Class A director representation is approximately 33% of the Board, well-above the 25% required by our Certificate of Incorporation.

The Board met seven times in 2014. Each of our directors in 2014 attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served during 2014, except for Kathleen M. Dolan and Marianne Dolan Weber .

We encourage our directors to attend annual meetings of stockholders and believe that attendance at annual meetings is just as important as attendance at Board and committee meetings. All of our then current directors in 2014 attended the 2014 annual stockholders meeting except for Frank J. Biondi and Marianne Dolan Weber.

DIRECTOR INDEPENDENCE

The Company’s Class A common stock is listed on the New York Stock Exchange. As a result, we are subject to the New York Stock Exchange’s corporate governance listing standards. However, a listed company that meets the New York Stock Exchange’s definition of “controlled company,” a company of which more than 50% of the voting power is held by a single entity or group, may elect not to comply with certain of these requirements. On March 19, 2004, the Class B stockholders who are members of the Dolan family and related family entities entered into a Stockholder Agreement relating, among other things, to the voting of their shares of the Company’s Class B common stock and filed a Schedule 13D with the Securities and Exchange Commission as a “group” under the rules of the Securities and Exchange Commission. As a result, we fall within the New York Stock Exchange’s definition of a “controlled company.”

As a “controlled company” we have the right to elect not to comply with the corporate governance rules of the New York Stock Exchange requiring: (i) a majority of independent directors on our Board, (ii) an independent corporate governance and nominating committee, and (iii) an independent compensation committee. Because of our status as a “controlled company” we have elected not to maintain a majority of independent directors on our Board or to have a corporate governance and nominating committee. We do comply with the requirement for an independent compensation committee. Our Board elected not to comply with the requirement for a majority of independent directors on our Board because of our voting structure. Under the terms of our Amended and Restated Certificate of Incorporation, the holders of the Company’s Class B common stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.

In determining director independence, the Board applies the independence standards of the New York Stock Exchange and affirmatively determines whether each director has any other material relationship with the Company. In applying its independence standards, the Board has determined that each of the following non-employee directors is an independent member: Rand V. Araskog, Frank J. Biondi, Joseph J. Lhota, Thomas V. Reifenheiser, John R. Ryan, Steven J. Simmons, Vincent Tese and Leonard Tow. Each of those non-employee directors is also a nominee for director. In making the determination as to the independence of each director, the Board considered all relationships between that director and the Company and its affiliates and noted the following:

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•	Vincent Tese has served as an outside director of The Madison Square Garden Company since the date on which its common stock was distributed to the Company’s stockholders, February 9, 2010. The Board considered this relationship in evaluating Mr. Tese’s independence and determined it was not material.
•	Leonard Tow has served as an outside director of AMC Networks Inc. since the date on which its common stock was distributed to the Company’s stockholders, June 30, 2011. The Board considered this relationship in evaluating Dr. Tow’s independence and determined it was not material.

The Board has also determined that each member of our Audit Committee, as listed below, qualifies as “independent” under the independence standards of the Securities and Exchange Commission for audit committee members.

COMMITTEES

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Independent Committee and the Executive Committee.

AUDIT COMMITTEE

Committee members: Messrs. Lhota (Chairman), Ryan, Tese and Tow currently comprise the Audit Committee.

Meetings in 2014: 5

The primary purposes of our Audit Committee are: (a) to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent registered public accounting firm’s qualifications and independence, and (iv) the performance of our internal audit function and independent registered public accounting firm; (b) to appoint, retain or terminate the Company’s independent registered public accounting firm and to pre-approve or to adopt appropriate procedures to pre-approve all audit, audit-related and other services, if any, to be provided by the independent registered public accounting firm; and (c) to prepare any report of the Audit Committee required by the rules and regulations of the Securities and Exchange Commission for inclusion in our annual proxy statement. The text of our Audit Committee charter is available on our website at www.cablevision. com. A copy may be obtained, without charge, by writing to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714.

Our Board has determined that each member of the Audit Committee is independent as defined under the rules of both the New York Stock Exchange and the Securities and Exchange Commission, is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the New York Stock Exchange, and that Joseph J. Lhota, Chairman of the Audit Committee, is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls and auditing matters may be submitted to the Audit Committee. This procedure is described under “Communicating with Our Directors” below.

COMPENSATION COMMITTEE

Committee members: Messrs. Tese (Chairman), Lhota and Reifenheiser currently comprise the Compensation Committee.

Meetings in 2014: 10

The primary responsibilities of our Compensation Committee, as defined in the Committee’s Charter include:

•	Establishing general compensation philosophy and overseeing the development and implementation of compensation programs, in consultation with management;
•	Reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and the other executive officers of the Company who are required to file reports under Section 16(a) of the Securities Exchange Act of 1934;
•	Evaluating the executive officers’ performance in light of goals and objectives and determining and approving their compensation levels based upon those evaluations;

•	Overseeing the activities of the committee or committees administering our retirement plans;
•	Approving any new equity compensation plan or material changes to an existing plan;
•	Overseeing regulatory compliance with respect to compensation matters, in consultation with management; and
•	Determining and approving any severance or similar termination payments to current or former executive officers.

The text of our Compensation Committee charter is available on our website at www.cablevision.com. A copy may be obtained, without charge, by writing to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714.

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BOARD AND GOVERNANCE PRACTICES

Our Board has determined that each member of the Compensation Committee is independent and meets the independence requirements applicable to compensation committee members under the rules of the New York Stock Exchange.

In accordance with its charter, the Compensation Committee has the authority to engage outside consultants to assist in the performance of its duties and responsibilities. The Compensation Committee uses an independent compensation consultant to assist the Compensation Committee in determining whether the elements of the Company’s executive compensation program are reasonable and consistent with the Company’s objectives. For more information, see “Compensation Discussion and Analysis.”

Compensation Committee Interlocks and Insider Participation.

Messrs. Lhota, Tese and Reifenheiser served as the members of the Compensation Committee during 2014. None of them is a current or former officer or employee of the Company except for Mr. Lhota who was an employee of the Company from 2002 to 2010 .

EXECUTIVE COMMITTEE

Committee members: Messrs. James L. Dolan (Chairman) and Tese currently comprise the Executive Committee.

Meetings in 2014: 0

The Executive Committee has broad power to act on behalf of the Board. In practice, the Executive Committee typically acts on ordinary course matters that arise between Board meetings. The Executive Committee did not meet or take any actions in 2014.

INDEPENDENT COMMITTEE

Committee members: Messrs. Reifenheiser and Ryan currently comprise the Independent Committee.

Meetings in 2014: 15

The Independent Committee is comprised exclusively of independent directors and its primary responsibility is to review certain related party transactions in accordance with the Company’s Related Party Transaction Approval Policy. This Policy establishes an important independent oversight mechanism, which cannot be amended or terminated without the prior approval of a majority of the Independent Directors and by a majority of the directors elected by the holders of Class B common stock.

The Related Party Transaction Approval Policy stipulates that a committee of independent Directors shall be formed to approve any transaction that meets the related party disclosure requirements of the Securities and Exchange Commission as set forth in Regulation S-K Item 404 (“Item

404”). This independent committee review and approval requirement applies to Company and subsidiary transactions in which any director, officer, greater than 5% stockholder of the Company or any other “related person” as defined in Item 404 has or will have a direct or indirect material interest. Similarly, the Related Party Transaction Approval Policy provides that an independent committee oversee approval of transactions and arrangements between Cablevision and its subsidiaries, including CSC Holdings, on the one hand, and The Madison Square Garden Company and its subsidiaries (“MSG”), or AMC Networks Inc. and its subsidiaries (“AMC “), on the other hand, to the extent involving amounts in excess of the dollar threshold set forth in Item 404. The SEC currently sets this threshold at $120,000.

For more information, see “Related Party Policy and Certain Transactions - Agreements Related to the MSG Distribution and AMC Distribution - Related Party Transaction Approval Policy.”

DIRECTOR NOMINATIONS

The Board has established a nomination mechanism in our Corporate Governance Guidelines. Nominees for election as Class A directors are recommended to the Board by a majority of the independent Class A directors then in office. Nominees for election as Class B directors are recommended to our Board by a majority of the Class B directors then in office. Our Certificate of Incorporation provides holders of the Company’s

Class B common stock the right to elect up to 75% of the members of our Board and holders of Class A common stock the right to elect up to 25% of the members of our Board. We believe that creating a nominating committee responsible for recommending nominees for election as directors would be inconsistent with the vested rights of the holders of Class B common stock.

DIRECTOR SELECTION

Our directors have not set specific, minimum qualifications that nominees must meet in order for them to be nominated for election to the Board. Rather, our directors believe that each nominee should be evaluated based on his or her individual merits, taking into account, among other matters, the factors set forth in our Corporate Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

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BOARD AND GOVERNANCE PRACTICES
•	The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience, and contacts relevant to our businesses;
•	Personal qualities and characteristics, accomplishments and reputation in the business community;
•	Ability and willingness to commit adequate time to Board and committee matters; and
•	The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company.

The Class A directors will evaluate possible candidates to recommend to the Board for nomination as Class A directors. The Board will also consider nominees for Class A directors recommended by our stockholders. Nominees recommended by stockholders will be given appropriate consideration in the same manner as other nominees. Stockholders who wish to submit nominees for consideration by the Board for election at our 2016 annual meeting of stockholders may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with the other information required by our by-laws. Any such nominee must be submitted to the Corporate Secretary of the Company, at Cablevision Systems Corporation, 1111 Stewart Avenue, Bethpage, New York 11714 not less than 60 nor more than 90 days prior to the date of our 2016 annual meeting of stockholders, provided that if the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. See “Stockholder Proposals for 2016 Annual Meeting.”

The Class B directors will consult from time to time with one or more of the holders of Class B common stock to assure that all Class B director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of the outstanding Class B common stock. The Class B directors do not intend to consider unsolicited suggestions of nominees. We believe that this is appropriate in light of the voting provisions of our Amended and Restated Certificate of Incorporation, which vest the right to elect the Company’s Class B directors exclusively in the holders of the Company’s Class B common stock.

BOARD LEADERSHIP STRUCTURE

Our Board of Directors has chosen to separate the roles of Chairman of the Board and Chief Executive Officer. The Board believes that this is the optimal leadership structure as it allows the Company to benefit from the services of its founder, Charles F. Dolan, particularly with respect to strategic planning, while also benefitting from the extensive experience of its Chief Executive Officer, James L. Dolan, who has served as the Company’s Chief Executive Officer for 20 years, with responsibility for day- to-day management of the Company.

RISK OVERSIGHT

The Company’s Board believes that oversight of risk management is an important Board responsibility. The Audit Committee takes the lead on behalf of the Board in monitoring risk management. The Audit Committee discusses guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. We believe that our executive compensation program with its emphasis on long-term performance, its close connection to Company-wide and divisional performance and its significant equity components is designed to align the executives’ compensation with the Company’s long-term strategy and growth and, as a result, does not encourage excessive risk taking. Our Compensation Committee considers the issue of the Company’s exposure to risk in establishing and implementing our executive compensation programs.

CORPORATE GOVERNANCE GUIDELINES

Our Board has adopted Corporate Governance Guidelines that set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Chairman of the Board and the Chief Executive Officer, management succession, Board and executive compensation, and Board self- evaluation requirements. The full text of our Corporate Governance Guidelines may be viewed at our website at www.cablevision. com. A copy may be obtained, without charge, by writing to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714.

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BOARD AND GOVERNANCE PRACTICES

BOARD SELF-ASSESSMENT

The Board conducts an annual self-assessment to determine whether the Board and its committees are functioning effectively. Among other things, the Board’s assessment process seeks input from the directors on whether they have the tools and access necessary to perform their oversight function as well as suggestions for improvement of the Board’s functioning. In addition, our Audit Committee and Compensation Committee each conduct their own annual self- assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.

EXECUTIVE SESSIONS OF NON-MANAGEMENT BOARD MEMBERS

Under our Corporate Governance Guidelines, our directors who are not also officers of the Company or any of its affiliates (“Non-management directors”) meet at least quarterly in executive sessions. If the Non-management directors include any directors who are not independent under the New York Stock Exchange rules, the independent directors meet in executive sessions at least semi-annually. The

Non-management directors designate the director who will preside at each executive session. Only a Non-management director who is also independent under the New York Stock Exchange Rules will preside at an executive session of the independent directors. Non-management directors who are family members of executive officers do not participate in the Non-management director meetings.

COMMUNICATING WITH OUR DIRECTORS

Our Board has adopted policies designed to allow stockholders and other interested parties to communicate with our directors. Any interested party that wishes to communicate with the Board or any director or the Non-management directors as a group should send communications in writing to Chairman of the Audit Committee, Cablevision Systems Corporation, c/o Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714. Any person, whether or not an employee, who has a concern with respect to accounting, internal accounting controls or auditing matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting The Network, Inc., which has been designated to act as a confidential contact organization for this purpose, at 1-888-310-6742. This information on communicating with the Audit Committee and Non-management directors is also available on our website at www.cablevision.com.

ENGAGING WITH STOCKHOLDERS

The Company regularly engages with stockholders, including through its investor relations program and through meetings and calls with stockholders on various matters, including corporate governance and executive compensation. We increased the frequency of engagements with stockholders on corporate governance and executive compensation topics in 2014 and 2015. As part of this overall effort, during the last twelve months the Company had discussions with holders of more than 75% of Class A common stock.

CODE OF BUSINESS CONDUCT AND ETHICS

Our Board has adopted a Code of Business Conduct and Ethics for our directors, officers and employees. A portion of this Code of Business Conduct and Ethics also serves as a code of ethics for our senior financial officers. Among other things, our Code of Business Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, confidentiality, corporate opportunities, fair dealing, protection and proper use of assets, and equal employment opportunity and harassment. The full text of the code is available on our website at www.cablevision. com. A copy may be obtained, without charge, by writing to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714.

DIRECTOR COMPENSATION

Directors who are Company employees receive no extra compensation for serving as directors. Non-employee directors receive annual compensation in the form of cash and restricted stock units.

Prior to 2015 each non-employee director received a base fee of $60,000 per year, $2,000 per Board, committee and Non- management director meeting attended in person, and $500 per Board, committee and Non-management director meeting attended by telephone. Non-employee directors also received

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BOARD AND GOVERNANCE PRACTICES

$7,500 annually per committee membership and $15,000 annually per committee chairmanship.

Each year prior to 2015, each non-employee director received a grant of restricted stock units with a value equal to $110,000, based on the closing price of Class A common stock on the New York Stock Exchange on the date of grant. The restricted stock units are fully vested on the date of grant, but must be retained for the full duration of board service and for 90 days following termination of service. The shares of Class A common stock represented by the restricted stock units are delivered to the non-employee directors 90 days after the end of their service on the Board. As a result, each of our directors effectively maintains stock ownership in the Company.

The Company reviews its director compensation every three years. The most recent review was conducted in 2014. Pay Governance, LLC (“Pay Governance”), the consultant to the Compensation Committee, reviewed director compensation among companies in the peer group and supplemental peer group which the Company uses for its review of executive compensation. Based upon this review and the recommendation of Pay Governance, the Board of Directors approved, effective January 2015, an increase in the annual base fee for non-employee directors to $100,000, an increase in the value of the annual restricted stock unit grant to $150,000 and an increase in the annual fee for the chairman of the Audit Committee to $20,000.

Directors who reside in our service territory are entitled to receive free cable television, high-speed-data and voice services for their primary residence.

Our non-employee directors are entitled to use the Company’s travel service department from time to time to make arrangements for their personal travel. Except as noted below, the Company does not pay any of the directors’ travel expenses other than the cost of travel on Company business. The Company believes it is beneficial to the Company for directors to participate in certain Company events and meet with management, customers and other individuals who have important relationships with the Company. Accordingly, from time to time the Company requests that certain directors attend events, including events outside the New York area. In these instances, the Company provides the directors with transportation and reimburses the directors for expenses for themselves and, in certain cases, their spouses.

Charles F. Dolan, James L. Dolan, Kristin A. Dolan and Brian G. Sweeney are employees of the Company and their compensation for 2014 is discussed under “Executive Compensation.”

Edward C. Atwood, Patrick F. Dolan and Thomas C. Dolan are employees of the Company and their compensation for 2014 is discussed under “Related Party Policy and Certain Transactions.”

DIRECTOR COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our non-employee directors for the year ended December 31, 2014. Directors who are employees of the Company receive no compensation for service as directors.

Name	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(4)	Total ($)
Joseph J. Lhota	61,184	110,000	—	—	—	—	171,184
Thomas V. Reifenheiser	105,000	110,000	—	—	—	*	223,705
John R. Ryan	126,958	110,000	—	—	—	—	236,958
Steven J. Simmons	28,935	45,833	—	—	—	*	77,689
Vincent Tese	103,500	110,000	—	—	—	*	223,386
Leonard Tow	82,000	110,000	—	—	—	*	201,670
Rand V. Araskog	68,949	110,000	—	—	—	*	186,332
Frank J. Biondi	75,307	110,000	—	—	—	—	185,307
Kathleen M. Dolan	64,000	110,000	—	—	—	—	174,000
Deborah Dolan-Sweeney (5)	68,000	110,000	—	—	—	—	178,000
Marianne Dolan Weber	64,457	110,000	—	—	—	*	182,944

* Represents less than $10,000.

8	2015 Proxy Statement

BOARD AND GOVERNANCE PRACTICES

1.   The amounts reported for fees include expenses incurred in attending meetings for which the Company reimburses each non-employee director.

2.   This column reflects the aggregate grant date fair value of the 6,403 restricted stock units granted in 2014 to each non-employee director, excluding Steven J. Simmons, as calculated under Accounting Standards Codification (“ASC”) Topic 718. For Steven J. Simmons’, this column reflects the aggregate grant date fair value of the 2,391 restricted stock units granted in 2014 as calculated under ASC Topic 718. For each non-employee director, the aggregate number of restricted stock units outstanding at December 31, 2014 is as follows: Mr. Lhota, 6,403; Mr. Reifenheiser, 51,756; Mr. Ryan, 51,756; Mr. Simmons, 2,391; Mr. Tese, 51,756; Dr. Tow, 48,007; Mr. Araskog, 48,007; Mr. Biondi, 48,007; Ms. Dolan, 41,369; Ms. Dolan-Sweeney, 37,137; and Ms. Dolan Weber, 48,007.

3.	No stock options were granted in 2014. Prior to 2007, stock options were granted to non-employee directors.

For each non-employee director, the aggregate number of shares of Class A common stock underlying outstanding stock options held at December 31, 2014 is as follows: Mr. Lhota, 0; Mr. Reifenheiser, 8,000; Mr. Ryan, 8,000; Mr. Simmons, 0; Mr. Tese, 8,000; Dr. Tow, 8,000; Mr. Araskog, 0; Mr. Biondi, 8,000; Ms. Dolan, 0; Ms. Dolan-Sweeney, 0; and Ms. Dolan Weber, 8,000.

4.	This column includes, for each individual, as applicable, an amount for free cable television, high-speed data and voice services.

5.   All other compensation for Ms. Dolan-Sweeney is reported in “Executive Compensation” under Mr. Sweeney.

2015 Proxy Statement	9

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated the eighteen director candidates named below all of whom currently serve as our directors except for Paul J. Dolan. Of the eighteen nominees for director, twelve are to be elected by the Class B stockholders and six are to be elected by the Class A stockholders. All of the directors are elected for a one year term and serve until their successors are elected and qualified or until their earlier resignation or removal.

Each current director was elected by the stockholders at the last annual meeting held on May 22, 2014, except for Steven J. Simmons who was appointed to the Board on July 29, 2014.

The Company representatives named in the proxy intend to vote for the election of each of the director nominees below, unless you indicate on your proxy that your vote should be withheld from any or all of the nominees.

If a Class A director nominee becomes unavailable to serve before the election, the Company representatives named in the Class A proxy would be authorized to vote for a replacement Class A director nominee if the Board names one. If a Class B director nominee becomes unavailable to serve before the election, the Company representatives named in the Class B proxy would be authorized to vote for a replacement Class B director nominee if the Board names one.

Information on each of our nominees is given below.

The Board recommends you vote FOR each of the following candidates:

Directors to be elected by Class A Stockholders

•	JOSEPH J. LHOTA, 60, Director of the Company since 2014. Senior Vice President, Vice Dean and Chief of Staff at NYU Langone Medical Center since 2014. In 2013, Mr. Lhota was a candidate for Mayor of the City of New York. He was Chairman and Chief Executive Officer of the New York Metropolitan Transportation Authority from 2011 to 2012, New York City Deputy Mayor for Operations from 1997 to 2001 and New York City Budget Director from 1995 to 1997. From 2002 to 2010, Mr. Lhota was Executive Vice President of the Company, and from 2010 to 2011 he was Executive Vice President of The Madison Square Garden Company. From 1980 to 1994, Mr. Lhota was an investment banker. Prior, he was a Senior Accountant with Arthur Andersen & Co. He is a graduate of the Harvard Business School and Georgetown University. Mr. Lhota is a director of First Aviation Services, Inc. and a trustee of The City University of New York.

In light of Mr. Lhota’s experience as a senior executive of the Company, his experience as a senior executive at other major public companies, his knowledge of the industry, his government service, including leading a major governmental organization, his experience as an investment banker and accountant, and his service as a director of other public companies, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be elected to the Board.

•	THOMAS V. REIFENHEISER, 79, Director of the Company since 2002. Mr. Reifenheiser retired as a Managing Director of JP Morgan Chase, overseeing the Global Media and Telecommunications Division in September 2000 after 38 years with JP Morgan Chase and its predecessors. Mr. Reifenheiser is a director of Lamar Advertising Company. During the past five years, Mr. Reifenheiser was a director of Citadel Broadcasting Corporation and Mediacom Communications Corporation.

In light of Mr. Reifenheiser’s experience as a commercial banker to media and telecommunications companies, his service as a director of other public companies, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

•	VICE ADMIRAL JOHN R. RYAN USN (RET.), 69, Director of the Company since 2002. President and Chief Executive Officer of the Center for Creative Leadership in Greensboro, North Carolina since June 2007. He was Chancellor of the State University of New York from June 2005 to June 2007. He was President of the State University of New York Maritime College from June 2002 to June 2005, Interim President of State University at Albany from February 2004 to February 2005, and Superintendent of the United States Naval Academy from June 1998 to June 2002. Vice Admiral Ryan’s military career included positions as Commander of the Maritime Surveillance and Reconnaissance Force, US Sixth Fleet/ Commander, Fleet Air Mediterranean Commander, Maritime Air Forces, Mediterranean until his retirement from the U.S. Navy in July 2002. Vice Admiral Ryan is also the lead director of CIT Group Inc., a director of Barnes & Noble, Inc. and Chairman of the U.S. Naval Academy Foundation Board.

10	2015 Proxy Statement

PROPOSAL 1

In light of Vice Admiral Ryan’s experience in military service, his leadership positions at major universities, his experience as the chief executive officer of another company, his service as a director of other public companies, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

•	STEVEN J. SIMMONS, 68, Director of the Company since 2014. Chairman and Chief Executive Officer of Simmons Patriot Media & Communications, LLC, a management firm specializing in media and communications since 2002. He also serves as Chairman of RCN Telecom Services, LLC since 2010, Grande Communications since 2013 and PPR Media, LLC/Choice Communications since 2008. Mr. Simmons was a director of Virgin Media Inc. from 2008 to 2013. He also served as the Chairman of the Connecticut Commission of Educational Achievement and now chairs the Connecticut Counsel for Education Reform.

In light of Mr. Simmons’ experience as the chief executive officer of a media and communications company, his service as a director of another public company, and his knowledge of the industry, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be elected to the Board.

•	VINCENT TESE, 72, Director of the Company since 1996. Mr. Tese served as Chairman and Chief Executive Officer of the New York State Urban Development Corporation from 1985 to 1987 and as Director of Economic Development for New York State from 1987 to December 1994. Mr. Tese is Chairman of Bond Street Holdings LLC and Executive Chairman of Florida Community Bank and is a director of Intercontinental Exchange, Inc., ICE Clear Credit LLC, Mack-Cali Realty Corporation, The Madison Square Garden Company and New York Racing Association, Inc., and a trustee of New York Presbyterian Hospital and New York University School of Law. During the past five years, Mr. Tese was a director of Bowne & Company, Inc., Municipal Art Society, NRDC Acquisition Corp., GGCP, Inc., Wireless Cable International, Inc. and Xanboo Inc.

In light of Mr. Tese’s experience as the chief executive officer of the New York State Urban Development Corporation, his government service, his experience as the executive chairman of private companies, his service as a director of other public companies, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

•	DR. LEONARD TOW, 86, Director of the Company since 2005. Chief Executive Officer of New Century Holdings LLC, an outdoor advertising company, since January 2005. Dr. Tow is a director of AMC Networks Inc., was a director of Citizens Communications Company from 1989 to September 2004 and was Chairman and Chief Executive Officer of Citizens Communications Company from 1990 to September 2004. Dr. Tow is also a Trustee of Columbia University Mailman School of Public Health.

In light of Dr. Tow’s experience as a founder and chief executive officer of a major cable television company, his experience as the chief executive officer of a private company, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

Directors to be elected by Class B Stockholders

•	RAND V. ARASKOG, 83, Director of the Company since 2005. He is a retired Chairman and CEO of ITT Corporation. He is self employed as a private investor as principal in RVA Investments since March 1998.

In light of Mr. Araskog’s experience as the chief executive officer of a public company and as a principal in a private investment company, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•	EDWARD C. ATWOOD, 79, Director of the Company since May 2011. Vice President - Multimedia Services of the Company from 1998 to 2014. Mr. Atwood is the brother- in-law of Charles F. Dolan, the uncle of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Deborah Dolan- Sweeney, Thomas C. Dolan and Marianne Dolan Weber and the uncle by marriage of Kristin A. Dolan and Brian G. Sweeney .

In light of Mr. Atwood’s experience in various positions with Cablevision since 1982, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•	FRANK J. BIONDI, 70, Director of the Company since 2005. Senior Managing Director of WaterView Advisors LLC since

2015 Proxy Statement	11

PROPOSAL 1

June 1999. Mr. Biondi is a director of Hasbro, Inc., Seagate Technology, Amgen, Inc. and RealD Inc. During the past five years, Mr. Biondi was a director of Yahoo Inc.

In light of Mr. Biondi’s experience as a managing director of a private company and as a director of other public companies, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•	CHARLES F. DOLAN, 88, Director of the Company since 1985. Chairman of the Company since 1985. Executive Chairman of AMC Networks Inc. since June 2011. Chief Executive Officer of the Company from 1985 to October 1995. Founded and acted as the General Partner of the Company’s predecessor from 1973 to 1985. Established Manhattan Cable Television in 1961 and Home Box Office in 1971. He serves as a director of AMC Networks Inc. and The Madison Square Garden Company. Charles F. Dolan is the father of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney and Marianne Dolan Weber, the father- in-law of Kristin A. Dolan and Brian G. Sweeney, the brother-in-law of Edward C. Atwood and the uncle of Paul J. Dolan .

In light of Mr. Dolan’s experience as founder, his service as Chairman and, previously, as the Chief Executive Officer of Cablevision and its predecessors, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•	JAMES L. DOLAN, 59, Director of the Company since 1991. Chief Executive Officer of the Company since October 1995. President of the Company from June 1998 to April 2014. Executive Chairman of The Madison Square Garden Company since July 2009. Chairman of Madison Square Garden, L.P. from 1999 to 2010. Chief Executive Officer of Rainbow Media Holdings, Inc., a subsidiary of the Company, from September 1992 to October 1995. Vice President of the Company from 1987 to September 1992. He serves as a director of AMC Networks Inc. and The Madison Square Garden Company. During the past five years, Mr. Dolan was a director of Live Nation Entertainment, Inc. James L. Dolan is the son of Charles F. Dolan, the spouse of Kristin A. Dolan, the brother of Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney and Marianne Dolan Weber, the brother-in-law of Brian G. Sweeney, the nephew of Edward C. Atwood and the cousin of Paul J. Dolan.

In light of Mr. Dolan’s experience in various positions with Cablevision since 1979, including as its Chief Executive Officer since 1995, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•	KRISTIN A. DOLAN, 49, Director of the Company since 2010. Chief Operating Officer of the Company since April 2014. President, Optimum Services of the Company from April 2013 to April 2014. Senior Executive Vice President of Product Management and Marketing from November 2011 to April 2013. Senior Vice President of the Company from 2003 to 2011. Ms. Dolan has been an employee of the Company since 1990. She serves as a director of AMC Networks Inc. and The Madison Square Garden Company. Kristin A. Dolan is the daughter-in- law of Charles F. Dolan, the spouse of James L. Dolan, the sister-in-law of Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Brian G. Sweeney, Deborah Dolan-Sweeney and Marianne Dolan Weber, the niece by marriage of Edward C. Atwood and the cousin by marriage of Paul J. Dolan .

In light of Ms. Dolan’s experience in various positions with Cablevision since 1990, as well as the knowledge and experience she has gained and contributions she has made during her tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that she should be reelected to the Board.

•	PATRICK F. DOLAN, 63, Director of the Company since 1991. President of News 12 Networks of the Company since February 2002. Vice President of News from September 1995 to February 2002. News Director of News 12 Long Island, a subsidiary of the Company, from December 1991 to September 1995. He serves as director of AMC Networks Inc. Patrick F. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, Kathleen M. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney and Marianne Dolan Weber, the brother-in-law of Kristin A. Dolan and Brian G. Sweeney, the nephew of Edward C. Atwood and the cousin of Paul J. Dolan.

In light of Mr. Dolan’s experience as a member of Cablevision’s founding family and in various positions with Cablevision since 1989, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

12	2015 Proxy Statement

PROPOSAL 1
•	PAUL J. DOLAN, 56, Chairman and Chief Executive Officer of the Cleveland Indians Major League Baseball team since 2010. Mr. Dolan was President of the Cleveland Indians from 2004 to 2010 and Vice President and General Counsel from 2000 to 2004. Mr. Dolan has served on multiple committees of Major League Baseball and is currently on the MLB’s Long Range Planning Committee and Ownership Committee. Since 2006, Mr. Dolan has been a Director and a member of the Compensation Committee of The J.M. Smucker Company. He was Chairman and Chief Executive Officer of Fast Ball Sports Productions, a sports media company, from 2006 through 2012. Mr. Dolan received his BA from St. Lawrence University and his JD from Notre Dame Law School. Mr. Dolan is the nephew of Charles F. Dolan and the cousin of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney and Marianne Dolan Weber and a cousin by marriage of Kristin A. Dolan and Brian G. Sweeney.

In light of Mr. Dolan’s experience as the chief executive officer of another company and his service as a director of another public company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be elected to the Board.

•	THOMAS C. DOLAN, 62, Director of the Company since 2007. Executive Vice President-Strategy and Development, Office of the Chairman since September 2008. Executive Vice President and Chief Information Officer of the Company from October 2001 until April 2005. Mr. Dolan was on unpaid leave of absence from April 2005 until September 2008. Senior Vice President and Chief Information Officer of the Company from February 1996 to October 2001. Vice President and Chief Information Officer of the Company from July 1994 to February 1996. General Manager of the Company’s East End Long Island cable system from November 1991 to July 1994. System Manager of the Company’s East End Long Island cable system from August 1987 to October 1991. He also served as a director of the Company from March 1998 to May 2005. He serves as a director of AMC Networks Inc. and The Madison Square Garden Company. Thomas C. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Deborah Dolan-Sweeney and Marianne Dolan Weber, the brother-in-law of Kristin A. Dolan and Brian G. Sweeney, the nephew of Edward C. Atwood and the cousin of Paul J. Dolan.

In light of Mr. Dolan’s experience as a member of Cablevision’s founding family and in various positions with Cablevision since 1987, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, a majority of our Board of Directors, acting on the recommendation of a majority of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board. In light of the lawsuit filed by Thomas C. Dolan against Cablevision described under “Related Party Policy and Certain Transactions - Certain Other Transactions,” the following directors abstained from the Board’s recommendation on Thomas C. Dolan: Messrs. Araskog, Biondi, Lhota, Reifenheiser, Ryan, Simmons, Tese and Tow.

•	DEBORAH DOLAN-SWEENEY, 51, Director of the Company since 2008. Director of Dolan Family Foundation since 1986. Director of Dolan Children’s Foundation since 1997. During the past five years, Ms. Dolan-Sweeney served as a director of The Madison Square Garden Company. Deborah Dolan-Sweeney is the daughter of Charles F. Dolan, the spouse of Brian G. Sweeney, the sister of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan and Marianne Dolan Weber, the sister-in-law of Kristin A. Dolan, the niece of Edward C. Atwood and the cousin of Paul J. Dolan.

In light of Ms. Dolan-Sweeney’s experience as a member of Cablevision’s founding family, as well as the knowledge and experience she has gained and contributions she has made during her tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that she should be reelected to the Board.

•	BRIAN G. SWEENEY, 50, Director of the Company since 2005. President and Chief Financial Officer of the Company since March 2015. President of the Company from April 2014 to March 2015. Senior Executive Vice President, Strategy and Chief of Staff from January 2013 to April 2014. Senior Vice President - eMedia of the Company from January 2000 to January 2013. He serves as a director of AMC Networks Inc. and The Madison Square Garden Company. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the spouse of Deborah Dolan-Sweeney, the brother-in-law of James L. Dolan, Kathleen M. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan and Marianne Dolan Weber the nephew by marriage of Edward C. Atwood and the cousin by marriage of Paul J. Dolan .

In light of Mr. Sweeney’s experience in various positions with Cablevision since 1993, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

2015 Proxy Statement	13

PROPOSAL 1
•	MARIANNE DOLAN WEBER, 57, Director of the Company since 2005. President of Dolan Family Foundation from 1986 to September 1999. Chairman of Dolan Family Foundation from September 1999 through 2011. President of Dolan Children’s Foundation from 1997 to September 1999. Chairman of Dolan Children’s Foundation from September 1999 through 2011. Manager of Dolan Family Office, LLC from 1997 through 2011. She serves as a director of AMC Networks Inc. During the past five years, Ms. Dolan Weber served as a director of The Madison Square Garden Company. Marianne Dolan Weber is the daughter of Charles F. Dolan, the sister of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan and Deborah Dolan-

Sweeney, the sister-in-law of Kristin A. Dolan and Brian G. Sweeney, the niece of Edward C. Atwood and the cousin of Paul J. Dolan .

In light of Ms. Dolan Weber’s experience as a member of Cablevision’s founding family and as Chairman of the Dolan Family Foundation and the Dolan Children’s Foundation, as well as the knowledge and experience she has gained and contributions she has made during her tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that she should be reelected to the Board.

14	2015 Proxy Statement

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has approved the retention of KPMG LLP (“KPMG”) as our independent registered public accountants for 2015. KPMG will audit our financial statements for fiscal year 2015. We are asking that you ratify that appointment, although your ratification is not required. A KPMG representative will be at the annual meeting to answer appropriate questions and to make a statement if he or she desires. This proposal requires the affirmative vote of the majority of the votes cast by the holders of Class A common stock and Class B common stock, voting together as a single class. In accordance with our Amended and Restated Certificate of Incorporation, holders of Class A common stock have one vote per share and holders of Class B common stock have ten votes per share.

The Board recommends you vote FOR this proposal.

KPMG LLP Information

The following table presents fees for services rendered by KPMG in 2013 and 2014.

	2013	2014
	(in thousands)
Audit Fees(1)	$3,950	$3,892
Audit Related Fees(2)	703	583
Tax Fees(3)	56	66
All Other Fees(4)	940	313
Total Fees	$5,649	$4,854
1.	Audit fees consisted of services for: (1) the audit of the Company’s annual financial statements, (2) audits of internal control over financial reporting, (3) reviews of the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, and (4) XBRL-related agreed-upon procedures related to the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K.
2.	Audit related fees consisted principally of services relating to regulatory requirements of certain subsidiaries, audits of employee benefit plans, agreed upon procedures or expanded audit procedures to comply with contractual agreements and filings with the Securities and Exchange Commission.
3.	Tax fees consisted of fees for tax consultation services.
4.	This fee category consists of fees billed for services other than the services reported in other categories, and consists of fees for permissible advisory services not related to the audit.

The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to the Chairman or any other member of the Audit Committee. All of the services for which fees were disclosed in the table above were pre-approved under the Audit Committee’s pre-approval policy.

2015 Proxy Statement	15

REPORT OF AUDIT COMMITTEE

In accordance with its charter, the Audit Committee assists the Board in its oversight of the Company’s financial reporting process. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm (the “independent auditor”) is responsible for auditing the Company’s annual financial statements and expressing opinions as to the conformity of the annual financial statements with generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting.

As part of its oversight activities during 2014, the Audit Committee discussed with the independent auditor the overall scope and plans for its audit and approved the terms of its engagement letter. The Audit Committee also reviewed the Company’s internal audit plan. The Audit Committee met with the independent auditors and with the Company’s internal auditors, in each case with and without other members of management present, to discuss the results of their respective examinations, their evaluations of the Company’s internal controls and the overall quality and integrity of the Company’s financial reporting. Additionally, the Audit Committee reviewed the performance, responsibilities, budget and staffing of the Company’s internal auditors. Further, the Audit Committee monitored the Company’s response to matters raised through the confidential hotline and also discussed with management the processes by which the Company assesses and manages exposure to risks.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and the independent auditor the audited financial statements for the year ended December 31, 2014 and the independent auditor’s evaluation of the Company’s internal control over financial reporting. The Audit Committee discussed with the independent auditor the matters required to be discussed pursuant to Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee discussed with the independent auditor that firm’s independence. All audit and non-audit services performed by the independent auditor were approved in accordance with the Audit Committee’s pre- approval policy, and the Audit Committee has concluded that the provision of such services to the Company is compatible with the independent auditor’s independence.

Based upon the review and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2014 be included in the Company’s Annual Report on Form 10-K for 2014 filed with the Securities and Exchange Commission.

Members of the Audit Committee
Joseph J. Lhota (Chairman)	John R. Ryan	Vincent Tese	Leonard Tow

16	2015 Proxy Statement

OUR EXECUTIVE OFFICERS

Our executive officers as of April 10, 2015 are:

Charles F. Dolan(1)	Chairman

James L. Dolan(1)	Chief Executive Officer

Brian G. Sweeney(1)	President and Chief Financial Officer

Kristin A. Dolan(1)	Chief Operating Officer

David G. Ellen	Executive Vice President, General
Counsel and Secretary

Victoria M. Mink	Senior Vice President, Controller and
Principal Accounting Officer

Kevin F. Watson	Senior Vice President and Treasurer
1.	Biographies of Charles F. Dolan, James L. Dolan, Brian G. Sweeney and Kristin A. Dolan are on pages 12 and 13 of this proxy statement.

DAVID G. ELLEN, 50, Executive Vice President, General Counsel and Secretary of the Company since December 2013. Executive Vice President and General Counsel from September 2009 to December 2013. From September 2004 to September 2009,

Mr. Ellen served as General Counsel of the Company’s cable business. From July 2001 to September 2004, Mr. Ellen was Deputy General Counsel of IAC/InterActiveCorp. Mr. Ellen is a trustee of Hudson Guild.

VICTORIA M. MINK, 46, Senior Vice President, Controller and Principal Accounting Officer of the Company since June 2011. Senior Vice President and Divisional Controller of the Company’s Telecommunications Segment from January 2007 to May 2011 and Vice President and Divisional Controller — Telecommunications from October 2004 to December 2006.

KEVIN F. WATSON, 48, Senior Vice President and Treasurer of the Company since November 2006. Vice President and Corporate Treasurer of PanAmSat Corporation from January 2001 to November 2006. Director-Corporate Treasurer of Entex IT Services from September 1999 to December 2000. Mr. Watson also held finance positions at MCI Telecommunications, Inc. and Prudential Securities, Inc.

2015 Proxy Statement	17

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

Cablevision is a leading media and telecommunications company, serving millions of households and businesses throughout the greater New York area. Cablevision offers Optimum-branded digital cable television, high-speed Internet and voice services as well as Optimum WiFi, the nation’s most robust WiFi network. Cablevision’s Lightpath subsidiary is a premier provider of integrated business communications solutions for larger companies. Through its local media and programming properties – News 12 Networks and Newsday Media Group – Cablevision also delivers news and information created specifically for the communities it serves.

We operate our businesses in an increasingly competitive, highly regulated, rapidly changing and complex technological environment and continue to lead the industry with the highest penetration rates across our three primary products of any major provider of similar services.

We strive to remain competitive by developing new and advanced products and services and continue to balance investments in our products and network with our overall financial objectives. This includes returning capital to stockholders, which in 2014 took the form of quarterly dividends. Our capital allocation strategy is designed to enhance long-term value for the Company and our stockholders.

Cablevision places great importance on its ability to attract, retain, motivate and reward experienced executives who can continue to help the Company achieve strong financial, operational and stock performance. We strive to do so by developing executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of the strategic objectives of growing the Company’s businesses and maximizing stockholder value.

Our named executive officers have a combined total of more than 120 years of service in the cable and telecommunications industries with the Company.

The executive compensation program includes short-term and long-term incentive structures that provide competitive compensation, drive performance and encourage executive retention. The following principles describe the key objectives of our executive compensation program:

•	The majority of compensation is at risk and based on the performance of the Company, which closely ties compensation to the Company’s actual performance;
•	Incentive compensation for the executive officers focuses more heavily on long-term rather than short-term accomplishments and results;
•	Equity-based compensation is used to align executive officers’ interests with our stockholders’ interests; and
•	The overall executive compensation program design ensures the Company can attract, retain, motivate and reward the talented executives who are essential to the Company’s continuing success. Total compensation, rather than individual compensation elements, is the Compensation Committee’s focus in providing competitive compensation opportunities.

In formulating the executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining an appropriate balance between (1) short-term and long-term compensation, (2) cash and equity compensation, and (3) performance-based and non-performance-based compensation.

To the extent that we do not achieve our annual or long-term performance targets, our compensation program is designed to reduce the amount of total compensation received by our executive officers. In both 2013 and 2014, no payments were made pursuant to awards granted under our long-term cash performance plan awards due primarily to the Company’s decision to make significant investments in our products and services, with a focus on retention and acquisition of customers. Such investments had not been contemplated when the plan targets were set.

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Elements of Compensation. The table below summarizes the current elements of our compensation program and how each element supports the Company’s compensation objectives:

Compensation Element		Description	At-Risk	Long-Term	Stockholder Alignment	Talent Focus
Base Salary	•	Fixed level of compensation
	•	Determined within a competitive range established through peer benchmarking				X
Annual	•	Performance-based cash incentive opportunity
Performance	•	Based on achievement of pre-defined metrics of	X		X	X
Bonus Award		Company and individual performance
Long-Term Cash Performance Awards	•	Performance plan based solely on the achievement of quantitative metrics	X	X	X	X
	•	Awards cliff vest three years from date of grant
Performance Restricted Stock Units	•	Performance plan based solely on the achievement of quantitative metrics	X	X	X	X
	•	Awards cliff vest three years from date of grant
Stock Options	•	Variable pay with value based on increases in our stock price over time	X	X	X	X
	•	3-year ratable vesting
Restricted Stock	•	Awards of restricted stock with 3-year ratable vesting	X	X	X	X
Retirement Plans	•	Cablevision 401(k) Savings Plan
	•	Cablevision Excess Savings Plan				X

CHANGES TO OUR 2015 COMPENSATION PROGRAM

Our long term performance awards granted prior to 2015 were cash based awards. Our 2015 long-term performance awards will be delivered in equity rather than cash (except for a cash performance award to Mr. James L. Dolan pursuant to his employment agreement, as described below under “Long- Term Incentives”). The 2015 awards were granted in the form of performance restricted stock units that vest at the end of

3 years. The Compensation Committee made this change to further align management’s incentives with the interests of its stockholders and to be responsive to stockholder sentiments regarding cash-based long-term awards. We anticipate continued use of equity-based compensation for our future long-term performance awards.

ROLE OF COMPENSATION COMMITTEE

Our Compensation Committee administers our executive compensation program. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and the other executive officers of the Company who are required to file reports under Section 16(a) of the Securities Exchange Act of 1934, evaluates such executive officers’ performance in light of those goals and objectives and determines and approves their compensation levels based upon those evaluations; and (3) oversees the activities of the committee or committees administering our retirement plans. The Compensation Committee also administers our stockholder approved compensation plans. For more information about the Compensation Committee, please see “Board of Directors and Committees - Committees - Compensation Committee.”

ROLE OF COMPENSATION CONSULTANT

In accordance with its charter, the Compensation Committee has the authority to engage outside consultants to assist in the performance of its duties and responsibilities. The Compensation Committee uses a compensation consultant to assist the Compensation Committee in determining whether the elements of the Company’s executive compensation program are reasonable and consistent with the Company’s objectives. The compensation consultant advises the Compensation Committee on designing the executive compensation program and the reasonableness of individual compensation awards. The compensation consultant reports directly to the Compensation Committee, although the compensation consultant meets with members of management from time to time for purposes of gathering

2015 Proxy Statement	19

information on management proposals and recommendations to be presented to the Compensation Committee.

As part of its ongoing engagement, the Compensation Committee’s compensation consultant, Pay Governance, conducted a review of executive compensation to assist the Compensation Committee in determining compensation programs and decisions for 2014. The Compensation Committee has retained Pay Governance to assist in designing and establishing the Company’s executive compensation programs for 2015.

ROLE OF EXECUTIVES IN COMPENSATION DECISIONS

The Compensation Committee reviews the performance and compensation of the Chief Executive Officer and the Chairman and, following discussions with its compensation consultant, establishes each of their compensation. The management of the Company provides to the Compensation Committee, either directly or through the compensation consultant, management’s recommendations on the compensation, including annual cash incentive compensation, for executive officers other than the Chief Executive Officer and the Chairman. The Chief Executive Officer and the Chief

Financial Officer assist the Compensation Committee and its compensation consultant in determining the Company’s core peer group and the peer group comparisons, as described below. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and discussions with its compensation consultant, the Compensation Committee determines and approves compensation for the executive officers.

COMPENSATION PRACTICES AND POLICIES

EMPLOYMENT AGREEMENTS

We have written employment agreements with certain named executive officers. In April 2014, we entered into a letter agreement with Mr. James L. Dolan that amended his prior employment agreement to remove his right to terminate his employment for any reason and receive a severance payment during the 13th month after a Change in Control (as defined in the agreement). In addition, in April 2014, we entered into letter agreements with each of Mr. Brian G. Sweeney and Ms. Kristin A. Dolan, in connection with Mr. Sweeney’s appointment as President and Ms. Dolan’s appointment as Chief Operating Officer which, in the case of Ms. Dolan amended and restated her prior employment agreement. In February 2015, we entered into a letter agreement with Mr. Sweeney that amended his prior employment agreement to reflect his change in title, effective March 1, 2015, from President to President and Chief Financial Officer and amended his duties to reflect his additional responsibilities, but otherwise did not change the terms of his agreement. In February 2015, we entered into a letter agreement with Mr. Gregg G. Seibert that amended and restated his prior employment agreement to reflect his change in title, effective March 1, 2015, from Vice Chairman and Chief Financial Officer to Vice Chairman, and to modify his compensation and certain other terms of his agreement. Mr. Seibert also entered into agreements in February 2015 with each of MSG and AMC pursuant to which he became Vice Chairman of each company. For a description of the terms and provisions of the employment agreements with our named executive officers, see “Executive Compensation Tables - Employment Agreements.”

PERFORMANCE OBJECTIVES

As described below under “- Elements of In-Service Compensation” the Company grants performance-based incentives as important elements of executive compensation.

Generally, the performance metrics for the incentives have been based on net revenues and on adjusted operating cash flow (“AOCF”) a non-GAAP financial, measure, defined as operating income (loss) before depreciation and amortization

(including impairments), excluding stock based compensation expense or benefit and restructuring expense or credits. The Company considers these performance measures to be key measures of the Company’s operating performance and aligned with the Company’s strategy. At the time of the grant of an award, the performance measures used may contemplate certain potential future adjustments and exclusions.

TALLY SHEETS

The Compensation Committee has reviewed tally sheets setting forth all components of compensation payable, and the benefits accruing, to the named executive officers for the completed fiscal year, including all cash compensation, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the named executive officers upon various types of termination. The Compensation Committee considers the information presented in tally sheets in determining future compensation.

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BENCHMARKING

The Compensation Committee reviewed and compared compensation from a core peer group of companies in the same general industry or industries as the Company as well as companies of similar size and business mix to evaluate the competitiveness and appropriateness of our compensation program. The Compensation Committee, with the assistance of Pay Governance, its compensation consultant, selected the companies that would comprise the core peer group in 2014:

•	CBS Corporation,
•	Century Link, Inc.,
•	Charter Communications, Inc.,
•	Comcast Corporation,
•	DIRECTV,
•	DISH Network Corporation,
•	Frontier Communications Corporation,
•	Level 3 Communications, Inc.,
•	Liberty Media Corporation,
•	Time Warner Cable, Inc., and
•	Viacom Inc.

Because we also compete for executives with more diversified companies, the Compensation Committee also considered a supplemental reference group that included AT&T Inc., Verizon Communications Inc., Time Warner Inc., The Walt Disney Company, Sprint Corporation and News Corporation.

The Compensation Committee determined that the core peer group represented an appropriate benchmark for the competitive market for our senior executive talent in 2014, based on our business operations and competitive labor markets, and the supplemental reference group provided an additional relevant point of reference. The core peer group is a broader group of companies than the companies included in the peer group for the stock performance graph contained in our Annual Report on Form 10-K.

Pay Governance presented to the Compensation Committee a comparison of base salary, target bonus, total cash compensation (defined as base salary plus target bonus), long- term incentives and total direct compensation (defined as total cash compensation plus the annualized value of long-term incentives) with the median, 75th percentile and 90th percentile of the core peer group and also compared compensation levels with the supplemental reference group. As part of the total direct compensation review, Pay Governance assisted the Compensation Committee in (1) determining the peer group to be used for competitive comparisons, (2) assessing executive compensation in comparison with the peer group and in light of the Company’s performance, and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends.

In this analysis, it was noted that, as in prior years, there was limited market information regarding the role and compensation of chairmen who are executive officers but not chief executive officers. The Compensation Committee considered that the Company’s founder and Chairman, Mr. Charles F. Dolan, continues to play a unique and important role in setting the strategic direction of the Company, in addition to his role on the Board. The Compensation Committee determined to exclude Mr. Charles F. Dolan from these comparisons with officers of the members of the core peer group. The Compensation Committee concluded that as a result of Mr. Dolan’s important role in setting the strategic direction of the Company, an appropriate general guideline for Mr. Dolan’s target total direct compensation for 2014 was slightly below the target total direct compensation of the Chief Executive Officer of the Company.

The Compensation Committee also received information from its compensation consultant concerning comparisons of compensation levels for the other named executive officers to comparable positions among the peer companies. Compensation of the Company’s Chief Executive Officer, Mr. James L. Dolan, was compared to chief executive officers at the peer group companies. Mr. Gregg G. Seibert, Vice Chairman and Chief Financial Officer of the Company, was compared to chief financial officers at the peer group companies. Compensation of Mr. Brian G. Sweeney, President of the Company, and Ms. Kristin A. Dolan, Chief Operating Officer of the Company, was compared to Chief Operating Officers at the peer group companies.

The Compensation Committee also took into account the responsibilities of Mr. Charles F. Dolan with AMC following the AMC Distribution and Mr. James L. Dolan with MSG following the MSG Distribution. See “Related Party Policy and Certain Transactions” below for additional information regarding the AMC Distribution and MSG Distribution.

Based on the total compensation review, the Compensation Committee set a general guideline for target total direct compensation based on a combination of internal and market considerations. Internal factors include experience, skills, position, level of responsibility, historic and current compensation levels, internal relationship of compensation levels between executives, as well as attraction and retention of executive talent. Market considerations include referencing market pay levels and pay practices among a peer group of companies with a reference to the third quartile of the core peer group. The Compensation Committee’s decisions are based upon a combination of these considerations and may exceed or fall below the third quartile of the core peer group. The Compensation Committee believed that this range was appropriate in light of the dynamics, diversity, complexities and competitive nature of the Company’s businesses as well as the Company’s performance. The Compensation Committee believed that the guideline for target total direct compensation provided a useful point of reference, along with the other factors described above, in administering the Company’s executive compensation program.

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SAY ON PAY

In accordance with the advisory vote on the frequency of the stockholder advisory vote on executive compensation submitted to stockholders at the Company’s 2011 annual meeting, the Company will hold a stockholder advisory vote on executive compensation every three years. The most recent executive compensation advisory vote was held at the Company’s 2014 annual meeting of stockholders, at which more than 90% of the votes of holders of Class A common stock and Class B common stock, voting together as a single class, approved the advisory vote on the compensation of executive officers. More than a majority of the votes of holders of Class A common stock were cast to approve the advisory vote on the compensation of executive officers. The Compensation Committee considered the affirmative outcome of this vote for compensation and has continued to apply the same principles when making compensation decisions for our named executive officers.

The next executive compensation advisory vote will be held at the 2017 annual meeting of stockholders.

ELEMENTS OF IN-SERVICE COMPENSATION

Our executive compensation program consists of three principal elements, each of which is important to the Company’s desire to attract, retain, motivate and reward highly-qualified executives. The three principal compensation elements are base salary, annual cash incentives and long-term incentives (including equity grants and cash performance grants). In addition, each executive officer is also eligible to receive certain benefits, which are generally provided to all other eligible employees, and certain perquisites described below.

A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy as described above. The Compensation Committee reviews historical Company compensation and other information provided by its compensation consultant and other factors such as experience, performance and length of service to determine the appropriate level and mix of compensation for executive officers, by position and grade level.

BASE SALARIES

The Compensation Committee is responsible for setting the base salaries of the named executive officers. Base salaries for these executives have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executives. The employment agreements of each of the named executive officers who have employment agreements contains a minimum base salary level. For information regarding these minimum base salary levels, please see “- Employment Agreements” below.

The Compensation Committee currently reviews the salaries of the named executive officers no less frequently than on an annual basis. The Compensation Committee evaluates each executive’s performance, experience and grade level and may increase executive salaries. Based on their performance and in accordance with the terms of the employment agreements, the Compensation Committee, in its discretion, has increased base salaries for the named executive officers over time.

The Compensation Committee in 2014 reviewed the base salaries of the named executive officers based on evaluation of performance, experience and the competitive marketplace. The Compensation Committee kept named executive officers salaries constant, except that Mr. Brian G. Sweeney received a $650,000 increase in base salary as a result of his promotion to President in April 2014 and Ms. Kristin A. Dolan received a $500,000 increase in base salary as a result of her promotion to Chief Operating Officer in April 2014. The base salaries for the named executive officers in 2014 are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

ANNUAL INCENTIVES

Under our executive compensation program, the Compensation Committee grants annual incentive awards, or bonuses, to executive officers and other members of management. For the named executive officers and other individuals that the Compensation Committee determines may be covered by Section 162(m) of the Internal Revenue Code, as amended, 2014 bonuses were granted under the 2011 Cash Incentive Plan (“CIP”), a stockholder approved plan. For all other members of management, bonuses were granted under a management performance incentive program (“MPIP”) administered by the Compensation Committee.

The Compensation Committee designs annual incentive awards to directly link executive compensation to the Company’s performance and provide incentives and rewards for excellent business performance during the year. Each bonus-eligible employee is assigned a target bonus presented as a percentage of that employee’s annual base salary. The target bonuses are determined based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, the employment agreement of each named executive officer who has an employment agreement, other

22	2015 Proxy Statement

than Mr. Charles F. Dolan, contains a minimum target bonus level. For information regarding these minimum target bonus levels, please see “- Employment Agreements” below.

The Compensation Committee reviews the target bonus levels of the named executive officers at least annually. The Compensation Committee evaluates each executive’s performance, experience and grade level and may adjust executive target bonus levels accordingly. Based on their performance and in accordance with the terms of the employment agreements, the Compensation Committee, in its discretion, has increased target bonus levels for the named executive officers over time. Target bonuses, presented as a percentage of base salary for 2014, were as follows: Mr. Charles F. Dolan - 175%; Mr. James L. Dolan - 200%; Mr. Seibert - 200%; Mr. Sweeney – 200%; and Ms. Dolan – 200%

The payment of annual incentive awards depends on the extent to which the Company achieves performance objectives established by the Compensation Committee. In general, under the CIP, if the applicable performance metric is met, each named executive officer would be eligible to receive payment of an annual incentive award equal to the lesser of $10 million and two times his target bonus, subject to the Compensation Committee’s discretion to reduce the award. Under the CIP, regardless of whether the Company achieves, exceeds or fails to achieve its target metrics, the Compensation Committee has the discretion only to decrease bonuses if the Company wishes to preserve the Section 162(m) deduction.

For 2014, the performance target for the named executive officers was at least 90% of the Company’s 2014 budgeted net revenue, exclusive of certain corporate expenses, and subject to certain adjustments to reflect changes in the Company’s business and other factors during 2014, including to account for acquisitions of or investments in new businesses, dispositions or discontinuation of businesses and changes in the application of GAAP (“Adjusted Net Revenue”), of $6.476 billion. As the Company’s actual Adjusted Net Revenue for 2014 was $6.491 billion, the performance target was met. The Compensation Committee elected to exercise its negative discretion under the CIP and to reduce the incentive award payments to the levels that the named executive officers would have received if they had been participants in the MPIP.

The Compensation Committee established MPIP performance metrics that varied depending upon the eligible employee’s specific business unit. These performance objectives related to items such as net revenues, AOCF, subscribers, advertising revenue, capital expenditures and other division-specific strategic and operating metrics. For executive officers and other individuals who hold corporate positions at the Company, the MPIP metrics were predominantly based on a weighted average of the comparisons of all of the business units’ performances against their respective performance objectives. In determining to reduce the CIP payouts to MPIP levels for the bonuses payable to the named executive officers, the Compensation Committee used this weighted average. Bonuses awarded under the MPIP may also be adjusted for recipients’ individual performances. To the extent the Company exceeds the MPIP performance metrics, employees may receive payments greater than their target bonuses.

As part of the process for determining executive compensation in 2014, the Compensation Committee reviewed the payouts that the named executive officers were expected to receive in 2014 for long term performance awards granted in prior years, as well as each executive officer’s performance, experience and grade level.

LONG-TERM INCENTIVES

The Compensation Committee designs our executive compensation program to achieve the objectives described above under “Executive Compensation Program Objectives and Philosophy”. Except as noted below, our core long-term incentive program in 2014 for all executives consisted of two elements: restricted stock and cash performance awards.

These long-term incentives were awarded to members of management based on each individual’s grade level. Except for Mr. James L. Dolan, the awards provided approximately 50% of the value of each executive’s long-term incentive awards in restricted stock and approximately 50% of the value as cash performance awards. Pursuant to his employment agreement, Mr. James L. Dolan’s long-term incentive award consisted of stock options and cash performance awards, as described in more detail below under “Employment Agreements.”

We believe restricted stock (and, stock options, in the case of Mr. James L. Dolan) provides the named executive officers with an incentive to improve the Company’s stock price performance and a direct alignment with stockholders’ interests, as well as a continuing stake in the long-term success of the Company. The cash performance awards also have historically provided strong incentives for the executives to help the Company achieve specific long-term financial objectives.

Change to Long-Term Incentives in 2015

Our long-term performance awards for 2015 will be delivered in equity rather than cash. The 2015 awards will be granted in the form of performance restricted stock units that vest at the end of three years. The Compensation Committee made this change to further align management’s incentives with the interests of its stockholders and to be responsive to stockholder sentiments regarding cash-based long term awards. We anticipate continuing to use equity-based compensation for our future long-term performance awards. Pursuant to his employment agreement, Mr. James L. Dolan received in 2015 an award of 2,000,000 stock options, which is the maximum annual amount of shares that may be awarded to any individual pursuant to the

2015 Proxy Statement	23

Amended and Restated 2006 Employee Stock Plan and received the remainder of his 2015 long-term incentive award in the form of a cash performance award.

Because our long-term incentive awards vest over time, we believe these awards provide strong incentives for the executives to remain with the Company.

Grants of long-term incentives are made under our Amended and Restated 2006 Employee Stock Plan, which was originally approved by stockholders at our annual meeting in May 2006 and was amended and restated and approved by our stockholders in May 2009 and May 2014. Subject to approval by our stockholders as described below under “Proposal 3 - Approval of Cablevision Systems Corporation 2015 Employee Stock Plan.” future equity incentive awards will be granted under the 2015 Employee Stock Plan and no future grants will be made under the Amended and Restated 2006 Employee Stock Plan. Cash awards have been made under our 2011 CIP which was approved by stockholders in May 2011 and will be used for any future cash performance awards.

We generally make annual grants of the elements of our long-term incentive program to eligible employees after the public announcement of our annual financial information.

Restricted stock (and stock options for Mr. James L. Dolan) and cash performance awards were granted in March 2014. Mr. Brian G. Sweeney and Ms. Kristin A. Dolan also received additional one time restricted stock and cash performance awards upon their promotions in April 2014. The current executive compensation program annual long- term incentives generally were granted in March 2015. Awards for new eligible employees hired after annual grants, but prior to October 1 of each year, and for employees who received additional stock awards in connections with promotions during the year are, generally granted in October.

RESTRICTED STOCK

Under our executive compensation program, annual grants of restricted stock are made to executive officers and other members of management. An award of restricted stock provides the recipient with a specified number of shares of Class A common stock as long as the recipient remains employed by the Company through the date that the restrictions lapse. Restricted stock awards granted prior to 2015 will vest in their entirety on the third anniversary of the date of grant (i.e., three-year cliff vesting) as long as the recipient is continuously employed until such date. The restricted stock awards granted in March 2015 vest ratably over a three-year period (i.e., one-third of the grant vests on each of the first, second and third anniversaries of the grant date), as long as the recipient is continuously employed until the applicable vesting date. Information regarding restricted stock awards for the named executive officers in 2014 is set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table under “Executive Compensation Tables” below. More information regarding restricted stock grants made prior to 2015 to the named executive officers appears in the Outstanding Equity Awards at Fiscal Year- End Table under “Executive Compensation Tables” below. Vesting of restricted stock awards granted in March 2014 to Messrs. Charles F. Dolan, Gregg G. Seibert, Brian G. Sweeney and Ms. Kristin A. Dolan and in April 2014 to Mr. Brian G. Sweeney and Ms. Kristin A. Dolan was also subject to the Company achieving a performance condition designed to achieve tax deductibility under Section 162(m) of the Internal Revenue Code. The performance condition with respect to the awards granted to Messrs. Charles F. Dolan and Gregg G. Seibert requires the Company to achieve growth in net revenues (relative to fiscal year 2013) in fiscal years 2014, 2015 or 2016. The performance condition with respect to the awards granted to Mr. Brian G. Sweeney and Ms. Kristin A. Dolan requires the Company to achieve either: (i) growth in net revenues in the period from April 1, 2014 to December 31, 2014 (relative to the period April 1, 2013 to December 31, 2013); or (ii) growth in net revenues (relative to fiscal year 2013) in fiscal years 2015 or 2016.

PERFORMANCE AWARDS

The current executive compensation program contemplates annual grants of three-year performance awards to executive officers and other members of management to be earned on the basis of long-term performance relative to pre-established financial goals.

With respect to grants prior to 2015, and for Mr. James L. Dolan, in 2015, each recipient was eligible to receive a specified dollar amount, depending on the employee’s grade level, to the extent that the performance objectives are achieved.

The performance awards granted in 2014 will be payable in 2017 if the Company achieves specified targets on two key financial metrics:

•	Cumulative net revenue in fiscal years 2014, 2015 and 2016
•	Cumulative annual operating cash flow (“AOCF”) in fiscal years 2014, 2015, and 2016

In determining achievement of the 2014 performance awards, net revenues are weighted at 40% and AOCF at 60%. The target levels of net revenues and AOCF were derived from the Company’s long-term plan for its operating business units. These targets were intended to measure ongoing operating performance of the Company and are subject to various adjustments such as for acquisitions and dispositions and investments in new business initiatives and exclude all charges for long-term performance based compensation.

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The awards provide for a potential payout on a sliding scale such that the actual payment may range from zero (if cumulative business unit net revenues and AOCF fail to reach at least 97% of the targets) to 150% (if, for example, cumulative business unit net revenues and AOCF equal or exceed 105% or 106%, respectively, of the targets). If the Company does not achieve threshold levels of performance, the award does not provide for any payment. If the Company exceeds threshold levels but does not achieve the targeted rates, or if the Company achieves one target but not both, the award provides for partial payments.

Under the performance awards made in 2015 (other than the cash performance grant made to Mr. James Dolan described above), each recipient received restricted stock units having a value equal to a specified dollar amount, depending on the employee’s grade level, to the extent that the performance objectives are achieved.

Because the targets for all performance awards have been derived from the Company’s confidential long-term strategic plans, which are not disclosed publicly for competitive reasons, we do not believe it is appropriate to disclose specific future numerical targets. Disclosure of these targets could provide information that could lead to competitive harm. We believe that our long-term plans, and consequently the targets set for the performance awards, are ambitious. In determining the threshold levels of performance, the Compensation Committee considered, among other factors, the Company’s long-term plan and the degree of difficulty in achieving the targets, including a comparison of the long-term plan with analysts’ published projections of our growth as well as of some of our competitors. The 2014 performance award included a sliding scale of payouts based upon the levels of cumulative net revenues and AOCF.

Based on the experience and grade level of the named executive officers, in 2014, the Compensation Committee granted Messrs. Charles F. Dolan, Gregg G. Seibert, Brian G. Sweeney and Ms. Kristin A. Dolan performance awards with targeted amounts of $3,725,000, $3,000,000, $1,500,000, and $1,500,000, respectively. Based on his experience and grade level, and on the terms of his employment agreement, the Compensation Committee granted Mr. James L. Dolan a performance award with a targeted amount of $1,460,000. Performance awards for the named executive officers granted in 2014 are set forth in the Grants of Plan-Based Awards Table under “Executive Compensation Tables” below.

Potential payouts under the 2012 awards were based on net revenues and AOCF in 2014, in each case calculated exclusive of certain corporate expenses and subject to certain adjustments to reflect changes in the Company’s business and other factors over the course of the award measurement period, including to account for acquisitions of or investments in new businesses, dispositions or discontinuations of businesses and changes in the application of GAAP. We refer to 2014 net revenue and AOCF, as so adjusted for purposes of the 2012 performance award, as “2014 Award-Adjusted Net Revenue” and “2014 Award-Adjusted AOCF”. The target 2014 Award-Adjusted Net Revenue was $6.465 billion and the target 2014 Award-Adjusted AOCF was $1.853 billion. Actual 2014 Award-Adjusted Net Revenue was $6.491 billion and Actual 2014 Award-Adjusted AOCF was $1.991 billion, which resulted in an award payout of approximately 132% of the target amount.

STOCK OPTIONS

In each of 2014 and 2015, Mr. James L. Dolan was granted 2,000,000 stock options in accordance with the terms of the 2013 letter agreement amending his employment agreement. The options granted to Mr. Dolan were granted with an exercise price equal to the closing price of the Class A common stock on the date of grant. Mr. Dolan will only realize value if, and to the extent that the price of Class A common stock on the date the stock option is exercised exceeds the exercise price (as adjusted in accordance with its terms). The stock options granted to Mr. Dolan in 2014 and 2015 vest on the third anniversary of the grant date and expire ten years from the grant date.

In compliance with NYSE regulations, options granted by the Company may not be repriced without stockholder consent.

BENEFITS

Benefits offered to executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. In addition to the standard life insurance available to all employees (based on a multiple of base salary, up to a $4,000,000 cap on the total amount of life insurance), the Company purchased whole life insurance policies for certain current and former senior executives of the Company, including Messrs. Charles F. Dolan and James L. Dolan. The policies originally provided coverage (before the application of any dividends to purchase increased insurance) in the amount of the greater of three times the individual’s annual base salary as in effect in 1996 or the death benefit provided under previous policies. As of each respective policy’s 2014 anniversary date, the policies provided estimated death benefits for these executives in the following amounts: Charles F. Dolan – $3,546,396 and James L. Dolan – $1,852,757. Based on current projections, the Company believes the policies are fully funded and the Company does not anticipate the need to make any additional premium payments. The expected death benefits are expected to grow over time to the extent that the

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dividends payable on the policy values exceed the premiums required to fund the death benefit. Information regarding premiums paid by the Company with respect to each of the executive officers is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

DEFINED BENEFIT PLANS

The Company maintains the Cablevision Cash Balance Pension Plan, a tax-qualified defined benefit plan, for participating employees, including executive officers. Under the Company’s Excess Cash Balance Plan, a non-qualified deferred compensation plan, the Company provides additional benefits to employees who are restricted by the applicable Internal Revenue Service (“IRS”) annual compensation limitation. Effective December 31, 2013, the Cash Balance Pension Plan and Excess Cash Balance Plan were amended to freeze participation and future benefit accruals under those plans for all Company employees except those covered by a collective bargaining relationship in Brooklyn. Therefore, no future pay credits were made under these plans after 2013 except for employees covered by such collective bargaining relationship. For employees covered by a collective bargaining agreement, pay credits will cease on April 15, 2015. Monthly interest credits continue to be made to participant accounts until distribution of the accounts following termination of employment. The Company’s Nonqualified Supplemental Benefit Plan provides actuarially determined pension benefits for certain employees of the Company or its subsidiaries and affiliates who were previously employed by CSSC, L.L.C., which is wholly owned by Charles F. Dolan and his spouse. There are only two remaining active employees of the Company who accrue benefits under this plan, only one of whom is a named executive officer, Charles F. Dolan.

More information regarding the Cash Balance Pension Plan, the Excess Cash Balance Plan and the Nonqualified Supplemental Benefit Plan is provided with the Pension Benefits Table under “Executive Compensation Tables” below.

DEFINED CONTRIBUTION PLANS

Under the Cablevision 401(k) Savings Plan (the “401(k) Plan”), a tax-qualified retirement savings plan, participating employees, including executive officers, may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. Historically, the Company has matched 50% of the first 6% of eligible pay contributed by participating employees. The Company matching contributions are subject to vesting limitations for the first three years of employment.

In addition, the Company offers an Excess Savings Plan, a non- qualified deferred compensation plan, to employees who are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the Excess Savings Plan is provided with the Nonqualified Deferred Compensation Table under “Executive Compensation Tables” below.

Effective January 1, 2014, the Company amended the 401(k) Plan to provide for a matching contribution of 100% of the first 4% of eligible pay contributed by participating employees, and for an additional discretionary year-end contribution by the

Company based upon a percentage of eligible compensation. Any discretionary year-end contribution, if approved by the Company, will be provided to all eligible participants who are active on the last day of the plan year and who complete 1,000 hours of service in such plan year. In 2015, the Company made a discretionary year-end contribution of 3% of eligible pay with respect to the 2014 plan year.

The Company’s Nonqualified Supplemental Benefit Plan also includes a defined contribution component. The Company provides allocations to the participant’s notional accounts. There are only two remaining active employees of the Company who accrue benefits under this plan, only one of whom is a named executive officer, Charles F. Dolan.

Matching contributions made by the Company under the 401(k) Plan (including discretionary contributions, if applicable) and the Excess Savings Plan and allocations under the defined contribution portion of the Nonqualified Supplemental Benefit Plan on behalf of the named executive officers are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

PERQUISITES

The Company provides certain perquisites to executive officers as described below. The aggregate value of perquisites received by each of the named executive officers is set forth in the

Summary Compensation Table under “Executive Compensation Tables” below.

26	2015 Proxy Statement

TELECOMMUNICATIONS SERVICES

The Company’s perquisites include access to telecommunications services (cable television, high-speed data and voice) at no monthly cost to employees, including executive officers, living in the Company’s service area. Certain employees living outside the service area are eligible for reimbursement of certain costs in purchasing similar services. The services provided vary depending on the grade level of the employee.

EXECUTIVE SECURITY

In order to address the security concerns of the Company, we have established an executive security program for the protection of the named executive officers. Recommendations of a third party security expert have been implemented for office, home and travel, at the Company’s cost, to the extent approved by the Compensation Committee. Because certain of these costs can be viewed as conveying personal benefits to the named executive officers, they are reported as perquisites.

CAR AND DRIVER

In connection with our executive security program, Messrs. Charles F. Dolan and James L. Dolan each has a Company car and driver assigned to them on a full-time basis, which they are permitted to use for their personal use in addition to business purposes. In addition, certain executive officers and members of management have used Company provided car service on a limited basis for personal use.

To the extent employees use Company-provided car service for personal use, those employees are imputed compensation for tax purposes. For compensation reporting purposes, the benefit attributable to the personal use of Company cars is valued at a portion of the cost of the driver plus car lease, maintenance, fuel and other related costs, based on an estimated percentage of use.

AIRCRAFT

The Company owns and operates three passenger helicopters and leases and operates a jet to facilitate business travel of senior executives. As described under “Related Party Policy and Certain Transactions - Certain Other Transactions,” the Company also has four separate dry lease agreements with entities controlled by Charles F. Dolan or other members of the Dolan family pursuant to which the Company has the right to use fixed-wing or rotary aircraft operated by such entities.

Generally, Messrs. Charles F. Dolan, James L. Dolan, Brian G. Sweeney and Ms. Kristin A. Dolan are permitted to use the helicopters and the Company jet or, in certain limited circumstances with the approval of the Company, aircraft chartered by the Company, for personal travel. Mr. Gregg G. Seibert is permitted to use the Company jet or, in certain limited circumstances with the approval of the Company, other aircraft owned by entities controlled by Charles F. Dolan or other members of the Dolan family which the Company has the right to use or other aircraft chartered by the Company. Mr. Seibert, Mr. Sweeney and Ms. Dolan’s use for personal travel is limited to a maximum of 40 hours per year. In addition, certain other executive officers and other members of management are permitted to use the helicopters and the jet for personal travel upon the approval of the Chief Executive Officer. Personal use of the helicopters has primarily been for purposes of commutation.

To the extent any employee uses any of the aircraft for personal travel without reimbursement, they are imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published biannually by the IRS. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company. The incremental cost of the use of the aircraft does not include any costs that would have been incurred by the Company whether or not the personal trip was taken, such as lease and insurance payments, pilot salaries, ordinary course maintenance and other overhead costs.

In connection with any personal travel on the Company jet, or aircraft chartered by the Company, Charles F. Dolan, James L. Dolan, Brian G. Sweeney and Ms. Kristin A. Dolan reimburse the Company for the actual expenses of each specific flight at a rate no greater than the maximum amount the Company may legally charge under Part 91 of the Federal Aviation Regulations.

In connection with any personal travel on the Company jet (or on aircraft operated by entities controlled by Charles F. Dolan or other members of the Dolan family or aircraft chartered by the Company), Mr. Gregg G. Seibert reimburses the Company for the actual expenses of each specific flight at a rate no greater than the maximum amount the Company may legally charge under Part 91 of the Federal Aviation Regulations.

2015 Proxy Statement	27

OTHER

Certain of the named executive officers have, from time to time, used the Company’s travel department to make their personal travel arrangements. For compensation reporting purposes, we valued the incremental cost of personal use of the travel department as a portion of the cost of the travel department employees and related overhead, based on the time spent making the arrangements.

POST-TERMINATION COMPENSATION

Our executives have helped build the Company into the successful enterprise that it is today and we believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executives.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. The amount and type of any payment or benefit will depend upon the circumstances of the termination of employment. These may include termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or following a going-private transaction. The definitions of “cause” and “good reason” may vary among the different employment agreements with the named executive officers and the award agreements.

The award agreements regarding the various long-term incentives also address employment termination events, including the circumstances upon which vesting, payment and/ or forfeiture of all or a portion of the long-term incentives may be accelerated. If an executive’s employment agreement refers to the treatment of any award upon a triggering event, the particular award agreement will not supersede the terms of the employment agreement unless otherwise provided in the employment agreement or the award agreement.

Mr. Charles F. Dolan’s employment agreement addresses post- termination benefits only in the event of death or disability. In the employment agreements for Messrs. James L. Dolan, Seibert, Sweeney and Ms. Dolan, severance benefits include, in addition to certain cash payments, the acceleration of certain long-term incentives under various circumstances. For Mr. Charles F. Dolan, the treatment of his long-term incentives in the event of termination is governed solely by the specific provisions of his award agreements.

The Cablevision Severance Pay Plan provides for the discretionary payment of severance benefits under certain circumstances. Under the severance plan, the Company has discretion to determine (1) under what conditions severance benefits will be made available to any employee, (2) the type and amount of severance benefits to be paid or provided and for what period of time, (3) the manner and form in which severance benefits will be paid or provided to any employee, and (4) any other terms and conditions for receiving severance benefits. All severance benefits payable under this severance plan would be conditioned on the employee executing a severance agreement with the Company, including any terms and conditions that the Company may require.

For a description and quantification of the severance and other benefits payable to each of the named executive officers under the different circumstances of termination, please see “Termination and Severance” under “Executive Compensation Tables” below.

TAX DEDUCTIBILITY OF COMPENSATION

Section 162(m) of the Internal Revenue Code, as amended, establishes a $1 million limit on the amount that a publicly held corporation may deduct for compensation paid to the chief executive officer and the next three most highly paid named executive officers (other than the chief financial officer) in a taxable year. This limitation does not apply to any compensation that is “qualified performance-based compensation” under Section 162(m), which is defined as compensation paid in connection with certain stock options or that is paid only if the individual’s performance meets pre-established objective goals based on performance criteria established under a plan approved by stockholders. Our short-term and long-term incentive compensation plans are generally designed to qualify for this exemption from the deduction limitations of Section 162(m) and to be consistent with providing appropriate compensation to executives.

From time to time, to the extent it deems appropriate, the Compensation Committee may make awards (or modifications to awards) that would not qualify for an exemption from Section 162(m). For example, we expect that, for 2014, the amount of base salary in excess of $1 million for the Chief Executive Officer and the next three most highly paid named executive officers covered by Section 162(m), plus any other annual compensation paid or imputed to the Chief Executive Officer and the next three most highly paid named executive officers covered by Section 162(m) that causes their respective non-performance- based compensation to exceed the $1 million limit, will not be deductible by the Company for income tax purposes.

Although it is the Company’s intent generally to qualify compensation for the exemption from the deduction limitations, we believe that it is in the best interests of the Company’s stockholders to allow the Compensation Committee the flexibility and discretion to design an appropriate executive compensation program so that the Company can attract, retain and motivate our executives, notwithstanding Section 162(m).

28	2015 Proxy Statement

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on such review and discussions, we have recommended to the Board that the Compensation Discussion and

Analysis be included in this proxy statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the Securities and Exchange Commission.

Members of the Compensation Committee
Vincent Tese (Chairman)	Joseph J. Lhota	Thomas V. Reifenheiser

2015 Proxy Statement	29

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s named executive officers. See “Compensation Discussion and Analysis” beginning on page 18 for an explanation of our compensation philosophy and program.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our named executive officers for the years ending December 31, 2012, 2013 and 2014 (other than for

Mr. Sweeney and Ms. Dolan for whom information is provided for the year ending December 31, 2014).

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Charles F. Dolan Chairman	2014	1,664,000	3,977,820	0	9,010,575	429,862	264,840	15,347,097
	2013	1,664,000	3,535,542	0	3,771,040	464,977	314,626	9,750,185
	2012	1,664,000	3,413,634	7,093,508	3,101,280	478,123	822,316	16,572,861
James L. Dolan Chief Executive	2014	2,000,000	0	10,540,000	10,502,793	101,351	558,259	23,702,403
Officer	2013	2,000,000	0	7,914,000	5,152,606	212,102	708,831	15,987,539
	2012	1,750,000	3,698,180	6,850,780	3,727,500	238,429	592,715	16,857,604
Gregg G. Seibert Vice Chairman	2014	1,875,000	3,203,424	0	8,564,711	24,735	365,070	14,032,940
	2013	1,875,000	2,847,726	0	4,815,158	136,427	326,494	10,000,805
	2012	1,500,000	2,396,433	3,425,390	3,195,000	127,332	310,973	10,955,128
Brian G. Sweeney President and Chief Financial Officer	2014	1,300,000	1,552,732	0	3,983,289	31,778	141,790	7,009,589
Kristin A. Dolan Chief Operating Officer	2014	1,346,154	1,552,732	0	4,286,510	17,430	188,879	7,391,705
1.	For 2014, salaries paid to the named executive officers accounted for the following percentages of their total compensation: Mr. Charles F. Dolan – 11%; Mr. James L. Dolan – 8%; Mr. Gregg G. Seibert – 13%; Mr. Brian G. Sweeney – 19%; and Ms. Kristin A. Dolan – 18%.

For 2013, salaries paid to the named executive officers accounted for the following percentages of their total compensation: Mr. Charles F. Dolan – 17%; Mr. James L. Dolan – 13%; and Mr. Gregg G. Seibert – 19%.

For 2012, salaries paid to the named executive officers accounted for the following percentages of their total compensation: Mr. Charles F. Dolan – 10%; Mr. James L. Dolan – 10%; and Mr. Gregg G. Seibert – 14%.

2.	This column reflects the aggregate grant date fair value of restricted stock awards (without any reduction for risk of forfeiture) granted to the named executive officers in 2012, 2013 and 2014, respectively.

30	2015 Proxy Statement

3.   This column reflects the aggregate grant date fair value of stock option awards (without any reduction for risk of forfeiture) granted to the named executive officers. The assumptions used by the Company in calculating these amounts are set forth in Note 14 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. The option awards granted in 2012 were one-time grants approved by the Compensation Committee in light of the expectation that the three-year cash performance awards granted in 2010 and 2011 would not pay out on account of the long-term strategic decisions made by management. These cash performance awards in fact did not pay out any amounts upon vesting.

4.   For 2014, this information reflects annual incentive awards paid in 2015 for performance in 2014, and performance awards granted in 2012 that were earned at the end of 2014, as follows: Mr. Charles F. Dolan, $4,082,400 and $4,928,175, respectively, Mr. James L. Dolan, $5,607,693 and $4,895,100, respectively, Mr. Gregg G. Seibert, $5,257,211 and $3,307,500, respectively, Mr. Brian G. Sweeney, $3,665,769 and $317,520, respectively, and Ms. Kristin A. Dolan, $3,790,385 and $496,125, respectively.

For 2013, this information reflects annual incentive awards paid in 2014 for performance in 2013. For 2012, this information reflects annual incentive awards paid in 2013 for performance in 2012 .

As noted above, there were no payouts in 2013 or 2014 in respect of the three-year cash performance awards granted in 2010 and 2011 .

5.	This column represents, for each individual, the sum of the increase in the present value of his or her accumulated Cash Balance Pension Plan account and accumulated Excess Cash Balance Plan account. In addition, for Mr. Charles F. Dolan only, it also includes the increase in the lump sum value of the defined benefit plan portion of the Company’s Nonqualified Supplemental Benefit Plan. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the named executive officers’ pension benefits, please see the Pension Benefits Table below.
6.	The table below shows the components of this column:

Name	Year	Supplemental Benefit Plan(a)	401(k) Plan Match(b)	Excess Savings Plan Match(b)	Dividends(c)	Perquisites(d)	Total
Charles F. Dolan	2014	$51,000	$6,133	$60,427	$131,010	$16,270	$264,840
	2013	$50,000	$4,600	$45,320	$193,750	$20,956	$314,626
	2012	$49,000	$4,500	$45,420	$240,265	$483,131	$822,316
James L. Dolan	2014	—	$3,680	$76,320	$130,020	$348,239	$558,259
	2013	—	$2,760	$56,923	$181,815	$467,333	$708,831
	2012	—	$2,700	$49,800	$245,195	$295,020	$592,715
Gregg G. Seibert	2014	—	$9,200	$65,800	$89,760	$200,310	$365,070
	2013	—	$6,900	$48,874	$54,560	$216,160	$326,494
	2012	—	$6,750	$38,250	$55,970	$210,003	$310,973
Brian G. Sweeney	2014	—	$10,400	$41,600	$10,890	$78,900	$141,790
Kristin A. Dolan	2014	—	$10,000	$43,846	$7,623	$127,410	$188,879
(a)	This column represents the allocation credited to Mr. Charles F. Dolan pursuant to the defined contribution portion of the Company’s Nonqualified Supplemental Benefit Plan.
(b)	These columns represent, for each individual, a matching contribution by the Company on behalf of such individual under the Company’s 401(k) Plan or Excess Savings Plan, as applicable.
(c)	Holders of restricted shares are entitled to receive a cash amount equal to the dividends when the restricted shares vest. This column represents dividend payments made upon restricted stock vesting in the respective periods.

(d) This column represents, for each individual, the following aggregate perquisites, as described in the table below. Car and driver amounts for Mr. Charles F. Dolan do not include amounts for car and driver usage by another Dolan family member that were reimbursed by Mr. Dolan. For more information regarding the calculation of these perquisites, please see “Compensation Discussion and Analysis – Elements of In-Service Compensation – Perquisites.”

2015 Proxy Statement	31

Name	Year	Car and Driver(I)	Aircraft(II)	Other(III)	Total
Charles F. Dolan	2014	*	*	*	$16,270
	2013	*	*	*	$20,956
	2012	$137,584	*	$331,216	$483,131
James L. Dolan	2014	$68,390	*	$254,964	$348,239
	2013	$72,648	$38,703	$355,982	$467,333
	2012	$80,788	*	$191,122	$295,020
Gregg G. Seibert	2014	$33,483	$150,526	*	$200,310
	2013	*	$193,216	*	$216,160
	2012	*	$141,732	$59,493	$210,003
Brian G. Sweeney	2014	*	*	$63,188	$78,900
Kristin A. Dolan	2014	$75,591	$28,382	*	$127,410
*	Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of named executive officer.
(I)	Reflects the cost of providing the executives with a car and driver for personal use determined as a portion of the cost of the driver plus maintenance, fuel and other related costs, based on an estimated percentage of use.

(II) As discussed under “Compensation Discussion and Analysis – Elements of In-Service Compensation – Perquisites – Aircraft,” the named executive officers reimburse the Company for the actual expenses associated with personal use of the Company’s corporate aircraft. The amounts in the table reflect the incremental cost of personal use of the Company’s helicopters and for personal guests accompanying the executive when the executive is traveling on business. Incremental cost is determined as the variable costs incurred by the Company and does not include any costs that would have been incurred by the Company whether or not the personal trip was taken, such as lease and insurance payments, pilot salaries, ordinary course maintenance and other overhead costs. The agreements providing for reimbursement of costs associated with personal use of the Company’s aircraft are described under “Related Party Policy and Certain Transactions.”

(III)	This column includes the following components: (A) free cable television, high-speed data and voice services, (B) executive home security, (C) use of the Company’s travel department to arrange for personal travel, (D) reimbursement in 2012 for costs incurred related to filings made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (E) reimbursement for legal costs incurred related to amendment of the applicable employee’s employment agreement, (F) cash dividend equivalent payment made upon expiration of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 applicable waiting period, and (F) use of Company-owned tickets to sporting and entertainment events.

32	2015 Proxy Statement

GRANTS OF PLAN-BASED AWARDS

The table below presents information regarding awards granted in 2014 to each named executive officer under the Company’s plans, including estimated possible and future payouts under non-equity incentive plan awards and other restricted stock and stock option awards.

						All Other Stock Awards: Number of Shares of Stock or Units(#)
							All Other Option Awards: Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/Sh)
									Grant Date Fair Value of Stock and Option Awards ($)(1)

			Estimated Future Payouts Under Non- Equity Incentive Plan Awards
Name	Year	Grant Date	Threshold($)	Target($)	Maximum($)
Charles F. Dolan	2014	03/03/14(2)		3,024,000	6,048,000
	2014	03/03/14(3)				225,500			3,977,820
	2014	03/03/14(4)	2,235,000	3,725,000	5,587,500
James L. Dolan	2014	03/03/14(2)		4,153,846	8,307,693
	2014	03/03/14(4)	876,000	1,460,000	2,190,000
	2014	03/03/14(5)					2,000,000	17.64	10,540,000
Gregg G. Seibert	2014	03/03/14(2)		3,894,231	7,788,461
	2014	03/03/14(3)				181,600			3,203,424
	2014	03/03/14(4)	1,800,000	3,000,000	4,500,000
Brian G. Sweeney	2014	03/03/14(2)		2,715,385	5,430,769
	2014	03/03/14(3)				30,300			534,492
	2014	04/07/14(6)				59,200			1,018,240
	2014	03/03/14(4)	300,000	500,000	750,000
	2014	04/07/14(4)	600,000	1,000,000	1,500,000
Kristin A. Dolan	2014	03/03/14(2)		2,807,692	5,615,385
	2014	03/03/14(3)				30,300			534,492
	2014	04/07/14(6)				59,200			1,018,240
	2014	03/03/14(4)	300,000	500,000	750,000
	2014	04/07/14(4)	600,000	1,000,000	1,500,000
1.	This column reflects the aggregate grant date fair value calculated by multiplying the closing price of Class A common stock by the number of restricted stock awards granted to each named executive officer in 2014 without any reduction for risk of forfeiture, on the date of grant. For options, it reflects the aggregate grant date fair value, without any reduction for risk of forfeiture, calculated using assumptions set forth in Note 14 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.
2.	This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s 2011 Cash Incentive Plan for performance in 2014. Each named executive officer is assigned a target bonus percentage and amount; there is no threshold amount for annual incentive awards. Under the terms of the awards, each named executive officer is eligible to receive payment of an annual incentive award equal to the lesser of $10 million or two times his or her bonus target, subject to the Compensation Committee’s discretion to reduce the award. The amounts of annual incentive awards actually paid for performance in 2014 are disclosed in the

Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion and Analysis - Elements of In- Service Compensation - Annual Incentives.”

3.	This row reflects the number of shares of restricted stock awarded on March 3, 2014. These grants of restricted stock, which were made under the Company’s 2006 Employee Stock Plan, are scheduled to vest in their entirety on March 3, 2017. The awards are subject to performance criteria.
4.	This row reflects what are expected to be the future payouts with respect to performance awards that were granted under the Company’s 2011 Cash Incentive Plan in 2014. Each performance award was granted with a target amount. These performance awards will be payable in the first quarter of 2017 if the Company achieves specified performance targets with respect to the period from January 1, 2014 – December 31, 2016. For more information regarding the terms of these performance awards, please see” Compensation Discussion and Analysis - Elements of

2015 Proxy Statement	33

In-Service Compensation - Long-Term Incentives - Performance Awards.”

5.	This row reflects the number of shares underlying options awarded in 2014. This grant of options was made under the Cablevision 2006 Employee Stock Plan and vests in its entirety on March 3, 2017.
6.	This row reflects the number of shares of restricted stock awarded on April 7, 2014. These grants of restricted stock, which were made under the Company’s 2006 Employee Stock Plan, are scheduled to vest in their entirety on March 3, 2017. The awards are subject to performance criteria.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The table below shows (i) each grant of stock options that is still unexercised and outstanding, and (ii) the aggregate number of shares of unvested restricted stock outstanding for each named executive officer, in each case as of December 31, 2014.

Name	Number of Securities Underlying Unexercised Options(#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards: Marked or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)
Charles							728,300(2)	15,032,112
F. Dolan	264,000				12.48(3)	06/05/2016
	1,747,600				13.93(5)	03/06/2022
James L.							248,200(6)	5,122,848
Dolan	120,000				9.44(3)(4)	11/08/2015
	60,000				9.44(3)(4)	11/08/2015
	264,000				12.48(3)	06/05/2016
	1,687,800	(5)			13.93	03/06/2022
			2,000,000(7)		13.98	03/07/2023
			2,000,000(7)		17.64	03/03/2024
Gregg G.							553,000(8)	11,413,920
Seibert	100,000				13.23(3)	01/20/2019
	100,000				16.53(3)	01/20/2019
	100,000				19.85(3)	01/20/2019
	843,900				13.93(5)	03/06/2022
Brian G.							139,600(9)	2,881,344
Sweeney	7,500				9.44(3)(4)	11/08/2015
	95,800				13.93(5)	03/06/2022
Kristin A.
Dolan	67,800				13.93(5)	03/06/2022	148,700(10)	3,069,168
1.	Calculated using the closing price of Class A common stock on the New York Stock Exchange on December 31, 2014 of $20.64 per share.

2.   This reflects (i) a grant of 249,900 shares of restricted stock made on April 9, 2012 that vested on March 5, 2015, (ii) a grant of 252,900 shares of restricted stock made on March 7, 2013 that is scheduled to

34	2015 Proxy Statement

vest on March 7, 2016, and (iii) a grant of 225,500 shares of restricted stock made on March 3, 2014 that is scheduled to vest on March 3, 2017.

3.   The prices of unexercised options were adjusted to reflect the impact of both the MSG and AMC Distributions. The MSG Distribution took place in February 2010. The AMC Distribution took place in June 2011. In connection with each Distribution, each outstanding Cablevision stock option became two options, one of which was an option covering a number of shares of Cablevision Class A Common Stock equal to the number covered by the original option, and one of which was an option covering one share of MSG/ AMC common stock, respectively, for every four shares covered by the original Cablevision option. The existing exercise price was allocated 82.6% to the Cablevision option and 17.4% to the MSG option, and the existing exercise price was allocated 73.6% to the Cablevision option and 26.4% to the AMC option. In each Distribution, each holder of Cablevision restricted shares received one share of MSG/AMC restricted stock, respectively, for every four Cablevision restricted shares.

As of December 31, 2014, (i) Mr. Charles F. Dolan did not hold any MSG stock options, (ii) Mr. James L. Dolan held 111,000 MSG stock options (all of which were vested), (iii) Mr. Gregg G. Seibert did not hold any MSG stock options, (iv) Mr. Brian G. Sweeney held 1,875 MSG stock options (all of which were vested), and (v) Ms. Kristin A. Dolan did not hold any MSG stock options. As of December 31, 2014, (i) Mr. Charles F. Dolan held 111,000 AMC stock options (all of which were vested), (ii) Mr. James L. Dolan held 111,000 AMC stock options (all of which were vested), (iii) Mr. Gregg G. Seibert did not hold any AMC stock options, (iv) Mr. Brian G. Sweeney held 1,875 AMC stock options (all of which were vested), and (v) Ms. Kristin A. Dolan did not hold any AMC stock options.

4	As a result of the special dividend declared in April 2006, stock options that had not vested by December 31, 2004 were adjusted to reduce their per share exercise price by the $10.00 amount of the special dividend .
5	These performance-based stock options, which were granted on March 6, 2012, vested 50% on March 6, 2013 and 50% on March 6, 2014.
6.	This reflects a grant of 248,200 shares of restricted stock made on March 27, 2012 that vested on March 5, 2015.
7.	These stock options vest in their entirety on the third anniversary of the grant date.
8.	This reflects (i) a grant of 167,700 shares of restricted stock made on March 5, 2012 that vested on March 5, 2015, (ii) a grant of 203,700 shares of restricted stock made on March 7, 2013 that is scheduled to vest on March 7, 2016, and (iii) a grant of 181,600 shares of restricted stock made on March 3, 2014 that is scheduled to vest on March 3, 2017.
9.	This reflects (i) a grant of 16,100 shares of restricted stock made on March 27, 2012 that vested March 5, 2015, (ii) a grant of 34,000 shares of restricted stock made on March 7, 2013 that is scheduled to vest on March 7, 2016, (iii) a grant of 30,300 shares of restricted stock made on March 3, 2014 that is scheduled to vest on March 3, 2017, and (iv) a grant of 59,200 shares of restricted stock made on April 7, 2014 that is scheduled to vest on March 3, 2017.
10.	This reflects (i) a grant of 25,200 shares of restricted stock made on March 27, 2012 that vested on March 5, 2015, (ii) a grant of 34,000 shares of restricted stock made on March 7, 2013 that is scheduled to vest on March 7, 2016, (iii) a grant of 30,300 shares of restricted stock made on March 3, 2014 that is scheduled to vest on March 3, 2017, and (iv) a grant of 59,200 shares of restricted stock made on April 7, 2014 that is scheduled to vest on March 3, 2017.

OPTION EXERCISES AND STOCK VESTED

The table below shows stock option exercises during 2014 and restricted stock awards that vested during 2014.

	Option Exercises		Restricted Stock
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(2)(3)
Charles F. Dolan	0	0	79,400	1,441,110
James L. Dolan	1,097,500	12,881,697	78,800	1,430,220
Gregg G. Seibert	0	0	54,400	987,360
Brian G. Sweeney	7,500	86,807	6,600	119,790
Kristin A. Dolan	0	0	4,620	83,853
1.	Calculated using the market price (per share) of Class A common stock on the New York Stock Exchange on the date of exercise less the option price per share multiplied by the number of options exercised.
2.	Calculated using the closing price (per share) of Class A common stock on the New York Stock Exchange on March 7, 2014 (the vesting date) multiplied by the number of shares vesting.
3.	Dividends of $0.15 per share were declared in May, August and October 2011, February, May, August and October 2012, February, May, July and November 2013 and February, May, July and November 2014. All eligible dividends declared prior to vesting were paid in cash in connection with this vesting in addition to the value realized and are reflected in the table.

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PENSION BENEFITS

The table below shows the present value of accumulated benefits payable to each of our named executive officers, including the number of years of service credited to each named executive officer, under our defined benefit pension plans as of December 31, 2014.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Charles F. Dolan	Cablevision Nonqualified Supplemental Benefit Plan	29	4,158,363	—
	Cablevision Cash Balance Pension Plan	16	0	23,006
	Cablevision Excess Cash Balance Plan	13	2,184,402	—
James L. Dolan	Cablevision Cash Balance Pension Plan	16	272,806	—
	Cablevision Excess Cash Balance Plan	13	1,694,829	—
Gregg G. Seibert	Cablevision Cash Balance Pension Plan	4	83,348	—
	Cablevision Excess Cash Balance Plan	4	396,876	—
Brian G. Sweeney	Cablevision Cash Balance Pension Plan	16	192,852	—
	Cablevision Excess Cash Balance Plan	13	308,704	—
Kristin A. Dolan	Cablevision Cash Balance Pension Plan	16	173,305	—
	Cablevision Excess Cash Balance Plan	13	90,877	—
1.	Years of service are calculated based on elapsed time measured from date of plan participation through December 31, 2014 for the Cablevision Nonqualified Supplemental Benefit Plan and through December 31, 2013 for the Cablevision Cash Balance Plan and Cablevision Excess Cash Balance Plan (the date that benefit accruals under such plans were frozen). Actual elapsed time for each individual as an employee of the Company are as follows: Mr. Charles F. Dolan, 42 years; Mr. James L. Dolan, 36 years; Mr. Gregg G. Seibert, 6 years; Mr. Brian G. Sweeney, 22 years; and Ms. Kristin A. Dolan, 25 years.
2.	Assumes that each individual will take a lump sum payment of benefits at retirement. The lump sum payment is based on an assumed retirement age of 65 for all individuals other than Mr. Charles F. Dolan. For Mr. Charles F. Dolan, the lump sum payment is based on a December 31, 2014 retirement date. The lump sum payable under the Nonqualified Supplemental Benefit Plan was calculated using an interest rate of 7% and the 1971 Group Annuity mortality table, as required under the terms of the Nonqualified Supplemental Benefit Plan. The lump sum payable under the cash balance plans was determined by crediting the account balances with an assumed interest-crediting rate of 3.11% until age 65. The present value of the accumulated benefits under the Cash Balance Pension Plan and the Excess Cash Balance Plan were calculated using a discount rate of 3.75%. For Mr. Charles F. Dolan, the present value of the accumulated benefits under each of the Cash Balance Pension Plan and the Excess Cash Balance Plan equals the respective December 31, 2014 account balances.

We maintain several retirement benefit plans for our executives. The material terms and conditions are discussed below.

36	2015 Proxy Statement

CASH BALANCE PENSION PLAN

The Company’s Cash Balance Pension Plan is a tax-qualified defined benefit plan that generally covers regular full-time and part-time nonunion employees of the Company and certain of its affiliates who have completed one year of service. A notional account is maintained for each participant under the plan, including the named executive officers, which, through the end of 2013, consisted of (i) annual allocations made by the Company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9% of the participant’s compensation, based on the participant’s age, and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits and other compensation that is not received on a regular basis), and before deductions for elective deferrals (in accordance with the Internal Revenue Code limits, the compensation was limited each year to the Internal Revenue Code maximum compensation limits. Effective December 31, 2013, the Cash Balance Pension Plan was amended to freeze participation and future benefit accruals for all Company employees except those covered by a collective bargaining relationship in Brooklyn. Therefore, no future benefit accruals were made under these plans after 2013 except for employees covered by such collective bargaining relationship. With respect to such employees, no benefit accruals will be made after April 15, 2015. Monthly interest credits continue to be made to participant accounts until distribution of the accounts following termination of employment.

A participant’s interest in the cash balance account is subject to vesting limitations for the first three years of employment. A participant’s account will vest in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment with the Company, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum.

EXCESS CASH BALANCE PLAN

The Company’s Excess Cash Balance Plan is a non-qualified deferred compensation plan that is intended to provide eligible participants, including each named executive officer, with the portion of their benefit that cannot be paid to them under the Cash Balance Pension Plan due to Internal Revenue Code limits on the amount of compensation (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans. The Company maintains a notional excess cash balance account for each eligible participant, and, for each calendar year through 2013, credited these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. Effective December 31, 2013, the Excess Cash Balance Plan was amended to freeze participation and future benefit accruals for all Company employees. Therefore, no future benefit accruals were made under these plans after 2013. Monthly interest credits continue to be made to participant accounts until distribution of the accounts following termination of employment.

A participant vests in the excess cash balance account according to the same schedule as the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company.

NONQUALIFIED SUPPLEMENTAL BENEFIT PLAN

Mr. Charles F. Dolan is the only named executive officer who participates in the Company’s Nonqualified Supplemental Benefit Plan. The Nonqualified Supplemental Benefit Plan provides actuarially determined pension benefits for certain employees of the Company or its subsidiaries and affiliates who were previously employed by CSSC, L.L.C., successor to Cablevision Systems Services Corporation (“CSSC”), which is wholly owned by Mr. Charles F. Dolan and his spouse, which provided management services to Cablevision Company (the Company’s predecessor) and to certain affiliates of the Company.

The Nonqualified Supplemental Benefit Plan was designed to provide participants, in combination with certain qualified benefit plans maintained by the Company and certain qualified retirement plans formerly maintained by CSSC, with the same retirement benefits they would have enjoyed had they remained employees of CSSC and continued to participate in the former CSSC qualified plans. In addition to Mr. Charles F. Dolan, there is only one remaining active employee of the Company who accrues benefits under this plan.

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The defined benefit feature of the Nonqualified Supplemental Benefit Plan provides that, upon attaining the later of age 65 or the completion of five years of service, a participant will receive an annual benefit equal to the lesser of (i) 75% of his or her average compensation (not including bonuses and overtime) for his or her three most highly compensated years, or (ii) the maximum benefit permitted by the Internal Revenue Code (the maximum in 2014 was $210,000 for employees who retire at age 65), reduced by the amount of any benefits paid to the participant under the qualified defined benefit plan formerly maintained by CSSC as well as benefits under the Cash Balance Pension Plan and Excess Cash Balance Plan.

NONQUALIFIED DEFERRED COMPENSATION

The table below shows (i) the contributions made by each named executive officer and the Company in 2014, (ii) aggregate earnings on each named executive officer’s account balance in

2014, and (iii) the account balance of each of our named executive officers under our Excess Savings Plan and the Nonqualified Supplemental Benefit Plan as of December 31, 2014.

Name	Plan Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Charles F. Dolan	Cablevision Excess Savings Plan	92,840	60,427	19,193	—	2,276,445
	Cablevision Nonqualified Supplemental Benefit Plan	—	51,000	11,809	—	1,375,490
James L. Dolan	Cablevision Excess Savings Plan	115,800	76,320	13,723	—	1,662,404
Gregg G. Seibert	Cablevision Excess Savings Plan	68,000	65,800	4,053	—	528,949
Brian G. Sweeney	Cablevision Excess Savings Plan	63,000	41,600	5,224	—	658,317
Kristin A. Dolan	Cablevision Excess Savings Plan	65,769	43,846	1,967	—	285,156
1.	These amounts represent a portion of the executives’ salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table, that the executives contributed to the respective plans.
2.	These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table. These amounts do not include deferred compensation awards earned in 2014 and included in the Summary Compensation Table under “All Other Compensation” and described in Note 7 to that table.
3.	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

The Cablevision Excess Savings Plan is a non-qualified deferred compensation plan that operates in conjunction with the Company’s tax-qualified 401(k) Plan. An employee is eligible to participate in the Excess Savings Plan for a calendar year if his compensation (as defined in the Cash Balance Pension Plan described above) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($260,000 in 2014) and he makes an election to participate prior to the beginning of the year.

An eligible employee whose contributions to the 401(k) Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($17,500 or $23,000 if age 50 or over, for 2014) can continue to make pre- tax contributions under the Excess Savings Plan of up to 6% of his eligible pay. In addition, the Company has historically made matching contributions of up to 50% of the first 6% of eligible pay contributed by the employee. Effective January 1, 2014, the Excess Savings Plan was amended to provide for a matching contribution of 100% of the first 4% of eligible pay contributed by participating employees, and for an additional discretionary year-end contribution by the Company based upon a percentage of eligible compensation. The contribution, if approved by the Company, will be provided to all eligible participants who are active on the last day of the plan year and who complete 1,000 hours of service in such plan year. In 2015, the Company made an additional discretionary contribution of 3% of eligible compensation in respect of the 2014 plan year.

38	2015 Proxy Statement

A participant is always fully vested in his own contributions and vests in the Company matching contributions over three years from date of hire (subject to full vesting upon death, disability or retirement after attaining age 65). Account balances under the Excess Savings Plan are credited monthly with the rate of return earned by the Wells Fargo Stable Value Fund offered as an investment alternative under the 401(k) Plan. Distributions are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company.

In addition to providing defined pension benefits, the Company’s Nonqualified Supplement Benefit Plan has a

defined contribution feature. Under this provision, the Company maintains notional supplemental accounts for each participant, and for each calendar year, the Company makes an allocation to these notional accounts in an amount equal to the lesser of 10% of a participant’s eligible plan compensation (as limited by the IRS maximum compensation limitation) and the IRS maximum defined contribution allocation ($52,000 for 2014). Account balances under the Company’s Nonqualified Supplement Benefit Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the 401(k) Plan.

EMPLOYMENT AGREEMENTS

Charles F. Dolan

Mr. Charles F. Dolan has an employment agreement with the Company dated as of January 27, 1986 that automatically renews for successive one-year terms unless terminated by either party at least three months prior to the end of the then existing term. His agreement has been automatically extended until January 2016. The employment agreement provides for annual compensation of not less than $400,000 per year, subject to increase by the Company’s Compensation Committee. Mr. Dolan’s annual salary for 2014 was $1,664,000 and his bonus target was 175%.

Mr. Charles F. Dolan’s employment agreement does not provide for any post-employment benefits in the event of the termination of his employment by him or the Company other than in the case of his death or disability. In the event of Mr. Dolan’s death, his agreement provides for payment to his estate of an amount equal to the greater of one year’s base salary or one-half of the compensation that would have been payable to Mr. Dolan during the remaining term of his agreement. If Mr. Dolan is incapacitated for more than six consecutive months of disability such that he cannot return to

James L. Dolan

Mr. James L. Dolan is the Company’s Chief Executive Officer and devotes most of his business time to that role. He also serves as the Executive Chairman of MSG and devotes a portion of his business time to that role. In light of Mr. Dolan’s dual responsibilities, on December 24, 2009, the Company and MSG each entered into separate employment agreements with Mr. Dolan. These employment agreements became effective upon the consummation of the MSG Distribution on February 9, 2010 and were amended in February 2013. In April 2014, the Company entered into a letter agreement with Mr. James L. Dolan which amended his employment agreement to remove his right to receive a severance payment if he terminates his employment for any reason during the 13th month after a Change in Control (as defined in the agreement) and to change his title to “Chief Executive Officer.”

As amended in February 2013, the employment agreement between the Company and Mr. Dolan provided for his employment and discharge his duties under his employment agreement, his agreement provides that the Company may terminate him for incapacity but Mr. Dolan will be entitled to receive his base salary and other employee benefits (including medical insurance) until the end of the remaining term of his agreement. Mr. Dolan’s employment agreement does not address (or provide for any benefits in the event of) termination by the Company without cause, by Mr. Dolan for good reason or termination in connection with retirement, a change in control or a going private transaction.

In December 2008, the Company amended the employment agreement of Mr. Dolan in order to avoid the imposition of an additional tax pursuant to Section 409A. This amendment clarified that the delay of payment of severance will be following the executive’s separation of service (within the meaning of Section 409A). In June 2011, the Company amended the employment agreement of Mr. Dolan to acknowledge Mr. Dolan’s service as Executive Chairman of AMC Networks Inc. The amendments did not change the amount of payments under Mr. Charles F. Dolan’s employment agreement.

continued employment as President and Chief Executive Officer of the Company through December 31, 2017 at a minimum annual base salary of $2,000,000 (subject to annual review and potential increase in the discretion of the Compensation Committee) and an annual target bonus equal to 200% of his annual base salary (and a possible range of 0% to 400%) in the discretion of the Compensation Committee. Mr. Dolan’s annual salary for 2014 was $2,000,000 and his bonus target was 200%. It is expected that Mr. Dolan will continue to be nominated for election as a director of the Company during the period he serves as Chief Executive Officer. Under the employment agreement, Mr. Dolan continues to be eligible to participate in all Company employee benefits and retirement plans at the level available to other members of senior management of the Company, subject to meeting the relevant eligibility requirements and the terms of the plans. The Company will also continue to pay the premiums on an existing whole

2015 Proxy Statement	39

life insurance policy to the extent necessary to provide for payment of the initial targeted death benefit.

Mr. Dolan’s agreement further provides that he will be entitled to receive annual long-term cash and/or equity awards with an aggregate annual target value of $12,000,000, as determined in the discretion of the Compensation Committee. The equity portion of these annual awards will consist of options to acquire shares of the Company’s Class A common stock in an amount up to the maximum number of options that the Company may issue to any participant under its employee stock plan during any one calendar year (currently two million options), and the balance (if any) of the annual awards will consist of a cash performance award. The annual award terms and conditions will be determined by the Compensation Committee in its discretion, provided that the awards will not have a time vesting component that is longer than three years.

Any continuing service requirements with respect to outstanding long-term cash and equity awards that were granted to Mr. Dolan prior to the effective date of the employment agreement will be based solely on his continued services to the Company and its affiliates (other than MSG and its subsidiaries). He and the Company have acknowledged that any cash payable pursuant to any of those awards will be the sole responsibility and liability of the Company and that MSG will have no liability to Mr. Dolan with respect to such cash payable.

If, prior to December 31, 2017 (the “Scheduled Expiration Date”), Mr. Dolan’s employment with the Company is terminated (i) by the Company, or (ii) by him for Good Reason and at the time of any such termination, Cause does not exist, then, subject to his execution of the Company’s then standard separation agreement (modified to reflect the terms of the agreement) which separation agreement will include, without limitation, general releases by him as well as non-competition, non-solicitation, non-disparagement, confidentiality and other provisions substantially similar to those set forth in the agreement (a “Separation Agreement”), the Company will provide him with the following benefits and rights:

(a)	A severance payment in an amount determined at the discretion of the Compensation Committee, but in no event less than two times the sum of his annual base salary and annual target bonus;
(b)	Continued payment of premiums on an existing whole life insurance policy on his life to the extent necessary to provide for payment of the initial targeted death benefit under such policy after first applying any associated dividends and surrender of paid up additions;
(c)	Except as provided otherwise in the employment agreement, each of his outstanding long-term cash performance awards granted under the plans of the Company will immediately vest in full and will be paid to the same extent that other members of senior management receive payment for such awards as determined by the Compensation Committee (and subject to the satisfaction of any applicable performance objectives) and will be payable at the same time such awards are payable to other members of senior management and in accordance with the terms of the award;

(d)	Each of his outstanding long-term cash awards (including any deferred compensation awards under the long-term cash awards program) that are not subject to performance criteria granted under the plans of the Company will immediately vest in full and will be payable to Mr. Dolan on the 90th day after the termination of his employment;
(e)	(i) All of the time based restrictions under the plans of the Company on each of the outstanding restricted stock or restricted stock units granted to him will immediately be eliminated, (ii) payment and deliveries with respect to his restricted stock units that are not subject to performance criteria will be made on the 90th day after the termination of his employment, (iii) the performance-based restrictions with respect to his restricted stock and restricted stock units that are subject to performance criteria will lapse when and to the same extent that such restrictions lapse on such awards held by other executive officers as determined by the Compensation Committee (subject to satisfaction of any applicable performance objectives), and (iv) the payment and deliveries with respect to his restricted stock units shall be made at the same time as they are made to other executive officers and in accordance with the terms of the award;
(f)	Each of his outstanding stock options will immediately vest and become exercisable and he will have the right to exercise each of those options for the remainder of the term of such option;

(g) A prorated annual bonus for the year in which such termination occurred to the same extent that other executive officers receive payment of bonuses for such year as determined by the Compensation Committee in its sole discretion (and subject to the satisfaction of any applicable performance objectives), which pro rata annual bonus will be payable at the same time annual bonuses for such year are payable to other executive officers; and

(h)	All of his (i) long-term cash performance awards, and (ii) the unvested portion of his deferred compensation award, in each such case outstanding on December 24, 2009, will be subject to the terms of their respective award agreements and the provisions related to his existing employment agreement.

In addition, the employment agreement provides that in the event of a “change of control”, as defined in Mr. Dolan’s long-term award agreements, Mr. Dolan will be entitled to receive the more favorable vesting and payment provisions (if any) provided in his restricted stock, stock option and long-term cash performance award agreements. See “–Termination and Severance–Award Agreements.”

40	2015 Proxy Statement

If Mr. Dolan ceases to be an employee of the Company or any of its affiliates (other than MSG and its subsidiaries) prior to the Scheduled Expiration Date as a result of his death, his estate or beneficiary will be provided with the benefits and rights set forth in (c) through (h) above and have such longer period to exercise his then outstanding stock options as may otherwise be permitted under the applicable plan. If he ceases to be an employee of the Company or any of its affiliates (other than MSG and its subsidiaries) prior to the Scheduled Expiration Date as a result of his physical or mental disability, he will be provided with the benefits and rights set forth in (b) through (h) above.

If after the Scheduled Expiration Date, Mr. Dolan’s employment with the Company is terminated (i) by the Company, (ii) by him for Good Reason, or (iii) as a result of his death or disability, and at the time of any such termination described above, Cause does not exist, then, subject to (except in the case of his death) his execution of a Separation Agreement, he or his estate or beneficiary, as the case may be, will be provided with the benefits and rights set forth above in (b) through (h) above.

If, prior to or after the Scheduled Expiration Date, Mr. Dolan ceases to be employed by the Company for any reason other than his being terminated for Cause, he will have three years to exercise outstanding stock options, unless he is afforded a longer period for exercise pursuant to his employment agreement or any applicable award letter. In no event, however, will stock options remain exercisable beyond their regularly scheduled term (except as may otherwise be permitted under the applicable award in the case of death).

Upon the termination of Mr. Dolan’s employment with the Company, except as otherwise specifically provided in the employment agreement, his rights to benefits and payments under the Company’s pension and welfare plans (other than severance benefits) and any outstanding long-term cash or equity awards will be determined in accordance with the then current terms and provisions of such plans, agreements and awards under which such benefits and payments (including such long-term cash or equity awards) were granted.

In the agreement, the Company acknowledges that, in addition to Mr. Dolan’s services pursuant to the agreement, he will simultaneously serve, and is expected to devote a portion of his business time and attention to serving, as Executive Chairman of MSG. The Company recognizes and agrees that his responsibilities to MSG will preclude him from devoting substantially all of his time and attention to the Company’s affairs. The agreement states the Company’s recognition that there may be certain potential conflicts of interest and fiduciary duty issues associated with Mr. Dolan’s dual roles at the Company and MSG and that none of (i) his dual responsibilities at the Company and MSG, (ii) his inability to devote substantially all of his time and attention to the Company’s affairs, (iii) the actual or potential conflicts of interest and fiduciary duty issues that are waived in the Company’s policy concerning matters related to MSG including responsibilities of overlapping directors and officers, or (iv)

any actions taken, or omitted to be taken, by him in good faith to comply with his duties and responsibilities to the Company in light of his dual responsibilities to the Company and MSG, will be deemed to be a breach by him of his obligations under the employment agreement nor will any of the foregoing constitute Cause as such term is defined in the employment agreement.

The employment agreement contains certain covenants by Mr. Dolan including a noncompetition agreement that restricts Mr. Dolan’s ability to engage in competitive activities until the first anniversary of the termination of his employment with the Company.

For purposes of Mr. Dolan’s employment agreement, “Cause” is defined as (1) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (2) commission of any act or omission that results in, or may reasonably be expected to result in, a conviction, plea of no contest, plea of nolo contendere or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

“Change in Control” means the acquisition, in a transaction or a series of related transactions, by any person or group, other than Charles F. Dolan or members of the immediate family of Charles F. Dolan or trusts for the benefit of Charles F. Dolan or his immediate family (or an entity or entities controlled by any of them) or any employee benefit plan sponsored or maintained by the Company, of (1) the power to direct the management of substantially all the cable television systems then owned by the Company in the New York City Metropolitan Area (as defined), or (2) after any fiscal year of the Company in which all the systems referred to in clause (1) will have contributed in the aggregate less than a majority of the net revenues of the Company and its consolidated subsidiaries, the power to direct the management of the Company and its consolidated subsidiaries, the power to direct the management of the Company or substantially all its assets.

Termination for “Good Reason” in Mr. Dolan’s employment agreement means that (1) without Mr. Dolan’s consent, (A) Mr. Dolan’s base salary or bonus target is reduced, (B) the Company requires that Mr. Dolan’s principal office be located outside of Nassau County or Manhattan, (C) the Company materially breaches its obligations to Mr. Dolan under his employment agreement, (D) Mr. Dolan is no longer the Chief Executive Officer of the Company, (E) Mr. Dolan no longer reports directly to the Chairman of the Board of Directors of the Company, or (F) Mr. Dolan’s responsibilities are materially diminished, (2) Mr. Dolan has given the Company written notice, referring specifically to this definition, that he does not consent to such action, (3) the Company has not corrected such action within 15 days of receiving such notice, and (4) Mr. Dolan voluntarily terminates his employment within 90 days following the happening of the action described in subsection (1) of this definition.

2015 Proxy Statement	41

Gregg G. Seibert

On March 29, 2011, the Company entered into an employment agreement with Mr. Gregg G. Seibert, which replaced his prior employment agreement. The agreement with Mr. Seibert provides for his continued employment as Executive Vice President of the Company through December 31, 2016 at a minimum annual base salary of $1,500,000 (subject to annual review and potential increase in the discretion of the Compensation Committee) and an annual target bonus equal to 150% of his annual base salary in the discretion of the Compensation Committee. Mr. Seibert also assumed the role of Chief Financial Officer on June 7, 2011. In February 2013, Mr. Seibert was also named Vice Chairman of the Company. He will also be entitled to participate in future long-term cash and equity programs and arrangements that are made available to similarly situated executives of the Company. In light of Mr. Seibert’s contributions to the Company and his promotion to Vice Chairman on February 26, 2013, the Compensation Committee determined to increase Mr. Seibert’s annual salary for 2013 to $1,875,000 and his bonus target to 200% and his long-term incentive award target to $6 million. In February 2015, we entered into a letter agreement with Mr. Seibert which amended and restated his prior employment agreement to reflect his change in title, effective March 1, 2015, from Vice Chairman and Chief Financial Officer to Vice Chairman, to amend his job duties accordingly and, in light of such changes to, effective March 1, 2015, decrease his annual salary from $1,875,000 to $625,000 and his long-term incentive award target to $2 million. The amended agreement also extended the term of the agreement from December 31, 2016 to December 31, 2017, and decreased from twelve months to six months the advance notice period pursuant to which, at any time after the expiration date of the agreement, Mr. Seibert can terminate his employment with the Company for any reason and receive certain severance benefits, as described in more detail below. Mr. Seibert also entered into agreements in February 2015 with each of MSG and AMC pursuant to which he became Vice Chairman of each company.

Under the agreement as amended in 2015, Mr. Seibert continues to be eligible to participate in the Company’s standard employee benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans. Additionally, the Company will continue to pay the premiums on the existing whole life insurance policy provided to Mr. Seibert. If, prior to or on December 31, 2017 (the “Scheduled Expiration Date”), Mr. Seibert’s employment with the Company is terminated (i) by the Company without Cause, or (ii) by him for Good Reason, then, subject to his execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights:

(a)	A severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of his annual base salary and annual target bonus, 60% of which shall be payable to him on the six- month anniversary of his termination date and 40% of which shall be payable to him on the twelve-month anniversary of his termination date;

(b)	A prorated annual bonus for the year in which such termination occurred, payable at the same time as such bonuses are paid to similarly situated executives and based on his then current annual target bonus as well as Company and his business unit performance as determined by the Company in its sole discretion, but without adjustment for his individual performance, plus any unpaid annual bonus for the year prior to the year in which such termination occurred;
(c)	Each of his outstanding long-term cash awards will immediately vest in full (whether or not subject to performance criteria) and shall be payable to him at the same time as such awards are paid to other executives of the Company and the payment amount of such award shall be to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to satisfaction of any applicable performance criteria but without adjustment for his individual performance), provided that any more favorable provisions of his existing award agreements will apply to the treatment of such awards following a “going private transaction” (as defined in the award agreements) and following a “change of control” (as defined in the award agreements), his outstanding awards shall be paid at such time as such awards are paid to active executives of the Company, if such time is earlier than they otherwise would have been paid to him;
(d)	Each of his outstanding restricted stock or restricted stock unit awards granted to him under the plans of the Company shall continue to vest in accordance with their original vesting schedule and payments or deliveries with respect to his restricted stock and restricted stock units shall be made on the original vesting date (or, in the case of restricted stock units, on the original distribution date), and, in the case of restricted stock, the Company will withhold a portion of such awards in an amount sufficient to fund the minimum statutory tax withholding requirements (including, federal, state and local income and employment taxes) resulting from the recognition of income in respect of such outstanding restricted stock and make a payroll tax contribution in such amount on his behalf and, in the case of restricted stock units, if his termination of employment occurs on or after October 25th of a particular year, then delivery under any such restricted stock units which would otherwise occur after termination of his employment during that year will be on the 68th day following his date of termination; and

42	2015 Proxy Statement

(e)	Each of his outstanding stock options and stock appreciation rights under the plans of the Company shall continue to vest in accordance with their original vesting schedule and he will have the right to exercise each of those options and stock appreciation rights for the remainder of the term of such option or right.

If Mr. Seibert ceases to be an employee of the Company prior to the Scheduled Expiration Date as a result of his death, or his disability(as defined in the Company’s long term disability plan), and at such time Cause does not exist, then, subject to execution of a separation agreement (or in the case of death a release of claims), he or his estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and shall be payable in the event of disability on the 90th day after the termination of his employment, and in the event of death on the 120th day after termination of his employment provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). Notwithstanding the foregoing, if provided for in the applicable stock option, restricted stock or restricted stock unit awards, his stock option, restricted stock and restricted stock unit awards will vest in full (and shares subject to restricted stock units will be distributed) at the time of his death.

If after the Scheduled Expiration Date, Mr. Seibert’s employment with the Company is terminated for any reason by him upon at least six months written notice, such notice to be effective no earlier than the first day after the Scheduled Expiration Date, and at the time of such termination Cause does not exist, then, subject to his execution of a separation agreement with the Company, he will be provided with the benefits and rights set forth in (b)-(e) of the second preceding paragraph.

Except as otherwise set forth in the employment agreement, upon the termination of Mr. Seibert’s employment with the Company, any outstanding long-term cash or equity awards will be treated in accordance with their terms and Mr. Seibert will not be eligible for severance benefits under any other plan, program or policy of the Company.

In the agreement, the Company acknowledges that, in addition to Mr. Seibert’s services pursuant to the agreement, he will simultaneously serve, and is expected to devote a portion of his business time and attention to serving, as Vice Chairman of each of MSG and AMC. The Company recognizes and agrees that his responsibilities to MSG and AMC will preclude him from devoting substantially all of his time and attention to the Company’s affairs. The agreement states the Company’s recognition that there may be certain potential conflicts of interest and fiduciary duty issues associated with Mr. Seibert’s multiple roles at the Company, MSG and AMC and that none of: (i) his multiple responsibilities at the Company, MSG and AMC, (ii) his inability to devote substantially all of his time and attention the Company’s affairs, (iii) the actual or potential conflicts of interest and fiduciary duty issues that are waived in the Company’s policy concerning matters related to MSG and AMC including responsibilities of overlapping directors and officers, or (iv) any actions taken, or omitted to be taken, by him in good faith to comply with his duties and responsibilities to the Company in light of his multiple responsibilities to the Company, MSG and AMC, will be deemed to be a breach by him of his obligations under the employment agreement nor will any of the foregoing constitute Cause as such term is defined in the employment agreement.

The employment agreement contains certain covenants by Mr. Seibert including a noncompetition agreement that restricts Mr. Seibert’s ability to engage in competitive activities until the first anniversary of the termination of his employment with the Company.

For purposes of Mr. Seibert’s employment agreement, “Cause” means his (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony. “Good Reason” means that (1) without his written consent, (A) his annual base salary or annual target bonus (as each may be increased from time to time in the Company’s sole discretion) is reduced (other than as expressly contemplated in the agreement), (B) his title (as in effect from time to time) is diminished, (C) he reports directly to someone other than James L. Dolan (or if James L. Dolan is no longer the Chief Executive Officer of the Company, to someone other than the Chairman of the Board of Directors of the Company), (D) the Company requires that his principal office be located outside of Nassau County or the Borough of Manhattan, (E) the Company materially breaches its obligations under the agreement, or (F) his responsibilities as in effect immediately after the date of the agreement (other than as expressly contemplated in the agreement), , are thereafter materially diminished, (2) he has given the Company written notice that he does not consent to such action, (3) the Company has not corrected such action within 15 days of receiving such notice, and (4) he terminates his employment with the Company within 90 days following the happening of the action described in subsection (1) above.

2015 Proxy Statement	43

Brian G. Sweeney

On April 7, 2014, the Company entered into an employment agreement with Brian G. Sweeney. The agreement with Mr. Sweeney provided for his employment as President of the Company through December 31, 2017 at a minimum annual base salary of $1,500,000 (subject to annual review and potential increase in the discretion of the Compensation Committee) and an annual target bonus equal to at least 200% of his annual base salary in the discretion of the Compensation Committee. In February 2015, the Company entered into a letter agreement with Mr. Sweeney which amended his title, effective March 1, 2015, from President to President and Chief Financial Officer, and amended his job duties to reflect this change. There were no changes made to Mr. Sweeney’s compensation or to the other terms of his agreement. Mr. Sweeney will also be entitled to participate in future long- term cash and equity programs and arrangements that are made available to similarly situated executives of the Company with an aggregate target value of not less than $3,000,000, as determined by the Compensation Committee in its discretion. The employment agreement anticipates that as part of each annual review by the Compensation Committee, Mr. Sweeney will receive not less than the same percentage increase, if any, in base salary, annual target bonus opportunity and/ or aggregate long-term incentive award target value that is granted by the Compensation Committee to other similarly situated executives.

Under the agreement, Mr. Sweeney continues to be eligible to participate in the Company’s standard employee benefits programs, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans. Mr. Sweeney will also be eligible for all perquisites made available to similarly situated executives. If, prior to December 31, 2017 (the “Scheduled Expiration Date”), Mr. Sweeney’s employment with the Company is terminated (i) by the Company without Cause, or (ii) by him for Good Reason (if Cause does not exist), then, subject to his execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights:

(a)	A cash severance payment in an amount equal to two times the sum of his annual base salary and annual target bonus, 60% of which shall be payable to him on the six-month anniversary of his termination date and 40% of which shall be payable to him on the twelve-month anniversary of his termination date;
(b)	A prorated annual bonus for the year in which such termination occurred, payable at the same time as such bonuses are paid to similarly situated executives and based on his then current annual target bonus as well as Company and his business unit performance as determined by the Company in its sole discretion, but without adjustment for his individual performance, plus any unpaid annual bonus for the year prior to the year in which such termination occurred without adjustment for his individual performance;

(c)	Each of his outstanding long-term cash awards will immediately vest in full (whether or not subject to performance criteria) and shall be payable to him at the same time as such awards are paid to active employees of the Company and the payment amount of such award shall be to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to satisfaction of any applicable performance criteria without adjustment for his individual performance), provided that any more favorable provisions of his existing award agreements will apply to the treatment of such awards following a “going private transaction” (as defined in the award agreements) and following a “change of control” (as defined in the award agreements), his outstanding awards shall be paid at such time as such awards are paid to active employees of the Company, if such time is earlier than they otherwise would have been paid to him;
(d)	Each of his outstanding restricted stock and restricted stock unit awards granted to him under the plans of the Company shall continue to vest in accordance with their original vesting schedule and payments or deliveries with respect to his restricted stock and restricted stock units shall be made on the original vesting date (or, in the case of restricted stock units, on the original distribution date), and, in the case of restricted stock, the Company will withhold a portion of such awards in an amount sufficient to fund the minimum statutory tax withholding requirements (including, federal, state and local income and employment taxes) resulting from the recognition of income in respect of such outstanding restricted stock and make a payroll tax contribution in such amount on his behalf, provided that any more favorable provisions of his existing award agreements will apply to the treatment of such awards following a “going private transaction” (as defined in the award agreements) and provided, further, that following a “change of control” (as defined in the award agreements), his outstanding awards shall be paid at such time as such awards are paid to active employees of the Company, if such time is earlier than they otherwise would have been paid to him; and
(e)	Each of his outstanding stock options and any stock appreciation rights under the plans of the Company shall continue to vest in accordance with their original vesting schedule and he will have the right to exercise each of those options and stock appreciation rights for the remainder of the term of such option or award.

If Mr. Sweeney ceases to be an employee of the Company as a result of death, or physical or mental disability, and at

44	2015 Proxy Statement

such time Cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria, and shall be payable on the 90th day after the termination of his employment, provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount will be at the target amount for such award and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award will be to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

Except as otherwise set forth above, upon the termination of Mr. Sweeney’s employment with the Company, the treatment of any outstanding long-term cash or equity awards will be determined in accordance with their terms and Mr. Sweeney will not be eligible for severance benefits under any other plan, program or policy of the Company.

The employment agreement contains certain covenants by Mr. Sweeney including a noncompetition agreement that restricts Mr. Sweeney’s ability to engage in competitive activities until the first anniversary of the termination of his employment with the Company.

For purposes of Mr. Sweeney’s employment agreement, “Cause” means his (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony. “Good Reason” means that (1) without his written consent, (A) his base salary or annual target bonus (as each may be increased from time to time in the Company’s sole discretion) is reduced, (B) his title (as in effect from time to time) is diminished, (C) he reports directly to someone other than the Chief Executive Officer of the Company, (D) the Company requires that his principal office be located outside of Nassau County or the Borough of Manhattan, (E) the Company materially breaches its obligations under the agreement; or (F) there is a material diminution of his responsibilities and authority as they are described above; (2) he has given the Company written notice that he does not consent to such action, (3) the Company has not corrected such action within 15 days of receiving such notice, and (4) he voluntarily terminates his employment with the Company within 90 days following the happening of the action described in subsection (1) above.

Kristin A. Dolan

On April 7, 2014, the Company entered into an amended and restated employment agreement with Kristin A. Dolan, which replaced her prior employment agreement. The agreement with Ms. Dolan provides for her employment as Chief Operating Officer, through December 31, 2017 at a minimum annual base salary of $1,500,000 (subject to annual review and potential increase in the discretion of the Compensation Committee) and an annual target bonus equal to at least 200% of her annual base salary in the discretion of the Compensation Committee. Ms. Dolan will also be entitled to participate in future long-term cash and equity programs and arrangements that are made available to similarly situated executives of the Company with an aggregate target value of not less than $3,000,000, as determined by the Compensation Committee in its discretion. The employment agreement anticipates that as part of each annual review by the Compensation Committee, Ms. Dolan will receive not less than the same percentage increase, if any, in base salary, annual target bonus opportunity and/or aggregate long-term incentive award target value that is granted by the Compensation Committee to other similarly situated executives.

Under the agreement, Ms. Dolan continues to be eligible to participate in the Company’s standard employee benefits programs, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans. Ms. Dolan will also be eligible for all perquisites made available to similarly situated executives. If, prior to December 31, 2017 (the “Scheduled Expiration Date”), Ms. Dolan’s employment with the Company is terminated (i) by the Company without Cause, or (ii) by her for Good Reason (if Cause does not exist), then, subject to her execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights:

(a)	A cash severance payment in an amount equal to two times the sum of annual base salary and annual target bonus, 60% of which shall be payable to her on the six-month anniversary of her termination date and 40% of which shall be payable to her on the twelve-month anniversary of her termination date;

(b) A prorated annual bonus for the year in which such termination occurred, payable at the same time as such bonuses are paid to similarly situated executives and based on her then current annual target bonus as well as Company and her business unit performance as determined by the Company in its sole discretion, but without adjustment for her individual performance, plus any unpaid annual bonus for the year prior to the year in which such termination occurred without adjustment for her individual performance;

(c)	Each of her outstanding long-term cash awards will immediately vest in full (whether or not subject to

2015 Proxy Statement	45

performance criteria) and shall be payable to her at the same time as such awards are paid to active employees of the Company and the payment amount of such award shall be to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to satisfaction of any applicable performance criteria without adjustment for her individual performance), provided that any more favorable provisions of her existing award agreements will apply to the treatment of such awards following a “going private transaction” (as defined in the award agreements) and following a “change of control” (as defined in the award agreements), her outstanding awards shall be paid at such time as such awards are paid to active employees of the Company, if such time is earlier than they otherwise would have been paid to her;

(d)	Each of her outstanding restricted stock and restricted stock unit awards granted to her under the plans of the Company shall continue to vest in accordance with their original vesting schedule and payments or deliveries with respect to her restricted stock and restricted stock units shall be made on the original vesting date (or, in the case of restricted stock units, on the original distribution date), and, in the case of restricted stock, the Company will withhold a portion of such awards in an amount sufficient to fund the minimum statutory tax withholding requirements (including, federal, state and local income and employment taxes) resulting from the recognition of income in respect of such outstanding restricted stock and make a payroll tax contribution in such amount on her behalf, provided that any more favorable provisions of her existing award agreements will apply to the treatment of such awards following a “going private transaction” (as defined in the award agreements) and provided, further, that following a “change of control” (as defined in the award agreements), her outstanding awards shall be paid at such time as such awards are paid to active employees of the Company, if such time is earlier than they otherwise would have been paid to her; and
(e)	Each of her outstanding stock options and any stock appreciation rights under the plans of the Company shall continue to vest in accordance with their original vesting schedule and she will have the right to exercise each of those options and stock appreciation rights for the remainder of the term of such option or award.

If Ms. Dolan ceases to be an employee of the Company as a result of death, or physical or mental disability, and at such time Cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), she or her estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of her outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria, and shall be payable on the 90th day after the termination of her employment, provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount will be at the target amount for such award and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award will be to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

Except as otherwise set forth above, upon the termination of Ms. Dolan’s employment with the Company, the treatment of any outstanding long-term cash or equity awards will be determined in accordance with their terms and Ms. Dolan will not be eligible for severance benefits under any other plan, program or policy of the Company.

The employment agreement contains certain covenants by Ms. Dolan including a noncompetition agreement that restricts Ms. Dolan’s ability to engage in competitive activities until the first anniversary of the termination of her employment with the Company.

For purposes of Ms. Dolan’s employment agreement, “Cause” means her (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony. “Good Reason” means that (1) without her written consent, (A) her base salary or annual target bonus (as each may be increased from time to time in the Company’s sole discretion) is reduced, (B) her title (as in effect from time to time) is diminished, (C) she reports directly to someone other than the Chief Executive Officer of the Company, (D) the Company requires that her principal office be located outside of Nassau County or the Borough of Manhattan, (E) the Company materially breaches its obligations under the agreement; or (F) there is a material diminution of her responsibilities and authority as they are described above; (2) she has given the Company written notice that she does not consent to such action, (3) the Company has not corrected such action within 15 days of receiving such notice, and (4) she voluntarily terminates her employment with the Company within 90 days following the happening of the action described in subsection (1) above.

46	2015 Proxy Statement

TERMINATION AND SEVERANCE

As described in “Compensation Discussion and Analysis - Post-Termination Compensation”, payments may be made to employees upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or following a going- private transaction.

Generally, for the named executive officers, their employment agreements address some of these circumstances. For a description of termination provisions in the employment agreements, see “- Employment Agreements” above. In addition, the award agreements for the long-term incentives also address some of these circumstances. If an employment agreement provides for the treatment of any award upon the termination of employment, the terms of any applicable award agreements will not supersede the terms of the employment agreement unless otherwise provided in the employment agreement or the award agreement.

AWARD AGREEMENTS

Under the applicable award agreements, vesting of restricted stock and stock options granted to employees, including the named executive officers, may be affected upon a “change of control” of the Company or a going private transaction (as defined in Rule 13e-3 of the Securities Exchange Act of 1934). A “change of control” is defined as the acquisition by any person or group, other than Charles F. Dolan or members of his immediate family (or trusts for the benefit of Charles F. Dolan or his immediate family) or any employee benefit plan sponsored or maintained by the Company, of (1) the power to direct the management of substantially all of the cable television systems then owned by the Company in the New York City metropolitan area, or (2) after any fiscal year of the Company in which the Company’s cable television systems in the New York City metropolitan area contributed in the aggregate less than a majority of the net revenues of the Company and its consolidated subsidiaries, the power to direct the management of the Company or substantially all of its assets. Upon a change in control, as defined, the restricted stock shall immediately vest and become payable and stock options shall immediately vest and become exercisable. Upon a going private transaction, the restricted stock and stock options may be converted into either a right to receive an amount of cash based upon the highest price per share of the Company’s Class A common stock paid in the going private transaction, or, as long as the surviving entity is a public company, into a corresponding award with equivalent profit potential in the surviving entity, at the election of the Compensation Committee. Following a going private transaction, the award of restricted stock and stock options will become payable on the earlier to occur of (1) the date on which the award was originally scheduled to vest, or (2) the date on which the recipient’s employment with the Company or the surviving entity is terminated (A) by the Company or the surviving entity other than for cause, or (B) by the recipient for good reason, if such termination occurs within three years after the going private transaction, or by the recipient for any reason if such termination occurs at least six months, but not more than nine months, after completion of the going private transaction. In addition, the amount payable under the award agreement will include interest from the date of the going private transaction.

Under the applicable award agreements, vesting of restricted stock and stock options granted to employees, including the named executive officers, may be accelerated in certain other circumstances. Under stock option award agreements, upon termination for cause, the entire award is forfeited. Upon termination by the Company without cause, termination by the employee, death, disability or retirement, the unvested portion of the award is forfeited; provided, however, that only with respect to stock options granted in 2006 and 2009, upon death, the entire award is immediately vested. Depending on the type of termination and specific option grant, the time to exercise the vested portion varies from 90 days to three years. With respect to stock options granted in March 2009, depending on the type of termination, the time to exercise the vested option varies from 90 days to the remainder of the term. In no event is this period later than the expiration date, except in the case of death, in which case the time to exercise may be extended for one year after the expiration date. Under restricted stock award agreements, upon any termination for any reason prior to the third anniversary of the grant date other than death or change of control or going private transaction, the entire award is forfeited; upon death, the entire award is immediately vested.

Under the applicable award agreements for performance awards, upon termination for cause, the entire award is forfeited. Upon a change in control, the target performance award vests and is immediately payable (subject to applicable taxes), regardless of the performance objectives. Upon any termination for any reason prior to the payment date other than death, the entire performance award is forfeited. Upon death before the end of the performance period, a pro rata portion of the performance award will vest and be immediately payable; upon death after the end of the performance period but prior to the payment date, the entire performance award will be payable upon the

2015 Proxy Statement	47

payment date. In the event of a going private transaction, the target performance award will be payable regardless of the performance objectives on the earliest to occur of (1) the date on which the award was originally scheduled to vest, (2) the recipient’s death, or (3) the date on which the recipient’s employment with the Company, the surviving entity or one of their subsidiaries is terminated (A) by the Company, the surviving entity or one of their subsidiaries other than for cause, or (B) by the recipient for good reason, provided that the recipient remains in the continuous employ of the Company through that date.

QUANTIFICATION OF TERMINATION AND SEVERANCE

The following tables set forth a quantification of estimated severance and other benefits payable to the named executive officers under various circumstances regarding the termination of their employment. In calculating these severance estimates and amounts and other payments, we have taken into consideration or otherwise assumed the following:

•	Termination of employment occurred after the close of business on December 31, 2014.
•	We have valued equity awards using the closing market price of Class A common stock on the New York Stock Exchange on December 31, 2014, of $20.64.
•	We have valued stock options at their intrinsic value, equal to the difference between $20.64 and the per share exercise price, multiplied by the number of shares underlying the stock options.
•	Where applicable, we have included in the calculation of the value of equity awards the payment of any quarterly dividends declared through December 31, 2014.
•	In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable named executive officer’s employment agreement and the applicability of Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.
•	We have assumed that all performance metrics for performance-based awards are achieved (but not exceeded).

BENEFITS PAYABLE AS A RESULT OF VOLUNTARY TERMINATION OF EMPLOYMENT BY EMPLOYEE

In the event of voluntary termination by a named executive officer, none of the named executive officers would have been entitled to any payments at December 31, 2014 other than any payments or awards that were vested at December 31, 2014 or any pension or other vested retirement benefits.

BENEFITS PAYABLE AS A RESULT OF TERMINATION OF EMPLOYMENT DUE TO RETIREMENT

In the event of termination due to retirement, none of the named executive officers would have been entitled to any payments at December 31, 2014 other than any payments or awards that were vested at December 31, 2014 or any pension or other vested retirement benefits.

BENEFITS PAYABLE AS A RESULT OF TERMINATION OF EMPLOYMENT BY THE COMPANY FOR CAUSE

In the event of termination by the Company for Cause, none of the named executive officers would have been entitled to any payments at December 31, 2014 other than any payments or awards that were vested at December 31, 2014 or any pension or other vested retirement benefits.

48	2015 Proxy Statement

BENEFITS PAYABLE AS A RESULT OF TERMINATION OF EMPLOYMENT BY THE COMPANY WITHOUT CAUSE*

Elements	Charles F. Dolan	James L. Dolan		Gregg G. Seibert		Brian G. Sweeney		Kristin A. Dolan
Severance	—	$12,000,000	(1)	$11,250,000	(1)	$9,000,000	(1)	$9,000,000	(1)
Most recent bonus	—	$5,607,693		$5,257,211		$3,665,769		$3,790,385
Unvested restricted stock	—	$5,532,378	(2)	$12,069,180	(3)	$2,993,529	(4)	$3,196,368	(5)
Unvested stock options	—	$19,320,000	(6)	—		—		—
Unvested performance options	—	—		—		—		—
Performance awards	—	$10,441,100	(7)	$9,307,500	(7)	$2,317,520	(7)	$2,496,125	(7)
2009 Retention award	—	—		—		—		—
Deferred compensation award	—	—		—		—		—
Consulting arrangements	—	—		—		—		—
Additional retirement benefit	—	—		—		—		—
Health insurance benefits	—	—		—		—		—
Executive life insurance premiums	—	—		—		—		—
*	The amounts in this table do not include any payments or awards which were vested at December 31, 2014 or any pension or other vested retirement benefits.
1.	Represents severance equal to two times the sum of salary and target bonus.
2.	Represents full vesting of the 2012 grant of 248,200 shares of restricted stock, with a value of $5,532,378.
3.	Represents full vesting of the 2012, 2013 and 2014 grants of 167,700, 203,700, and 181,600 shares of restricted stock, respectively, with a value of $3,763,188, $4,448,808 and $3,857,184, respectively.
4.	Represents full vesting of the 2012, 2013, and 2014 grants of 16,100, 34,000 and 89,500 shares of restricted stock, respectively, with a value of $358,869, $742,560 and $1,892,100, respectively.
5.	Represents full vesting of the 2012, 2013, and 2014 grants of 25,200, 34,000, and 89,500 shares of restricted stock, respectively, with a value of $561,708, $742,560 and $1,892,100, respectively.
6.	Represents full vesting of the unvested portion of the 2013 and 2014 grants of 2,000,000 and 2,000,000 stock options, respectively, with a value of $13,320,000 and $6,000,000, respectively.
7.	Represents full vesting of the 2012, 2013 and 2014 performance awards.

2015 Proxy Statement	49

BENEFITS PAYABLE AS A RESULT OF TERMINATION OF EMPLOYMENT BY EMPLOYEE FOR GOOD REASON*

Elements	Charles F. Dolan	James L. Dolan		Gregg G. Seibert		Brian G. Sweeney		Kristin A. Dolan
Severance		$12,000,000	(1)	$11,250,000	(1)	$9,000,000	(1)	$9,000,000(1)
Most recent bonus	—	$5,607,693		$5,257,211		$3,665,769		$3,790,385
Unvested restricted stock	—	$5,532,378	(2)	$12,069,180	(3)	$2,993,529	(4)	$3,196,368	(5)
Unvested stock options	—	$19,320,000	(6)	—		—		—
Unvested performance options	—	—		—		—		—
Performance awards	—	$10,441,100	(7)	$9,307,500	(7)	$2,317,520	(7)	$2,496,125	(7)
2009 Retention award	—	—		—		—		—
Deferred compensation award	—	—		—		—		—
Consulting arrangements	—	—		—		—		—
Additional retirement benefit	—	—		—		—		—
Health insurance benefits	—	—		—		—		—
Executive life insurance premiums	—	—		—		—		—
*	The amounts in this table do not include any payments or awards which were vested at December 31, 2014 or any pension or other vested retirement benefits.
1	Represents severance equal to two times the sum of salary and target bonus.
2	Represents full vesting of the 2012 grant of 248,200 shares of restricted stock with a value of $5,532,378.
3.	Represents full vesting of the 2012, 2013 and 2014 grants of 167,700, 203,700, and 181,600 shares of restricted stock, respectively, with a value of $3,763,188, $4,448,808 and $3,857,184, respectively.
4.	Represents full vesting of the 2012, 2013 and 2014 grants of 16,100, 34,000 and 89,500 shares of restricted stock, respectively, with a value of $358,869, $742,560 and $1,892,100, respectively.

5.   Represents full vesting of the 2012, 2013 and 2014 grants of 25,200, 34,000 and 89,500 shares of restricted stock, respectively, with a value of $561,708, $742,560 and $1,892,100, respectively.

6.	Represents full vesting of the unvested portion of the 2013 and 2014 grants of 2,000,000 and 2,000,000 stock options, respectively, with a value of $13,320,000 and $6,000,000, respectively.

7.	Represents full vesting of the 2012, 2013 and 2014 performance awards.

50	2015 Proxy Statement

BENEFITS PAYABLE AS A RESULT OF TERMINATION OF EMPLOYMENT DUE TO DEATH*

Elements	Charles F. Dolan		James L. Dolan		Gregg G. Seibert		Brian G. Sweeney		Kristin A. Dolan
Severance	—		—		—		—		—
Salary	$1,664,000	(1)	—		—		—		—
Most recent bonus	—		$5,607,693		$5,257,211		$3,665,769		$3,790,385
Unvested restricted stock	$15,883,227	(2)	$5,532,378	(3)	$12,069,180	(4)	$2,993,529	(5)	$3,196,368	(6)
Unvested stock options	—		$19,320,000	(7)	—		—		—
Unvested performance options	—		—		—		—		—
Performance awards	$8,653,175	(8)	$10,441,100	(9)	$9,307,500	(9)	$2,317,520	(9)	$2,496,125	(9)
2009 Retention award	—		—		—		—		—
Performance retention award	—		—		—		—		—
Deferred compensation award	—		—		—		—		—
Consulting arrangements	—		—		—		—		—
Additional retirement benefit	—		—		—		—		—
Health insurance benefits
Executive life insurance premiums
*	The amounts in this table do not include any payments or awards which were vested at December 31, 2013 or any pension or other vested retirement benefits.
1.	Represents one year of base salary.
2.	Represents full vesting of the 2012, 2013 and 2014 grants of 249,900, 252,900, and 225,500 shares of restricted stock, respectively, with a value of $5,570,271, $5,523,336 and $4,789,620, respectively.
3.	Represents full vesting of the 2012 grant of 248,200 shares of restricted stock with a value of $5,532,378.
4.	Represents full vesting of the 2012, 2013 and 2014 grants of 167,700, 203,700, and 181,600 shares of restricted stock, respectively, with a value of $3,763,188, $4,448,808 and $3,857,184, respectively.
5.	Represents full vesting of the 2012, 2013 and 2014 grants of 16,100, 34,000 and 89,500 shares of restricted stock, respectively, with a value of $358,869, $742,560 and $1,892,100, respectively.
6.	Represents full vesting of the 2012, 2013 and 2014 grants of 25,200, 34,000 and 89,500 shares of restricted stock, respectively, with a value of $561,708, $742,560 and $1,892,100, respectively.
7.	Represents full vesting of the unvested portion of the 2013 and 2014 grants of 2,000,000 and 2,000,000 stock options, respectively, with a value of $13,320,000 and $6,000,000, respectively.
8.	Represents full vesting of the 2012 performance award and pro rata vesting of the 2013 and 2014 performance awards.
9.	Represents the full vesting of the 2012, 2013 and 2014 performance awards.

2015 Proxy Statement	51

BENEFITS PAYABLE AS A RESULT OF TERMINATION OF EMPLOYMENT DUE TO DISABILITY*

Elements	Charles F. Dolan	James L. Dolan		Gregg G. Seibert		Brian G. Sweeney		Kristin A. Dolan
Severance	—	—		—		—		—
Salary	$1,664,000(1)	—		—		—		—
Most recent bonus	—	$5,607,693		$5,257,211		$3,665,769		$3,790,385
Unvested restricted stock	—	$5,532,378	(2)	$12,069,180	(3)	$2,993,529	(4)	$3,196,368	(5)
Unvested stock options	—	$19,320,000	(6)	—		—		—
Unvested performance options	—	—		—		—		—
Performance awards	—	$10,441,100	(7)	$9,307,500	(7)	$2,317,520	(7)	$2,496,125	(7)
2009 Retention award	—	—		—		—		—
Performance retention award	—	—		—		—		—
Deferred compensation award	—	—		—		—		—
Consulting arrangements	—	—		—		—		—
Additional retirement benefit	—	—		—		—		—
Health insurance benefits	$17,980(8)	—		—		—		—
Executive life insurance premiums	—	—		—		—		—
*	The amounts in this table do not include any payments or awards which were vested at December 31, 2014 or any pension or other vested retirement benefits.
1.	Represents one year of base salary.
2.	Represents full vesting of the 2012 grant of 248,200 shares of restricted stock, with a value of $5,532,378.
3.	Represents full vesting of the 2012, 2013 and 2014 grants of 167,700, 203,700, and 181,600 shares of restricted stock, respectively, with a value of $3,763,188, $4,448,808 and $3,857,184, respectively.
4.	Represents full vesting of the 2012, 2013 and 2014 grants of 16,100, 34,000 and 89,500 shares of restricted stock, respectively, with a value of $358,869, $742,560 and $1,892,100, respectively.

Represents full vesting of the 2012, 2013 and 2014 grants of 25,200, 34,000 and 89,500 shares of restricted stock, respectively, with a value of $561,708, $742,560 and $1,892,100, respectively.

5.	Represents full vesting of the unvested portion of the 2013 and 2014 grants of 2,000,000 and 2,000,000 stock options, respectively, with a value of $13,320,000 and $6,000,000, respectively.
6.	Represents full vesting of the 2012, 2013 and 2014 performance awards.
7.	Represents payment of his medical and dental insurance for one year.

52	2015 Proxy Statement

BENEFITS PAYABLE AS A RESULT OF TERMINATION OF EMPLOYMENT IN CONNECTION WITH A CHANGE IN CONTROL OR GOING PRIVATE TRANSACTION(1)*

Elements	Charles F. Dolan(2)	James L. Dolan(3)		Gregg G. Seibert(4)		Brian G. Sweeney(5)		Kristin A. Dolan(6)
Severance	—	$12,000,000	(7)	$11,250,000	(7)	$9,000,000	(7)	$9,000,000	(7)
Most recent bonus	—	$5,607,693		$5,257, 211		$3,665,769		$3,790,385
Unvested restricted stock	$15,883,227	$5,532,378		$12,069,180		$2,993,529		$3,196,368
Unvested stock options	—	$19,320,000		—		—		—
Unvested performance options	—	—		—		—		—
Performance awards	$11,175,000	$9,246,000		$9,307,500		$2,317,520		$2,496,125
2009 Retention award	—	—		—		—		—
Deferred compensation award	—	—		—		—		—
Consulting arrangements	—	—		—		—		—
Additional retirement benefit	—	—		—		—		—
Health insurance benefits	—	—		—		—		—
Executive life insurance premiums	—	—		—		—		—
*	The amounts in this table do not include any payments or awards which were vested at December 31, 2014 or any pension or other vested retirement benefits.
1.	The numbers presented in this table reflect amounts payable as a result of a qualifying termination of employment by the executive or the Company following a change in control. The amounts payable as a result of a qualifying termination of employment by the executive or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of a qualifying termination of employment by the executive or the Company following a change in control. For specific information about payments for a termination following a going private transaction, see Notes (2) to (6) below.
2.	If a change in control of the Company were to occur, but Mr. Charles F. Dolan’s employment was not terminated, he would nevertheless be entitled to receive the following upon consummation of the change in control: (i) vesting of his 2012, 2013 and 2014 performance awards equal to a value of $11,175,000; and (ii) vesting of all of his outstanding unvested restricted stock (728,300 shares) with a value of $15,883,227. In the event of a qualifying termination of his employment by Mr. Charles F. Dolan or by the Company following a going private transaction, Mr. Charles F. Dolan would be entitled to receive the following (in addition to all previously vested amounts): (i) vesting of all of his outstanding unvested restricted stock (728,300 shares) with a value of $15,883,227; and (ii) the full vesting of his 2012, 2013 and 2014 performance awards equal to a value of $11,175,000. If a going private transaction were to occur but Mr. Charles F. Dolan’s employment was not terminated, he would nevertheless be entitled to receive the full amount of his 2012 performance award of $3,725,000.

3.	If a change in control of the Company were to occur but Mr. James L. Dolan’s employment was not terminated, he would nevertheless be entitled to receive the following upon consummation of the change in control: (i) vesting of his 2012, 2013 and 2014 performance awards equal to a value of $9,246,000; (ii) vesting of all of his outstanding unvested restricted stock (248,200 shares) with a value of $5,532,378; and (iii) vesting of all of his outstanding unvested stock options (4,000,000 options) with a value of $19,320,000. If a change in control or a going private transaction of the Company were to occur and there was a qualifying termination of Mr. James L. Dolan’s employment by the Company, or by him, he would be entitled to receive: (i) vesting of his 2012, 2013 and 2014 performance awards equal to a value of $9,246,000; (ii) vesting of all of his outstanding unvested restricted stock (248,200 shares) with a value of $5,532,378; and (iii) vesting of all of his outstanding unvested stock options (4,000,000 options) with a value of $19,320,000. If a going private transaction were to occur but Mr. James L. Dolan’s employment was not terminated, he nevertheless be entitled to receive the full amount of 2012 performance award of $3,700,000.

2015 Proxy Statement	53

4.	If a change in control of the Company were to occur but Mr. Seibert’s employment was not terminated, he would nevertheless be entitled to receive the following upon consummation of the change in control: (i) vesting of his 2012, 2013 and 2014 performance awards equal to a value of $9,307,500; and (ii) vesting of all of his outstanding unvested restricted stock (553,000 shares) with a value of $12,069,180. If a change in control or a going private transaction of the Company were to occur and there was a qualifying termination of Mr. Seibert’s employment by the Company, or by him, he would be entitled to receive: (i) vesting of his 2012, 2013 and 2014 performance awards equal to a value of $9,307,500; and (ii) vesting of all of his outstanding unvested restricted stock (553,000 shares) with a value of $12,069,180;. If a going private transaction were to occur but Mr. Seibert’s employment was not terminated, he would nevertheless be entitled to receive the full amount of his 2012 performance award of $2,500,000.
5.	If a change in control of the Company were to occur but Mr. Sweeney’s employment was not terminated, he would nevertheless be entitled to receive the following upon consummation of the change in control: (i) vesting of his 2012, 2013 and 2014 performance awards equal to a value of $2,317,520; and (ii) vesting of all of his outstanding unvested restricted stock (139,600 shares) with a value of $2,993,529. If a change in control or a going private transaction of the Company were to occur and there was a qualifying termination of Mr. Sweeney’s employment by the Company, or by him, he would be entitled to receive: (i) vesting of his 2012, 2013 and 2014 performance awards equal to a value of $2,317,520; and (ii) vesting of all of his outstanding unvested restricted stock (139,600 shares) with a value of $2,993,529;. If a going private transaction were to occur but Mr. Sweeney’s employment was not terminated, he would nevertheless be entitled to receive the full amount of his 2012 performance award of $240,000.
6.	If a change in control of the Company were to occur but Ms. Dolan’s employment was not terminated, she would nevertheless be entitled to receive the following upon consummation of the change in control: (i) vesting of her 2012, 2013 and 2014 performance awards equal to a value of $2,496,125; and (ii) vesting of all of her outstanding unvested restricted stock (148,700 shares) with a value of $3,196,368. If a change in control or a going private transaction of the Company were to occur and there was a qualifying termination of Ms. Dolan’s employment by the Company, would or by her, she would be entitled to receive: (i) vesting of her 2012, 2013 and 2014 performance awards equal to a value of $2,496,125; and (ii) vesting of all of her outstanding unvested restricted stock (148,700 shares) with a value of $3,196,368. If a going private transaction were to occur but Ms. Dolan’s employment was not terminated, she would nevertheless be entitled to receive the full amount of her 2012 performance award of $375,000.
7.	Represents severance equal to two times the sum of his salary and target bonus.

54	2015 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1) (2)(a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2)(c)
Equity compensation plans approved by security holders	—	—	—
Class A common stock	13,309,428	$ 14.37	12,979,274
Equity compensation plans not approved by security holders	—	—	—
Total	13,309,428	$ 14.37	12,979,274
1.	Includes the following plans: the 1996 Amended and Restated Employee Stock Plan, the 1996 Stock Plan for Non- Employee Directors, the 2006 Employee Stock Plan and the 2006 Stock Plan for Non-Employee Directors. 143,666 shares of this amount relate to options held by AMC and MSG employees, 434,596 shares of this amount relate to restricted stock units held by non-employee directors. Does not include 7,350,170 shares of restricted stock issued under the 2006 Employee Stock Plan that were not yet vested at December 31, 2014.
2.	In the first quarter of 2015, the Compensation Committee granted awards covering an aggregate of 2,287,530 restricted shares,

1,816,660 performance restricted stock units, and options to purchase an aggregate of 2,000,000 shares. The shares covered by these awards and options are not reflected as outstanding in column (a) and the number of shares remaining available for future issuance in column (c) has not been reduced to reflect these shares.

3.	Represents the weighted-average exercise price of 12,874,832 outstanding stock options.

2015 Proxy Statement	55

PROPOSAL 3

APPROVAL OF CABLEVISION SYSTEMS CORPORATION 2015 EMPLOYEE STOCK PLAN

On March 17, 2015, our Compensation Committee, subject to approval by our stockholders, approved the Cablevision Systems Corporation 2015 Employee Stock Plan. The 2015 Employee Stock Plan will be applicable only to awards granted on or after the date the 2015 Employee Stock Plan is approved by stockholders (the “Effective Date”).

The 2015 Employee Stock Plan will apply only to awards granted on or after the Effective Date. Upon shareholder approval of the 2015 Employee Stock Plan, all remaining available shares, other than those subject to outstanding grants of restricted stock or stock options, will be canceled and no further awards will be granted under the Amended and Restated 2006 Employee Stock Plan (as amended to the Effective Date, the “2006 Plan”). The terms and conditions of awards granted under the 2006 Plan prior to the Effective Date will not be affected by the adoption or approval of the 2015 Employee Stock Plan, and the 2006 Plan will remain effective with respect to such awards.

The text of the 2015 Employee Stock Plan is set forth in Exhibit A to this proxy statement, and the following discussion is qualified in its entirety by reference to Exhibit A.

HISTORIC BURN RATE AND POTENTIAL DILUTION

We believe that the shares available for issuance under the 2015 Employee Stock Plan will provide sufficient shares for our equity–based compensation needs for approximately four years following the date the plan is approved by stockholders. Our equity-based compensation model, including the broad-based participation of our employees and the equity compensation paid to our executive officers and members of management, results in a “burn rate” as indicated in the chart below:

		2012	2013	2014	Total/Average
(a)	Restricted shares granted(1)	3,100,930	3,287,460	2,901,470	9,289,860/3,096,620
(b)	Shares underlying options granted(1)	12,783,000	2,000,000	2,000,000	16,783,000/5,594,333
(c)	Total shares underlying equity-based awards granted (a+b)(1)	15,883,930	5,287,460	4,901,470	26,072,860/8,690,953
(d)	Weighted average basic shares outstanding	262,258,000	260,763,000	264,623,000	787,644,000/262,548,000
(e)	Burn rate (c/d)(2)	6.06%	2.03%	1.85%	9.94%/3.31%
1.	Reflects the gross number of shares underlying awards made to employees during the respective year.
2.	Not adjusted for forfeiture, withholding and expirations, which would reduce the burn rate if taken into account.

Our Compensation Committee recognizes that, as commonly calculated, the total potential dilution or “overhang” from the adoption of the 2015 Employee Stock Plan is 15.3%. The overhang is calculated as follows, in each case as of March 27, 2015: (x) the sum of (a) 25,000,000 shares available under the 2015 Employee Stock Plan and (b) 23,673,865 shares underlying outstanding awards (14,676,732 of which are options, 7,180,473 are restricted stock and 1,816,660 are performance restricted stock units) under the 2006 Plan and the prior Employee Stock Plan, divided by (y) the sum of (a) 275,705,205 shares outstanding, (b) 25,000,000 shares available under the 2015 Employee

Stock Plan and (c) 16,493,392 shares underlying outstanding awards (14,676,732 of which are options and 1,816,660 are performance restricted stock units) under the 2006 Plan and the prior Employee Stock Plan. Our Compensation Committee also takes into account the relevant accounting and tax impact of all potential forms of equity awards in designing our grants. As discussed above in the Compensation Discussion and Analysis, we believe that the grant of equity awards that vest over time provides executive officers with an incentive to improve the Company’s stock price performance and a direct alignment with stockholders’ interests, as well as a continuing stake in the long-term success of the Company. For additional information with respect to our outstanding equity-based awards, please see Note 14 to the Consolidated Financial Statements included in our Annual Report on Form 10-K.

56	2015 Proxy Statement

PROPOSAL 3

OVERVIEW

The purpose of the 2015 Employee Stock Plan is to compensate employees of the Company and its affiliates who are and have been largely responsible for the management and growth of the business of the Company and its affiliates and to advance the interest of the Company by encouraging and enabling the acquisition of a personal proprietary interest in the Company. It is anticipated that the acquisition of such a proprietary interest in the Company will stimulate the efforts of these employees on behalf of the Company and its affiliates, and strengthen their desire to remain with the Company and its affiliates. It is also expected that the opportunity to acquire such a proprietary interest will enable the Company and its affiliates to attract and retain desirable personnel. The 2015 Employee Stock Plan provides for grants of incentive stock options, non-

qualified stock options, stock appreciation rights, restricted shares, restricted stock units and other equity-based awards (collectively, “Awards”).

The adoption of the 2015 Employee Stock Plan is expressly conditioned upon the approval of our stockholders. In the event that stockholders do not approve the 2015 Employee Stock Plan, then the 2006 Plan will remain in place. The 2015 Employee Stock Plan will terminate on May 21, 2025 (unless earlier terminated by the Board of Directors or the Compensation Committee). The termination of the 2015 Employee Stock Plan will not affect previously granted Awards. The terms of the 2015 Employee Stock Plan are substantially similar to the 2006 Plan.

SHARES SUBJECT TO THE PLAN; OTHER LIMITATIONS

The 2015 Employee Stock Plan is administered by the Compensation Committee. Awards may be granted under the 2015 Employee Stock Plan to such employees of the Company and its affiliates as the Compensation Committee may determine. An “affiliate” is defined in the 2015 Employee Stock Plan to mean any entity controlling, controlled by, or under common control with the Company or any other affiliate and also includes any entity in which the Company owns at least five percent of the outstanding equity interests. The total number of shares of Class A common stock that may be issued pursuant to Awards under the 2015 Employee Stock Plan is an aggregate of 25,000,000, which may be either treasury shares or authorized and unissued shares. Additionally, as of March 27, 2015, Awards covering 23,673,865 shares remained outstanding under the 2006 Plan and the prior Employee Stock Plan. To the extent that an Award under the 2015 Employee Stock Plan or the 2006 Plan expires, lapses, terminates or is cancelled for any reason without the issuance of shares, then the Company may also grant Awards with respect to such shares. Awards payable only in cash or property other than shares do not reduce the aggregate remaining number of shares with respect to which Awards may be made under the 2015 Employee Stock Plan. Any shares with respect to which the Company becomes obligated to make Awards through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the shares available to be delivered pursuant to Awards under the 2015 Employee Stock Plan. No additional awards may be granted under the 2006 Plan or the prior Employee Stock Plan after the Effective Date of the 2015 Employee Stock Plan.

No single employee may be issued Awards during any one calendar year for, or that relate to, more than 2 million shares.

Awards and the aggregate number of shares issuable under the 2015 Employee Stock Plan or to any employee in a calendar year are subject to adjustment in the event of any dividend or other distribution whether in the form of cash, shares, other securities or other property, recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event that affects shares (each an “Adjustment Event”). Such adjustment is to be made if the failure to make an adjustment would not fairly protect the rights represented by the Award in accordance with the essential intent and principles thereof.

AWARDS

All employees of the Company and its affiliates are eligible to receive Awards under the 2015 Employee Stock Plan. As of December 31, 2014, the Company and its affiliates had approximately 13,700 full time employees. Historically, the Company’s Compensation Committee has made grants of equity awards to a limited number of eligible employees. For example, in 2014, approximately 300 employees received equity awards under the 2006 Plan.

Under the 2015 Employee Stock Plan, the Company may grant options and stock appreciation rights, which shall be exercisable at a price determined by the Compensation

Committee on the date of the Award grant, which price shall be no less than the fair market value of a share of Class A common stock on the date the option or stock appreciation right is granted. Other than in the case of the death of participant, such options and stock appreciation rights may be exercised for a term no longer than ten years from the date of grant. An award agreement may provide that, in the event the participant dies while the option or stock appreciation right is outstanding, the option or stock appreciation right will remain outstanding until the first anniversary of the participant’s death, whether or not such

2015 Proxy Statement	57

PROPOSAL 3

first anniversary occurs after such ten-year period. Upon its exercise, a stock appreciation right will be settled (and an option may be settled, in the Compensation Committee’s discretion) for an amount equal to the excess of the fair market value of a share of Class A common stock on the date of exercise over the exercise price of the stock appreciation right (or option).

The Company may also grant restricted shares and restricted stock units. A restricted share is a share of Class A common stock that is registered in the participant’s name, but that is subject to certain transfer and/or forfeiture restrictions for a period of time as specified in the participant’s award agreements. The recipient of a restricted share will have the rights of a stockholder, subject to any restrictions and conditions specified by the Compensation Committee in the recipient’s award agreement. Notwithstanding the previous sentence, unless the Compensation Committee determines otherwise, all ordinary cash dividends paid upon any restricted share prior to its vesting will be retained by the Company for the account of the relevant participant and upon vesting will be paid to the relevant participant.

A restricted stock unit is an unfunded, unsecured right to receive a share of Class A common stock (or cash or other property) at a future date upon the satisfaction of the conditions specified by the Compensation Committee in the award agreement. Unless otherwise provided by the Compensation Committee, a restricted stock unit will also carry a dividend equivalent right representing an unfunded and unsecured promise to pay to the relevant participant, upon the vesting of the restricted stock unit, an amount equal to the ordinary cash dividends that would have been paid upon any share underlying a restricted stock unit had such shares been issued.

The Compensation Committee may grant other equity-based or equity-related awards to participants subject to terms and conditions it may specify. These awards may entail the transfer of shares or payment in cash based on the value of shares.

Under the 2015 Employee Stock Plan, the Compensation Committee has the authority, in its discretion, to add conditions to the vesting of any Award that relate to performance. Additionally, the 2015 Employee Stock Plan specifies certain performance criteria that may apply to Awards granted to certain executive officers of the Company. These performance criteria include: (i) net or operating income or other measures of profit; (ii) measures of revenue; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) cash flow, free cash flow, adjusted operating cash flow and similar measures; (v) return on equity, investment, assets or capital; (vi) gross or operating margins or savings; (vii) performance relative to budget, forecast or market expectations; (viii) market share or penetration, subscriber or customer acquisition or retention, ratings, viewership; (ix) operating metrics relating to sales, installations or customer service or satisfaction; (x) capital spending management, network upgrades or product or service deployments; (xi) a specified increase in the fair market value of the shares; (xii) a specified increase in the private market value of the Company; (xiii) share price; (xiv) earnings per share; and/or (xv) total stockholder return. Application of the performance criteria may be determined by reference to the performance of the Company, an affiliate or a business unit, product or service or any combination of the foregoing and may also be measured on a per customer, subscriber, homes passed, basic or diluted share basis or any combination of the foregoing and may reflect absolute performance, incremental performance or comparative performance to other companies (or their products or services) determined on a gross, net, GAAP or non- GAAP basis. Approval of Proposal 3 includes approval of the performance criteria contained in the 2015 Employee Stock Plan in order for certain Awards to qualify as “performance-based compensation” under Section 162(m).

The Compensation Committee has the authority to equitably adjust the terms of any outstanding Awards under the 2015 Employee Stock Plan for any Adjustment Event pursuant to which it determines an adjustment is appropriate.

AMENDMENT; TERMINATION

The Board of Directors or the Compensation Committee may discontinue the 2015 Employee Stock Plan at any time and from time to time may amend or revise the terms of the 2015 Employee Stock Plan or any award agreement, except that it may not make any amendment or revision in a manner unfavorable to a participant (other than if immaterial), without the consent of the participant or make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of an exchange on which shares are traded. Consent of a participant shall not be required in respect of any adjustment (even if unfavorable to a participant and not immaterial) made in the light of an Adjustment Event unless the terms of the relevant award agreement provide for specific terms in the case of an Adjustment Event.

U.S. FEDERAL TAX IMPLICATIONS OF OPTIONS AND STOCK APPRECIATION RIGHTS

The following summary generally describes the principal Federal (but not state and local) income tax consequences of the issuance and exercise of options and stock appreciation rights under the 2015 Employee Stock Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or the Company. The provisions of the Internal Revenue Code and the regulations thereunder relating to these matters are complex and subject

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PROPOSAL 3

to change and their impact in any one case may depend upon the particular circumstances.

An employee will generally not realize any income when an incentive stock option is granted under the 2015 Employee Stock Plan or when such an option is exercised, and the Company will not be entitled to a deduction with respect to the grant or exercise of such an option. The difference between the fair market value of the shares acquired upon the exercise of an incentive stock option and the exercise price of the shares subject to the option at the time of exercise is an item of tax preference which may result in the employee being subject to the alternative minimum tax. If the employee holds the shares acquired under an incentive stock option for at least two years from the date the option is granted and at least one year from the date of exercise of the option, any gain realized by the employee when the shares are sold will be taxable as capital gain. If the holding periods are not satisfied, the employee will realize ordinary income in the year of the disposition of the shares in an amount equal to the excess of the fair market value of such shares on the date of exercise (or the proceeds of the disposition, if lower) over the option price. Any remaining gain will generally be capital gain. If an incentive stock option is settled by the Company in cash, shares or a combination thereof, the employee will recognize ordinary income at the time of settlement equal to the fair market value of such cash, shares or combination thereof.

An employee will not realize any income, and the Company will not be entitled to a deduction, at the time that a non-qualified stock option or stock appreciation right is granted or vests under the 2015 Employee Stock Plan. Upon exercising a non-qualified stock option or stock appreciation right, an employee will realize ordinary income in an amount equal to the excess of the fair market value on the exercise date of the shares subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right. In the case of options, the employee will have a basis in the shares received as a result of the exercise, for purposes of computing capital gain or loss, equal to the fair market value of those shares on the exercise date and the employee’s holding period in the shares received will commence on the day following the date of exercise.

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income (not as capital gain) by the employee in connection with the exercise of a non-qualified option or stock appreciation right. The Company generally is not entitled to a tax deduction with respect to any amount that represents compensation in excess of $1 million paid to “covered employees” that is not “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code. Under current regulations interpreting Section 162(m), the grant by a committee of “outside directors” of at-or above-the-money options or stock appreciation rights under a stockholder approved plan that expressly limits the amount of grants that can be made to any individual employee over a specified period of time is considered “qualified performance-based compensation.”

For taxable years beginning after December 31, 2012, an employee will also be subject to a 3.8% Medicare tax on the lesser of (i) the employee’s “net investment income” for the relevant taxable year, and (ii) the excess of the employee’s modified adjusted gross income for the taxable year over a certain threshold (between $125,000 and $250,000 depending on the employee’s circumstances). The employee’s net investment income generally includes net gains from the disposition of shares. An employee should consult a tax advisor regarding the applicability of this Medicare tax to income and gains in respect of investment in the Company’s shares

PLAN BENEFITS

It is not possible to determine the benefits or amounts that will be received by or allocated to the persons and groups named below under the 2015 Employee Stock Plan. All Awards under the 2015 Employee Stock Plan are at the discretion of the Compensation Committee. The 2015 Employee Stock Plan

does not require that any Awards be made to any individual or group and does not provide any formulas or guidelines for Awards. The following table sets forth the number of awards that were received by the persons and groups named below for the 2014 fiscal year under the 2006 Plan.

Name and Position	Dollar Value($)(1)	Number of Options(2)	Number of Restricted Shares(3)
Charles F. Dolan, Chairman & Director	$3,977,820	—	225,500
James L. Dolan, Chief Executive Officer & Director	$10,540,000	2,000,000	—
Gregg G. Seibert, Vice Chairman	$3,203,424	—	181,600
Brian G. Sweeney, President & Chief Financial Officer & Director	$1,552,732	—	89,500
Kristin A. Dolan, Chief Operating Officer & Director	$1,552,732	—	89,500
All Executive Officers(4)	$22,964,676	2,000,000	707,300
All Directors who are not Executive Officers	$983,077	—	55,730
All Employees who are not Executive Officers	$38,839,926	—	2,194,170

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PROPOSAL 3
1.	Represents the grant date fair value and does not reflect the impact of any dividends paid upon vesting.
2.	See “Executive Compensation Tables — Grants of Plan-Based Awards” above for additional information.
3.	See “Executive Compensation Tables — Summary Compensation Table” above for additional information.
4.	Includes the executive officers individually listed above.

This proposal requires the affirmative vote of the majority of the votes cast by the holders of Class A and Class B common stock, voting together as a single class (with abstentions counted as “votes cast” solely for purposes of this proposal). In accordance with our Amended and Restated Certificate of Incorporation, holders of Class A common stock have one vote per share and holders of Class B common stock have ten votes per share.

The Board recommends you vote FOR this proposal.

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RELATED PARTY POLICY AND CERTAIN TRANSACTIONS

AGREEMENTS RELATED TO THE MSG DISTRIBUTION AND THE AMC DISTRIBUTION

On February 9, 2010, the Company distributed to its stockholders all of the common stock of MSG, a company which owns the sports, entertainment and media businesses previously owned and operated by the Madison Square Garden segment of the Company, to the stockholders of the Company (the “MSG Distribution”). The MSG Distribution took the form of a distribution by the Company of one share of MSG Class A common stock for every four shares of Cablevision New York Group (“CNYG”) Class A common stock and one share of MSG Class B common stock for every four shares of CNYG Class B common stock held of record at the close of business on the record date.

On June 30, 2011, the Company distributed to its stockholders all of the common stock of AMC, a company which consists principally of national programming networks, including AMC, WE tv, IFC and Sundance Channel, previously owned and operated by the Company’s Rainbow segment (the “AMC Distribution” and, together with the MSG Distribution, the “Distributions”). The AMC Distribution took the form of a distribution by Cablevision of one share of AMC Networks Class A Common Stock for every four shares of CNYG Class A Common Stock and one share of AMC Networks Class B Common Stock for every four shares of CNYG Class B Common Stock held of record at the close of business on the record date.

For purposes of governing the ongoing relationships between Cablevision and MSG after the MSG Distribution and between Cablevision and AMC after the AMC Distribution, and to provide for an orderly transition, Cablevision has adopted certain policies described below and Cablevision and MSG, and Cablevision and AMC, have entered into the agreements described below.

DISTRIBUTION AGREEMENTS

In connection with the Distributions, the Company entered into distribution agreements (“Distribution Agreements”) with MSG and AMC (referred to herein as the “Spin Companies”). Under the Distribution Agreements, Cablevision provided each Spin Company with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) Cablevision’s businesses (other than businesses of the relevant Spin Company), (ii) certain identified claims or proceedings, (iii) any breach by Cablevision of its obligations under the Distribution Agreements, (iv) any untrue statement or omission in the relevant Form 10 registration statement or information statement relating to Cablevision and its subsidiaries, and (v) in the case of MSG, indemnification obligations MSG may have to the National Basketball Association or the National Hockey League that result from acts or omissions of Cablevision. Each Spin Company provided Cablevision with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) the Spin Company’s businesses, (ii) any breach by the Spin Company of its obligations under the Distribution Agreement, and (iii) any untrue statement or omission in the relevant Form 10 registration statement or the information statement other than any such statement or omission relating to Cablevision and its subsidiaries.

In the Distribution Agreements, each Spin Company released Cablevision from any claims it might have arising out of:

•	the management of the businesses and affairs of the Spin Company on or prior to the relevant Distribution;
•	the terms of the relevant Distribution, the Spin Company’s amended and restated certificate of incorporation, by- laws and the other agreements entered into in connection with the relevant Distribution; and
•	any decisions that were made, or actions taken, relating to the Spin Company or the relevant Distribution.

The Distribution Agreements also provided for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.

TAX DISAFFILIATION AGREEMENTS

In connection with the Distributions, the Company entered into a tax disaffiliation agreement (the ” Tax Disaffiliation Agreements”) with each Spin Company that governs the parties’ respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters. References in this

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summary description of the Tax Disaffiliation Agreements to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.

Each Spin Company and its eligible subsidiaries previously joined with Cablevision in the filing of a consolidated return for U.S. federal income tax purposes as well as the filing of certain consolidated, combined, and unitary returns for state, local, and other applicable tax purposes. However, for periods (or portions thereof) beginning after the relevant Distribution, the Spin Company generally is no longer included in any Cablevision filings of federal, state, local or other applicable consolidated, combined or unitary tax returns.

Under each Tax Disaffiliation Agreement, with certain tax exceptions, Cablevision is generally responsible for all of the Spin Company’s federal, state, local and other applicable income taxes for any taxable period or portion of such period ending on or before the date of the relevant Distribution. With certain exceptions, each Spin Company will generally be responsible for all other taxes (including certain New York City income taxes) for all taxable periods ending on or before the date of the relevant Distribution, and all taxes that are attributable to the Spin Company or one of its subsidiaries after the date of the relevant Distribution.

Notwithstanding the Tax Disaffiliation Agreements, under U.S. Treasury Regulations, each member of a consolidated group is severally liable for the United States federal income tax liability of each other member of the consolidated group. Accordingly, with respect to periods in which the Spin Companies have been included in Cablevision’s consolidated group, the Spin Companies could be liable to the United States government for any United States federal income tax liability incurred, but not discharged, by any other member of such consolidated group. However, if any such liability were imposed, the Spin Companies would generally be entitled to be indemnified by Cablevision for tax liabilities allocated to Cablevision under the Tax Disaffiliation Agreements. Each Spin Company is responsible for filing all tax returns for any period ending after the date of the relevant Distribution that include the Spin Company or one of its subsidiaries other than any consolidated, combined or unitary income tax return for periods after such date (if any) that includes the Spin Company or one of its subsidiaries, on the one hand, and Cablevision or one of its subsidiaries (other than the Spin Company or any of its subsidiaries), on the other hand. Where possible, each Spin Company has waived the right to carry back any losses, credits, or similar items to periods ending prior to or on the date of the relevant Distribution, however, if the Spin Company cannot waive the right, it would be entitled to receive the resulting refund or credit, net of any taxes incurred by Cablevision with respect to the refund or credit.

Generally, each Spin Company has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which the Spin Company is responsible for filing a return under the Tax Disaffiliation Agreement, and Cablevision has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which Cablevision is responsible for filing a return under the Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party will have the authority to conduct such proceeding. The Tax Disaffiliation Agreements further provide for cooperation between Cablevision and each Spin Company with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement. Finally, the Tax Disaffiliation Agreements provide that none of Cablevision, the Spin Companies or any of their respective subsidiaries will take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the relevant Distribution from qualifying as a tax-free transaction to Cablevision and to its stockholders under Section 355 of the Code, or would otherwise cause holders of Cablevision stock receiving stock in the relevant Distribution to be taxed as a result of the relevant Distribution and certain transactions undertaken in connection with the relevant Distribution. Furthermore, the Tax Disaffiliation Agreement with AMC limits AMC’s ability to pre-pay, pay down, redeem, retire, or otherwise acquire a portion of the debt incurred by AMC in connection with the Distribution.

Moreover, each Spin Company must indemnify Cablevision and its subsidiaries, officers and directors for any taxes, resulting from action or failure to act, if such action or failure to act precludes the relevant Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above). Cablevision must indemnify each Spin Company and its subsidiaries, officers and directors for any taxes resulting from action or failure to act, if such action or failure to act precludes the relevant Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).

EMPLOYEE MATTERS AGREEMENTS

In connection with the Distributions, Cablevision and each Spin Company entered into an employee matters agreement that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters. In general, prior to the Distributions, Spin Company employees

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participated in various Cablevision retirement, health and welfare, and other employee benefit plans. After the Distributions, those employees generally participate in similar plans and arrangements established and maintained by the Spin Company; however, the Spin Companies continue to be participating companies in certain Cablevision employee benefit plans during a transition period. Effective as of the date of the relevant Distribution, each Spin Company and Cablevision held responsibility for their respective employees and compensation plans.

OTHER MSG ARRANGEMENTS

In connection with the MSG Distribution, Cablevision entered into a number of commercial and technical arrangements and agreements with MSG. These include arrangements for MSG’s use of equipment, offices and other premises, lease of transponders, provision of technical and transport services and vendor services, lease of titles in film and other libraries, access to technology, affiliation agreements with MSG programming services and for Cablevision’s sponsorship of MSG and its professional sports teams.

OTHER AMC ARRANGEMENTS

In connection with the AMC Distribution, Cablevision entered into a number of commercial and technical arrangements and agreements with AMC. These include arrangements for AMC’s use of equipment, offices and other premises, provision of technical and transport services and vendor services, and access to technology. Cablevision is a party to affiliation agreements with each of AMC, WE tv, IFC and Sundance Channel relating to the carriage of those programming networks on Cablevision’s cable systems.

Also, in connection with the AMC Distribution, the Company entered into an agreement with AMC relating to certain outstanding litigation involving AMC’s VOOM HD unit and DISH Network (the “VOOM Litigation Agreement”). On October 21, 2012, the Company and AMC settled this litigation. The terms of the settlement provided for the following, among other things:

•	DISH Network paid a cash settlement of $700 million to an account for the benefit of the Company and AMC;
•	The Company agreed to sell to DISH Network its multichannel video and data distribution service (“MVDDS”) spectrum licenses in 45 metropolitan areas in the U.S.;
•	DISH Network entered into a long-term affiliation agreement with subsidiaries of AMC Networks to carry on its satellite service AMC, IFC, the Sundance Channel and WE tv, and with a subsidiary of The Madison Square Garden Company to carry Fuse; and

•	An affiliate of DISH Network conveyed its 20% membership interest in VOOM HD to Rainbow Programming Holdings LLC, such that all of the cash settlement remains with the Company and AMC and its subsidiary, Rainbow Programming Holdings LLC (the “AMC Parties”).

The Company and the AMC Parties agreed that the allocation of the settlement proceeds would be determined pursuant to the VOOM Litigation Agreement. The Company and AMC agreed that, pending a determination of the allocation of the settlement proceeds, $350 million of the cash proceeds would be distributed to each of the Company and AMC. On April 8, 2013, the Company and AMC agreed, pursuant to the VOOM Litigation Agreement, on the final allocation of the proceeds of the settlement. The parties agreed that AMC would retain $175 million of the cash settlement payment (in addition to the long- term affiliation agreements entered into with DISH Network as part of the settlement). The Company would be allocated a total of $525 million of the cash settlement payment. The Company received $350 million of the cash proceeds from a joint escrow fund in December 2012 and $175 million from AMC on April 9, 2013.

RELATED PARTY TRANSACTION APPROVAL POLICY

The Board of Directors has adopted a Related Party Transaction Approval Policy. Under this policy, the Independent Committee of the Board consisting entirely of directors who have been determined by the board to be independent directors for purposes of the New York Stock Exchange corporate governance standards (“Independent Directors”) reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving Cablevision and its subsidiaries, including CSC Holdings on the one hand, and in which any director, officer, greater than 5% stockholder of Cablevision or any other “related person” as defined in Item

404 of Regulation S-K under the Securities Act of 1933 (“Item 404”) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the Securities and Exchange Commission as set forth in Item 404. Under the Related Party Transaction Approval Policy, the Independent Committee similarly oversees approval of transactions and arrangements between Cablevision and its subsidiaries, including CSC Holdings, on the one hand, and each of MSG and its subsidiaries, and AMC and its subsidiaries, on the other hand, to the extent involving amounts in excess of the dollar

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threshold set forth in Item 404 (the “Item 404 Threshold”). The Related Party Transaction Approval Policy provides that to simplify the administration of the approval process under the Related Party Transaction Approval Policy, the Independent Committee may, where it deems it to be appropriate, establish guidelines for certain types of these transactions. The approval requirement will not apply to the implementation and administration of intercompany arrangements under the Related Party Transaction Approval Policy, but covers any amendments, modifications, terminations or extensions involving amounts in excess of the Item 404 Threshold, as well as the handling and resolution of any disputes involving amounts in excess of the Item 404 Threshold. Cablevision’s executive officers and directors who are also senior executives or directors of MSG or AMC, as the case may be, may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the Related Party Transaction Approval Policy, as well as in any resolution of disputes under intercompany arrangements, on behalf of either or both of Cablevision and MSG or AMC, as the case may be, in each case under the direction of the Independent Committee or the comparable committee of the board of directors of MSG or AMC.

The Related Party Transaction Approval Policy cannot be amended or terminated without the prior approval of a majority of the Independent Directors and by a majority of the directors elected by the holders of Class B common stock.

POLICY CONCERNING CERTAIN MATTERS RELATING TO MSG AND AMC

James L. Dolan is the Executive Chairman of MSG and devotes a portion of his business time to that role. He has retained his position as the Company’s Chief Executive Officer and devotes most of his business time to that role. In addition, the following directors of the Company are also directors of MSG: Charles F. Dolan, James L. Dolan, Kristin A. Dolan, Thomas C. Dolan, Brian G. Sweeney and Vincent Tese.

Charles F. Dolan is the Executive Chairman of AMC and devotes a portion of his business time to that role. He has retained his position as the Company’s Chairman and devotes most of his business time to that role. In addition, the following directors of the Company are also directors of AMC: Charles F. Dolan, James L. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan, Marianne Dolan Weber, Brian G. Sweeney and Leonard Tow.

Gregg G. Seibert, the Vice Chairman of the Company, also serves as the Vice Chairman of both MSG and AMC and devotes a portion of his business time to those roles. He has retained his position as the Company’s Vice Chairman.

In light of the Distributions and the overlapping relationships created by those transactions, the Company adopted a Policy Concerning Certain Matters Relating to The Madison Square Garden Company and AMC Networks, Inc. Including Responsibilities of Overlapping Directors and Officers (the “Overlap Policy”). In the Overlap Policy, Cablevision recognizes that (a) certain directors and officers (the “Overlap Persons”) of Cablevision and its subsidiaries, including CSC Holdings (collectively, the “Corporation”), have served and may serve as directors, officers, employees and agents of MSG and AMC and their respective subsidiaries and successors (each of the foregoing is an “Other Entity”), (b) the Corporation, directly or indirectly, may engage in the same, similar or related lines of business as those engaged in by any Other Entity and other business activities that overlap with or compete with those in which such Other Entity may engage, (c) the Corporation may have an interest in the same areas of business opportunity as an Other Entity, (d) the Corporation will derive substantial benefits from the service of Overlap Persons as directors or officers of the Corporation, and (e) it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any Overlap Persons, be determined and delineated as provided in the Overlap Policy in respect of any Potential Business Opportunities (as defined below) and in respect of the agreements and transactions referred to therein. The provisions of the Overlap Policy will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation and its officers and directors who are Overlap Persons in connection with any Potential Business Opportunities and in connection with any agreements and transactions referred to therein. References in the Overlap Policy to “directors,” “officers,” “employees” and “agents” of any person will be deemed to include those persons who hold similar positions or exercise similar powers and authority with respect to any other entity that is a limited liability company, partnership, joint venture or other non-corporate entity.

If a director or officer of the Corporation who is an Overlap Person is presented or offered, or otherwise acquires knowledge of, a potential transaction or matter that may constitute or present a business opportunity for the Corporation, in which the Corporation could, but for the provisions of the Overlap Policy, have an interest or expectancy (any such transaction or matter, and any such actual or potential business opportunity, a “Potential Business Opportunity”), (i) such Overlap Person will, to the fullest extent permitted by law, have no duty or obligation to refrain from referring such Potential Business Opportunity to any Other Entity and, if such Overlap Person refers such Potential Business Opportunity to an Other Entity, such Overlap Person shall have no duty or obligation to refer such Potential Business Opportunity to the Corporation or to give any notice to the Corporation regarding such Potential Business Opportunity (or any matter related thereto), (ii) if such Overlap Person refers a Potential Business Opportunity to an Other Entity, such Overlap Person, to the fullest extent permitted by law, will not be liable to the Corporation as a director, officer, stockholder or otherwise, for any failure to refer such Potential Business Opportunity to the Corporation,

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or for referring such Potential Business Opportunity to any Other Entity, or for any failure to give any notice to the Corporation regarding such Potential Business Opportunity or any matter relating thereto, (iii) any Other Entity may participate, engage or invest in any such Potential Business Opportunity notwithstanding that such Potential Business Opportunity may have been referred to such Other Entity by an Overlap Person, and (iv) if a director or officer who is an Overlap Person refers a Potential Business Opportunity to an Other Entity, then, as between the Corporation and such Other Entity, the Corporation shall be deemed to have renounced any interest, expectancy or right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom solely as a result of such Overlap Person having been presented or offered, or otherwise acquiring knowledge of, such Potential Business Opportunity, unless in each case referred to in clause (i), (ii), (iii) and (iv), such Potential Business Opportunity satisfies all of the following conditions (any Potential Business Opportunity that satisfies all of such conditions, a “Restricted Potential Business Opportunity”): (A) such Potential Business Opportunity was expressly presented or offered to the Overlap Person solely in his or her capacity as a director or officer of the Corporation; (B) the Overlap Person believed that the Corporation possessed, or would reasonably be expected to be able to possess, the resources necessary to exploit such Potential Business Opportunity; and (C) such opportunity relates exclusively to the business of owning and operating a cable television, high speed data or voice telephone system; provided, that the Corporation is directly engaged in such business at the time the Potential Business Opportunity is presented or offered to the Overlap Person. In the Overlap Policy, the Corporation renounces, to the fullest extent permitted by law, on behalf of itself and each of its subsidiaries, any interest or expectancy in any Potential Business Opportunity that is not a Restricted Potential Business Opportunity. In the event the Corporation’s Board of Directors declines to pursue a Restricted Potential Business Opportunity, Overlap Persons are free to refer such Restricted Potential Business Opportunity to an Other Entity.

No contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between the Corporation, on the one hand, and an Other Entity, on the other hand, before such Other Entity ceased to be an indirect, wholly-owned subsidiary of Cablevision shall be void or voidable or be considered unfair to the Corporation solely because an Other Entity is a party thereto, or because any directors, officers or employees of an Other Entity were present at or participated in any meeting of the Board of Directors, or a committee thereof, of the Corporation, that authorized the contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof), or because his, her or their votes were counted for such purpose. The Corporation may from time to time enter into and perform one or more contracts, agreements, arrangements or transactions (or amendments, modifications or supplements thereto) with an Other Entity. To the fullest extent permitted by law, no such contract, agreement, arrangement or transaction (nor any such amendments, modifications or supplements), nor the performance thereof by the Corporation or an Other Entity, shall be considered contrary to any fiduciary duty owed to the Corporation (or to any stockholder of the Corporation) by any director or officer of the Corporation who is an Overlap Person. To the fullest extent permitted by law, no director or officer of the Corporation who is an Overlap Person thereof shall have or be under any fiduciary duty to the Corporation (or to any stockholder of the Corporation) to refrain from acting on behalf of the Corporation or an Other Entity, in respect of any such contract, agreement, arrangement or transaction or performing any such contract, agreement, arrangement or transaction in accordance with its terms and each such director or officer of the Corporation who is an Overlap Person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and shall be deemed not to have breached his or her duties of loyalty to the Corporation or any of its stockholders, and not to have derived an improper personal benefit therefrom.

No alteration, amendment or repeal of, or adoption of any provision inconsistent with, any provision of the Overlap Policy will have any effect upon (a) any agreement between the Corporation and any Other Entity thereof, that was entered into before the time of such alteration, amendment or repeal or adoption of any such inconsistent provision (the “Amendment Time”), or any transaction entered into in connection with the performance of any such agreement, whether such transaction is entered into before or after the Amendment Time, (b) any transaction entered into between the Corporation and any Other Entity, before the Amendment Time, (c) the allocation of any business opportunity between the Corporation and any Other Entity before the Amendment Time, or (d) any duty or obligation owed by any director or officer of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such director or officer was offered, or of which such director or officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).

CERTAIN OTHER TRANSACTIONS

Patrick F. Dolan, a director of the Company and the President of News 12 Networks of the Company, earned a base salary of $346,155 and a bonus of $486,400 in 2014 and was granted a $375,000 cash performance award and 22,700 shares of restricted stock. The bonus was paid in 2015. Patrick F. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan,

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Kathleen M. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber, the brother-in-law of Kristin A. Dolan and Brian G. Sweeney, the nephew of Edward C. Atwood and the cousin of Paul J. Dolan.

Thomas C. Dolan, a director of the Company and Executive Vice President, Strategy and Development — Office of the Chairman earned a base salary of $868,528 and a bonus of $521,100 in 2014 and was granted a $500,000 cash performance award and 30,300 shares of restricted stock. The bonus was paid in 2015. Thomas C. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber, the brother-in-law of Kristin A. Dolan and Brian G. Sweeney, the nephew of Edward C. Atwood and the cousin of Paul J. Dolan.

On April 15, 2011, Thomas C. Dolan filed a lawsuit against Cablevision and its wholly-owned subsidiary, Rainbow Media Holdings LLC, in New York Supreme Court. The lawsuit raises compensation-related claims (seeking approximately $11 million) related to events in 2005. The matter is being handled under the direction of the Independent Committee of the Board of Directors of the Company.

Rosemary E. Aigner is employed by the Company as a Coordinator — Marketing. Ms. Aigner is the mother of Kristin A. Dolan and the mother-in-law of James L. Dolan. She earned a base salary (including overtime) of $139,841 and a bonus of $3,773 in 2014.

Edward C. Atwood, is a director and was Vice President — Multimedia Services of the Company, earned a base salary of $296,074 and was granted 2,730 shares of restricted stock in 2014. Mr. Atwood retired from his position as Vice President-Multimedia Services effective February 6, 2015. In connection with his retirement the Company entered into a separation agreement with Mr. Atwood pursuant to which, in consideration of his release of the Company of all claims related to his employment and the termination of the his employment, and his agreement to non-competition, non- solicitation and certain other post-employment restrictive covenants, the Company agreed to provide severance benefits to Mr. Atwood of a cash payment of $577,024, 18 months of COBRA coverage, payment of his 2014 annual incentive bonus of $119,900, when and as paid to other employees of the Company, and immediate vesting of his 2012, 2013 and 2014 restricted stock grants (which totaled 8,810 shares). Mr. Atwood is the brother- in-law of Charles F. Dolan, the uncle of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Deborah Dolan-Sweeney, Thomas C. Dolan and Marianne Dolan Weber and the uncle by marriage of Kristin A. Dolan and Brian G. Sweeney .

In November 2006, the Company entered into a time sharing agreement with each of Messrs. Charles F. Dolan and James L. Dolan pursuant to which they may lease an aircraft from the Company for their personal use. The agreements provide for reimbursement to the Company for such usage at the maximum amount the Company legally may charge under Part 91 of the Federal Aviation Regulations (the “FAA Maximum Rate”). In 2014, Messrs. Charles F. Dolan and James L. Dolan paid the Company $119,141 and $142,015, respectively, for the use of the aircraft under these agreements. Messrs. Charles F. Dolan and James L. Dolan were imputed income for tax purposes related to certain personal flights where Standard Industry Fare Level rates published by the IRS exceeded the time share reimbursement.

In March 2011, the Company entered into a time sharing agreement with Mr. Gregg G. Seibert pursuant to which he may lease an aircraft from the Company for his personal use. In February 2012, the Company entered into a time sharing agreement with Mr. David G. Ellen, pursuant to which he may use an aircraft from the Company for his personal use. In April 2014, the Company entered into separate time sharing agreements with Ms. Kristin A. Dolan and Mr. Brian G. Sweeney pursuant to which each may lease an aircraft from the Company for their respective personal use. The agreements each provide for reimbursement to the Company for such usage at a rate no greater than the FAA Maximum Rate. In addition, each of Messrs. Seibert and Ellen are permitted to use for personal travel certain aircraft operated by entities controlled by Mr. Charles F. Dolan or other members of the Dolan family or other aircraft chartered by the Company with reimbursement for such usage at a rate no greater than the FAA Maximum Rate. The Company has time sharing agreements with an entity owned by Mr. Charles F. Dolan pursuant to which that entity may use helicopters owned by the Company and reimburses the Company for the usage at the FAA Maximum Rate. The entity paid $26,604 to the Company in 2014. The Company has an aircraft lease agreement with an entity owned by Mr. Patrick F. Dolan pursuant to which the Company may lease a helicopter owned by that entity and an aircraft lease agreements with entities owned by Messrs. Charles F. Dolan and Patrick F. Dolan pursuant to which the Company may lease aircraft owned by each such entity, in each case at a fixed hourly cost for Company usage, if any. The Company paid $155,697 in 2014 for use of these aircraft. Under aircraft support services agreements, the Company also provides aircraft support services for those aircraft for a monthly services fee and reimbursement of certain costs and expenses. The entities paid the Company $21,723 and $192,183, respectively, for support services for the aircraft in 2014. The Company leases excess hangar space to an entity owned by Mr. Charles F. Dolan for a monthly fee. That entity paid the Company $22,172 for lease of the hangar space and certain other costs and expenses in 2014.

In July 2009, an entity owned by Mr. Charles F. Dolan entered into a time sharing agreement with the Company pursuant to which the Company may lease a Gulfstream IV from the Dolan entity for its use. The agreement provides for reimbursement to the Dolan entity for such usage at a rate no greater than the FAA Maximum Rate. In February 2011, the parties replaced the

66	2015 Proxy Statement

time sharing agreement with a dry lease agreement pursuant to which the Company may lease the Gulfstream IV at the same reimbursement rate set forth in the prior agreement. The Company paid $300,110 in 2014 for usage of this aircraft. In connection with this aircraft, the Dolan entity has an aircraft support services agreement with the Company whereby the Company provides aircraft support services for such aircraft for a monthly fee and reimbursement of certain costs and expenses. The Dolan entity paid the Company $849,180, in 2014 for management of this aircraft.

In addition to the services described above, from time to time, certain other services, including employee services, of the Company are made available to members of the Dolan family and to entities owned by members of the Dolan family. It is the Company’s policy to receive reimbursement for the costs of these services.

CONFLICTS OF INTEREST

Mr. Charles F. Dolan and certain other principal officers of the Company and various affiliates of the Company are subject to certain conflicts of interest. These conflicts include, but are not limited to, the following:

Business Opportunities. Mr. Charles F. Dolan may from time to time be presented with business opportunities, which would be suitable for the Company and affiliates of the Company in which Mr. Dolan and his family have varying interests. Mr. Dolan has agreed that he will own and operate cable television systems only through the Company, except for cable television systems which the Company elects not to acquire under its right of first refusal. Mr. Dolan will offer to the Company the opportunity to acquire or invest in any cable television system or franchise therefore or interest therein that is offered or available to him or certain Dolan family interests. If a majority of the members of the Board, who are not employees of the Company or any of its affiliates (the “Independent Directors”) rejects such offer, Mr. Dolan or such family interests may acquire or invest in such cable television system or franchise therefore or interest therein individually or with others on terms no more favorable to Mr. Dolan than those offered to the Company. Mr. Dolan’s interests in companies other than the Company, may conflict with his interest in the Company.

Except for the limitations on the ownership and operation of cable television systems as described above, Mr. Dolan is not subject to any contractual limitations with respect to his other business activities and may engage in programming and other businesses related to cable television. A significant portion of Mr. Dolan’s time may be spent, from time to time, in the management of such affiliates. Mr. Dolan will devote as much of his time to the business of the Company as is reasonably required to fulfill the duties of his office. Mr. Charles F. Dolan currently devotes most all of his business time to the Company’s affairs.

In the event that Mr. Charles F. Dolan or certain Dolan family interests decides to offer (other than to certain Dolan family interests or an entity affiliated with Mr. Dolan) for sale for his, her or its account any of his, her or its ownership interests in any cable television system or franchise therefore, he, she or it will (subject to the rights of third parties existing at such time) offer such interest to the Company. Mr. Dolan or such Dolan family interests may elect to require that, if the Company accepts such offer, up to one-half of the consideration for such interests would consist of shares of Class B common stock, which shares will be valued at the prevailing market price of the Class A common stock and the remainder would consist, at the election of Mr. Dolan, of shares of Class A common stock and/or cash. If a majority of the Independent Directors rejects such offer, Mr. Dolan or such Dolan family interests may sell such interests to third parties on terms no more favorable to such third parties than those offered to the Company. Neither Mr. Charles F. Dolan nor any family interests currently owns interests in any cable television system or franchise therefore, other than through the Company. The provisions described in this paragraph are not applicable to the sale of any ownership interests in the Company. See “— Policy Concerning Certain Matters Relating to MSG and AMC.”

2015 Proxy Statement	67

STOCK OWNERSHIP TABLE

This table shows the number and percentage of shares of the Company’s Class A common stock and the Company’s Class B common stock owned of record and beneficially as of March 27, 2015 by each director and each executive officer of the Company named in the summary compensation table. The table also shows the name, address and the number and percentage of shares owned by persons beneficially owning more than five (5%) percent of any class based upon filings made by those persons with the Securities and Exchange Commission on or prior to March 27, 2015.

Name and Address	Title of Stock Class(1)	Beneficial Ownership(1)(2)	Percent of Class	Combined Voting Power of all Classes of Stock Beneficially Owned(1)(2)
Dolan Family Group(3)	Class A common stock	10,101,376	4.6%	72.3%
340 Crossways Park Drive
Woodbury, NY 11797	Class B common stock	54,137,673	100%
Charles F. Dolan(3)(4)(5)(13)(28)	Class A common stock	4,247,469	1.9%	42.4%
340 Crossways Park Drive
Woodbury, NY 11797	Class B common stock	31,944,763	59.0%
Helen A. Dolan(3)(4)(5)(13)(28)	Class A common stock	4,247,469	1.9%	42.4%
340 Crossways Park Drive
Woodbury, NY 11797	Class B common stock	31,944,763	59.0%
ClearBridge Investments, LLC(6)	Class A common stock	32,655,718	14.7%	4.3%
620 8th Avenue
New York, NY 10018	Class B common stock	—	—
GAMCO Investors, Inc.(7)	Class A common stock	21,444,755	9.7%	2.8%
One Corporate Center
Rye, NY 10580	Class B common stock	—	—
T. Rowe Price Associates, Inc.(8)	Class A common stock	22,145,835	10.0%	2.9%
100 East Pratt Street
Baltimore, MD 21202	Class B common stock	—	—
Paulson & Co. Inc.(9)	Class A common stock	13,706,441	6.2%	1.8%
1251 Avenue of the Americas
New York, NY 10020	Class B common stock	—	—
The Vanguard Group (10)	Class A common stock	22,214,188	10.0%	2.9%
100 Vanguard Blvd.
Malvern, PA 19355	Class B common stock	—	—
BlackRock, Inc.(11)	Class A common stock	13,380,239	6.0%	1.8%
40 East 52nd Street
New York, NY 10022	Class B common stock	—	—
Shapiro Capital Management LLC	Class A common stock	11,738,825	5.3%	1.5%
Samuel R. Shapiro(12)
3060 Peachtree Road, Suite 1555	Class B common stock	—	—
Atlanta, GA 30305
Rand V. Araskog(14)(15)	Class A common stock	108,000	*	*
	Class B common stock	—	—

68	2015 Proxy Statement

Name and Address	Title of Stock Class(1)	Beneficial Ownership(1)(2)	Percent of Class	Combined Voting Power of all Classes of Stock Beneficially Owned(1)(2)
Edward C. Atwood(13)(21)	Class A common stock	456,963	*	*
	Class B common stock	—	—
Frank J. Biondi(14)(15)	Class A common stock	4,230	*	*
	Class B common stock	—	—
James L. Dolan (3)(13)(16)(18)	Class A common stock	3,608,795	1.6%	5.6%
(25)(34)
P.O. Box 420	Class B common stock	3,904,703	7.2%
Oyster Bay, NY 11771
Kathleen M. Dolan (3)(14)	Class A common stock	1,102,999	*	29.0%
(15)(17)(25)(29)
(30)(31) (32)(33)(34)	Class B common stock	21,996,041	40.6%
P.O. Box 420
Oyster Bay, NY 11771
Kristin A. Dolan (3)(13)	Class A common stock	3,608,795	1.6%	5.6%
(16)(18)(25)(34)
P.O. Box 420	Class B common stock	3,904,703	7.2%
Oyster Bay, NY 11771
Patrick F. Dolan (3)(13)(19)(26)(32)	Class A common stock	514,938	*	4.7%
340 Crossways Park Drive
Woodbury, NY 11797	Class B common stock	3,544,063	6.5%
Thomas C. Dolan (3)(13)	Class A common stock	653,715	*	4.9%
(20)(27)(33)
340 Crossways Park Drive	Class B common stock	3,707,834	6.8%
Woodbury, NY 11797
Joseph J. Lhota(14)(15)	Class A common stock	—	*	*
	Class B common stock	—	—
Thomas V. Reifenheiser(14)(15)	Class A common stock	43,755	*	*
	Class B common stock	—	—
John R. Ryan(14)(15)	Class A common stock	12,630	*	*
	Class B common stock	—	—
Gregg G. Seibert(13)(35)	Class A common stock	1,669,167	*	*
	Class B common stock	—	—
Steven J. Simmons(14)(15)	Class A common stock	2,302	*	*
	Class B common stock	—	—
Brian G. Sweeney (3)(13)(14)(15)	Class A common stock	653,821	*	4.9%
(22)(23)(26)(30)
340 Crossways Park Drive	Class B common stock	3,675,924	6.8%
Woodbury, NY 11797

2015 Proxy Statement	69

Name and Address	Title of Stock Class(1)	Beneficial Ownership(1)(2)	Percent of Class	Combined Voting Power of all Classes of Stock Beneficially Owned(1)(2)
Deborah A. Dolan-	Class A common stock	653,821	*	4.9%
Sweeney (3)(13)
(14)(15)(22)(23)(26)(30)	Class B common stock	3,675,924	6.8%
340 Crossways Park Drive
Woodbury, NY 11797
Vincent Tese(14)(15)	Class A common stock	259	*	*
	Class B common stock	—	—
Leonard Tow(14)(15)	Class A common stock	5,854	*	*
	Class B common stock	—	—
Marianne Dolan Weber	Class A common stock	213,101	*	4.7%
(3)(14)(15)(24)(27)(31)
P.O. Box 420	Class B common stock	3,563,208	6.6%
Oyster Bay, NY 11771
All executive officers and directors	Class A common stock	14,507,864	6.5%	72.9%
as a group 21 Persons(4)(5)(13)
(14)(15)(16) (17)(18)(19)(20)(21)	Class B common stock	54,137,673	100%
(22)(23)(24) (29)(30)(31)(32)(33)
(34)(35)
Paul J. Dolan(3)(25)(29)(34)	Class A common stock	760,838	*	9.8%
Progressive Field
2401 Ontario St.	Class B common stock	7,383,758	13.6%
Cleveland, OH 44115
Mary S. Dolan(3)(26)(30)(32)	Class A common stock	443,199	*	27.2%
300 So. Riverside Plaza, Suite 1480
Chicago, IL 60606	Class B common stock	20,671,064	38.2%
Matthew J. Dolan(3)(27)(31)(33)	Class A common stock	366,203	*	9.6%
231 Main Street Court House Annex
Chardon, OH 44024	Class B common stock	7,271,042	13.4%
David M. Dolan(3)(28)	Class A common stock	948,962	*	17.8%
7 Glenmaro Lane
St. Louis, MO 63131	Class B common stock	13,451,077	24.8%
Charles F. Dolan Children Trust	Class A common stock	191,456	*	4.8%
FBO Kathleen M. Dolan (3)(29)
P.O. Box 420	Class B common stock	3,675,924	6.8%
Oyster Bay, NY 11771
Charles F. Dolan Children Trust	Class A common stock	191,456	*	4.8%
FBO Deborah A. Dolan-Sweeney
(3)(30)	Class B common stock	3,675,924	6.8%
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan Children Trust	Class A common stock	191,456	*	4.7%
FBO Marianne Dolan Weber (3) (31)
P.O. Box 420	Class B common stock	3,563,208	6.6%
Oyster Bay, NY 11771

70	2015 Proxy Statement

Name and Address	Title of Stock Class(1)	Beneficial Ownership(1)(2)	Percent of Class	Combined Voting Power of all Classes of Stock Beneficially Owned(1)(2)
Charles F. Dolan Children Trust	Class A common stock	191,456	*	4.7%
FBO Patrick F. Dolan (3)(32)
340 Crossways Park Drive	Class B common stock	3,544,063	6.5%
Woodbury, NY 11797
Charles F. Dolan Children Trust	Class A common stock	159,547	*	4.9%
FBO Thomas C. Dolan (3)(33)
340 Crossways Park Drive	Class B common stock	3,707,834	6.8%
Woodbury, NY 11797
Charles F. Dolan Children Trust	Class A common stock	159,547	*	4.9%
FBO James L. Dolan (3)(34)
P.O. Box 420	Class B common stock	3,707,834	6.8%
Oyster Bay, NY 11771
*	Less than 1%
1.	Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or to direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A common stock is exclusive of the shares of Class A common stock that are issuable upon conversion of shares of Class B common stock.
2.	Shares of Class B common stock are convertible into shares of Class A common stock at the option of the holder on a share for share basis. The holder of one share of Class A common stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B common stock has 10 votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A common stock have the right to elect 25% of the Board of Directors rounded up to the nearest whole director and the holders of Class B common stock have the right to elect the remaining members of the Board of Directors.
3.	Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934. The members of this group (the “Group Members”) are: Charles F. Dolan, individually and as Trustee of the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”); Helen A. Dolan, individually and as Trustee of the Helen A. Dolan 2009 Revocable Trust (the “HAD 2009 Trust”); James L. Dolan; Thomas C. Dolan; Patrick F. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Patrick F. Dolan, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts” and individually, a “Dolan Children Trust”), and as sole Trustee of the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust; Marianne Dolan Weber; Deborah A. Dolan-Sweeney; David M. Dolan, as a Trustee of the Charles F. Dolan 2009 Family Trust FBO

Patrick F. Dolan, the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah Dolan-Sweeney (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”) and as a Trustee of the CFD 2010 Grandchildren Trust FBO Descendants of James L. Dolan, CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan, CFD 2010 Grandchildren Trust FBO Descendants of Deborah A. Dolan- Sweeney, CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber and CFD 2010 Grandchildren Trust FBO Descendants of Patrick F. Dolan (collectively, the “CFD 2010 Grandchildren Trusts” and individually, a “2010 Grandchildren Trust”); Paul J. Dolan, as a Trustee of the Dolan Children Trusts FBO Kathleen M. Dolan and James L. Dolan; Matthew J. Dolan, as a Trustee of the Dolan Children Trusts FBO Marianne Dolan Weber and Thomas C. Dolan; Mary S. Dolan, as a Trustee of the Dolan Children Trusts FBO Deborah Dolan-Sweeney and Patrick F. Dolan, each of the 2009 Family Trusts and each of the CFD 2010 Grandchildren Trusts; Dolan Children Trust FBO Kathleen M. Dolan; Dolan Children Trust FBO Marianne Dolan Weber; Dolan Children Trust FBO Deborah Dolan-Sweeney; Dolan Children Trust FBO James L. Dolan; Dolan Children Trust FBO Thomas C. Dolan; Dolan Children Trust FBO Patrick F. Dolan; 2009 Family Trust FBO James L. Dolan; 2009 Family Trust FBO Thomas C. Dolan; 2009 Family Trust FBO Patrick F. Dolan; 2009 Family Trust FBO Kathleen M. Dolan; 2009 Family Trust FBO Marianne Dolan Weber; 2009 Family Trust FBO Deborah A. Dolan-Sweeney; Ryan Dolan 1989 Trust; Tara Dolan 1989 Trust; CFD 2010 Grandchildren Trust FBO Descendants of Deborah A. Dolan-Sweeney; CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan; CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber; CFD 2010 Grandchildren Trust FBO Descendants of Patrick F. Dolan; CFD 2010 Grandchildren Trust FBO Aidan Dolan; and CFD 2010 Grandchildren Trust FBO Quentin Dolan. The Group Members may be deemed to beneficially own an aggregate of 64,239,030 shares of Class A common stock as a result of their beneficial ownership of (i) 10,101,357 shares of Class A common stock (including 1,224,908 shares of restricted stock and 4,619,800 shares of Class A common stock issuable upon the exercise of

2015 Proxy Statement	71

options granted pursuant to the Company’s Employee Stock Plan, which on March 27, 2015, were unexercised but were exercisable within a period of 60 days), and (ii) 54,137,673 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof. Individuals who are Group Members solely in their capacity as trustees of trusts that are Group Members may be deemed to beneficially own an additional 1,434,284 shares of Class A common stock. See footnotes (4), (5), (13) through (20), (22) through (34).

4.	Charles F. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 3,333,119 shares of Class A common stock (including 236,632 shares of Class A common stock, 668,000 unvested shares of restricted stock, 2,011,600 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days owned personally and 416,887 shares of Class A common stock owned by the CFD 2009 Trust); 10,693,686 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2009 Trust, and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 914,350 shares of Class A common stock owned by the Dolan Family Foundation; 7,800,000 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the HAD 2009 Trust; 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the 2009 Family Trusts and 3,843,740 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts. Includes 9,607,337 shares of Class B common stock owned by the 2009 Family Trusts and 3,843,740 shares of Class B common stock owned by the CFD 2010 Grandchildren Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with the trust, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of 914,350 shares of Class A common stock owned by the Dolan Family Foundation; 7,800,000 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the HAD 2009 Trust; 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the 2009 Family Trusts and 3,843,740 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts. See footnotes (5), (13), (28).
5.	Helen A. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 7,800,000 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the HAD 2009 Trust, and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 914,350 shares of Class A common stock owned by the Dolan Family Foundation; an aggregate of

3,333,119 shares of Class A common stock (including 236,632 shares of Class A common stock, 668,000 unvested shares of restricted stock, 2,011,600 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days owned personally by her spouse, Charles F. Dolan and 416,887 shares of Class A common stock owned by the CFD 2009 Trust); 10,693,686 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2009 Trust; 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the 2009 Family Trusts and 3,843,740 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts. Includes 9,607,337 shares of Class B common stock owned by the 2009 Family Trusts and 3,843,740 shares of Class B common stock owned by the CFD 2010 Grandchildren Trusts which Helen A. Dolan’s spouse, Charles F. Dolan, may be deemed to have the right to acquire because he has the right to substitute assets with the trust, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of 914,350 shares of Class A common stock owned of the Dolan Family Foundation; an aggregate of 3,333,119 shares of Class A common stock (including 236,632 shares of Class A common stock, 668,000 unvested shares of restricted stock, 2,011,600 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days owned personally by her spouse and 416,887 shares of Class A common stock owned by the CFD 2009 Trust); 10,693,686 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2009 Trust; 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the 2009 Family Trusts and 3,843,740 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts. See footnotes (4), (13), (28).

6.	The Company has been informed that ClearBridge Investments, LLC, an investment advisor, beneficially owned and had sole dispositive power over 32,655,718 shares of Class A common stock and sole voting power over 31,896,630 shares of Class A common stock as of December 31, 2014.
7.	The Company has been informed that certain operating subsidiaries of GAMCO Investors, Inc. beneficially owned, or exercised investment discretion over various institutional accounts which held an aggregate of 21,444,755 shares of Class A common stock as of November 12, 2013.
8.	The Company has been informed that T. Rowe Price Associates, Inc. (“Price Associates”) beneficially owned and had sole dispositive power over 22,145,835 shares of Class A common stock and sole voting power over 5,304,385 shares of Class A common stock as of December 31, 2014. These securities are owned by various individual and institutional investors, which Price Associates serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934,

72	2015 Proxy Statement

Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

9.	The Company has been informed that Paulson & Co. Inc. (“Paulson”), an investment advisor, beneficially owned and had sole voting power and sole dispositive power over 13,706,441 shares of Class A common stock as of December 31, 2014. Paulson’s affiliates furnish investment advice to and manage onshore and offshore investment funds and separate managed accounts (such investment funds and accounts, the “Funds”). In its role as investment advisor, or manager, Paulson possesses voting and/ or investment power over the securities that are owned by the Funds. All securities of the Company are owned by the Funds. Paulson disclaims beneficial ownership of such securities.
10.	The Company has been informed that The Vanguard Group, an investment advisor, beneficially owned 22,214,188 shares of Class A common stock and had sole voting power over 367,777 shares of Class A common stock, shared dispositive power over 348,077 shares of Class A common stock and sole dispositive power over 21,866,111 shares of Class A common stock as of January 31, 2015.
11.	The Company has been informed that BlackRock, Inc. beneficially owned and had sole dispositive power over 13,380,239 shares of Class A common stock and had sole voting power over 11,609,416 shares of Class A common stock as of December 31, 2013.
12.	The Company has been informed that Shapiro Capital Management LLC (“Shapiro”), an investment advisor, beneficially owned 11,728,825 shares of Class A common stock and had sole voting power over 10,838,604 shares of Class A common stock, shared voting power over 900,221 shares of Class A common stock and sole dispositive power over 11,728,825 shares of Class A common stock. Samuel R. Shapiro, chairman and director and majority shareholder of Shapiro beneficially owned, had sole voting power and sole dispositive power over 10,000 shares of Class A common stock, but is deemed to be the beneficial owner of 11,738,825 shares of Class A common stock as of December 31, 2014.
13.	Includes shares of Class A common stock issuable upon the exercise of options granted pursuant to the Company’s 2006 Employee Stock Plan and predecessor plans, which on March 27, 2015, were unexercised but were exercisable within a period of 60 days. These amounts include the following number of shares of Class A common stock for the following individuals: Mr. Atwood, 2,000; Mr. Charles F. Dolan, 2,011,600; Mr. James L. Dolan, 2,131,800; Ms. Kristin A. Dolan, 67,800; Mr. Patrick F. Dolan, 101,800; Mr. Thomas C. Dolan, 199,500; Mr. Seibert, 1,143,900 and Sweeney, 103,300; all executive officers and directors as a group 6,165,700.
14.	Includes shares of Class A common stock issuable upon the exercise of options granted pursuant to the Company’s 2006 Stock Plan for Non-Employee Directors and predecessor plans, which on March 27, 2015, were unexercised but were exercisable within a period of 60 days. These amounts include the following number of shares of Class A common stock for the following individuals: Mr. Araskog, 0; Mr. Biondi, 4,000; Ms. Kathleen M. Dolan, 0; Ms. Deborah Dolan-Sweeney, 0; Mr. Lhota, 0; Mr. Reifenheiser, 4,000; Mr. Ryan, 4,000; Mr. Tese, 0; Dr. Tow, 4,000; Mr. Simmons, 0; and Ms. Marianne Dolan Weber, 4,000.
15.	Does not include restricted stock units granted under the Company’s 2006 Stock Plan for Non-Employee Directors and predecessor plans. These amounts include the following number of restricted stock units for the following individuals: Mr. Araskog, 48,007; Mr. Biondi, 48,007; Ms. Kathleen M. Dolan, 41,369; Ms. Deborah Dolan-Sweeney, 37,137; Mr. Lhota, 6,403; Mr. Reifenheiser, 51,756; Mr. Ryan, 51,756; Mr. Simmons, 2,391; Mr. Tese, 51,756; Dr. Tow, 48,007; and Ms. Marianne Dolan Weber, 48,007.
16.	James L. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 3,112,411 shares of Class A common stock (including 980,611 shares of Class A common stock and 2,131,800 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days) owned personally; 60,627 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned personally and an aggregate of 7,700 shares of Class A common stock held as custodian for one or more of his children; and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 310,337 shares of Class A common stock (including 40,763 shares of Class A common stock; 199,900 unvested shares of restricted stock, 67,800 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days and 1,855 shares of Class A common stock held in the Cablevision 401(k) Savings Plan’s Cablevision Stock Fund) owned personally by his spouse, Kristin A. Dolan; 5,000 shares of Class A common stock owned jointly with his spouse; 13,800 shares of Class A common stock owned by members of his household; 159,547 shares of Class A common stock and 3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for his benefit and an aggregate of 136,242 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which his spouse serves as trustee. He disclaims beneficial ownership of an aggregate of 7,700 shares of Class A common stock held as custodian for one or more minor children; 13,800 shares of Class A common stock owned by members of his household; 310,337 shares of Class A common stock (including 40,763 shares of Class A common stock, 199,900 unvested shares of restricted stock, 67,800 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days and 1,874 shares of Class A common stock held in the Cablevision 401(k) Savings Plan’s Cablevision Stock Fund) owned personally by his spouse; 159,547 shares of Class A common stock and 3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion-thereof owned by the Dolan Children Trust for his benefit and an aggregate of 136,242 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which his spouse serves as trustee.

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17.	Kathleen M. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 8,881 shares of Class A common stock owned personally; an aggregate of 9,200 shares of Class A common stock held as custodian for one or more minor children and an aggregate of 121,254 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust for which she serves as trustee; and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of an aggregate of 1,084,918 shares of Class A common stock owned by the Dolan Children Trusts (of which 191,456 shares are held for her benefit) and an aggregate of 21,874,787 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts (of which 3,675,924 shares are held for her benefit) and for which she serves as co-trustee. She disclaims beneficial ownership of an aggregate of 9,200 shares of Class A common stock held as custodian for one or more minor children; an aggregate of 121,254 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust for which she serves as trustee; an aggregate of 1,084,918 shares of Class A common stock owned by the Dolan Children Trusts (of which 191,456 shares are held for her benefit) and an aggregate of 21,874,787 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts (of which 3,675,924 shares are held for her benefit) and for which she serves as co-trustee.
18.	Kristin A. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 310,337 shares of Class A common stock (including 40,763 shares of Class A common stock; 199,900 unvested shares of restricted stock, 67,800 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days and 1,874 shares of Class A common stock held in the Cablevision 401(k) Savings Plan’s Cablevision Stock Fund) owned personally and an aggregate of 136,242 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which she serves as trustee; and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of an aggregate of 3,112,411 shares of Class A common stock (including 980,611 shares of Class A common stock and 2,131,800 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse, James L. Dolan; 60,627 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned personally by her spouse; 5,000 shares of Class A common stock owned jointly with her spouse; an aggregate of 7,700 shares of Class A common stock held by her spouse as custodian for one or more minor children; 13,800 shares of Class A common stock owned by members of her household; 159,547 shares of Class A common stock and 3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of her spouse. She disclaims beneficial ownership of an aggregate of 7,700 shares of Class A common stock held by her spouse as custodian for one or more minor children; 13,800 shares of Class A common stock owned by members of her household; 3,112,411 shares of Class A common stock (including 980,611 shares of Class A common and 2,131,800 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse; 60,627 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned personally by her spouse; 159,547 shares of Class A common stock and 3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of her spouse and an aggregate of 136,242 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which she serves as trustee.

19.	Patrick F. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 301,079 shares of Class A common stock (including 131,979 shares of Class A common stock, 67,300 unvested shares of restricted stock and 101,800 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days) owned personally; and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 17,025 shares of Class A common stock owned jointly with his spouse; 2,628 shares of Class A common stock owned personally by his spouse; 2,750 shares owned by the Daniel P. Mucci Trust (the “Mucci Trust”) for which he serves as co-trustee and 191,456 shares of Class A common stock owned by the Dolan Children Trust for his benefit and 3,544,063 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 2,628 shares of Class A common stock owned personally by his spouse; 2,750 shares of Class A common stock held by the Mucci Trust and 191,456 shares of Class A common stock and 3,544,063 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for his benefit.
20.	Thomas C. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 494,168 shares of Class A common stock (including 204,868 shares of Class A common stock, 89,800 unvested shares of restricted stock and 199,500 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days) owned personally; and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 159,547 shares of Class A common stock and 3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 159,547 shares of Class A common stock and

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3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for his benefit.

21.	Edward C. Atwood may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 11,582 shares of Class A common stock (including 9,582 shares of Class A common stock and 2,000 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days) owned personally; and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of an aggregate of 445,381 shares of Class A common stock (including 79,611 shares of Class A common stock owned jointly with his spouse and 365,770 shares of Class A common stock owned by the CFD Trust No. 10 for the benefit of his spouse). He disclaims beneficial ownership of 365,770 shares of Class A common stock owned by the CFD Trust No. 10 for the benefit of his spouse.
22.	Brian G. Sweeney may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 421,434 shares of Class A common stock (including 118,234 shares of Class A common stock, 199,900 unvested shares of restricted stock and 103,300 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days) owned personally; and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 8,881 shares of Class A common stock owned personally by his spouse, Deborah A. Dolan-Sweeney; an aggregate of 32,050 shares Class A common stock held in trusts for his children for which he serves as co-trustee and 191,456 shares of Class A common stock and 3,675,924 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse. He disclaims beneficial ownership of the 8,881 shares of Class A common stock owned personally by his spouse; an aggregate of 32,050 shares of Class A common stock held in trusts for his children for which he serves as co-trustee and 191,456 shares of Class A common stock and 3,675,924 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse.
23.	Deborah A. Dolan-Sweeney may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 8,881 shares of Class A common stock owned personally; and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 421,434 shares of Class A common stock (including 118,234 shares of Class A common stock, 199,900 unvested shares of restricted stock and 103,300 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse, Brian G. Sweeney; an aggregate of 32,050 shares of Class A common stock held in trusts for her children for which her spouse serves as co-trustee and 191,456 shares of Class A common stock and 3,675,924 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 421,434 shares of Class A common stock (including 118,234 shares of Class A common stock, 199,900 unvested shares of restricted stock and 103,300 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse; an aggregate of 32,050 shares of Class A common stock held in trusts for her children for which her spouse serves as co-trustee and 191,456 shares of Class A common stock and 3,675,924 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for her benefit.

24.	Marianne Dolan Weber may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 14,845 shares of Class A common stock (including 10,845 shares of Class A common stock and 4,000 shares of Class A common stock issuable upon exercise of options which on March 27, 2015 were unexercised but were exercisable within a period of 60 days) owned personally; and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 2,200 shares of Class A common stock owned personally by her spouse; 4,600 shares of Class A common stock owned by members of her household and 191,456 shares of Class A common stock and 3,563,208 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 2,200 shares of Class A common stock owned personally by her spouse; 4,600 shares of Class A common stock owned by members of her household and 191,456 shares of Class A common stock and 3,563,208 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for her benefit.
25.	Paul J. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 386,206 shares of Class A common stock (including 20,436 shares of Class A common stock held as custodian for one or more minor children and 365,770 shares of Class A common stock owned by the CFD Trust No. 10); and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 23,629 shares of Class A common stock owned jointly with his spouse and an aggregate of 351,003 shares of Class A common stock and 7,383,758 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan. He disclaims beneficial ownership of an aggregate of 20,436 shares of Class A common stock held as custodian for one or more minor children; 365,770 shares of Class A common stock owned by the CFD Trust No. 10 and an aggregate of 351,003 shares of Class A common stock and 7,383,758 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan.
26.	Mary S. Dolan may be deemed to have (i) the sole power to vote or to direct the vote and to dispose of or to direct the disposition of 27,250 shares of Class A common stock held as custodian for one or more minor children; and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 33,037 shares of Class A common stock owned jointly with her spouse; an aggregate of 382,912 shares of Class A common stock and 7,219,987 shares of Class B common stock and the

2015 Proxy Statement	75

equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan, an aggregate of 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion owned of record by the 2009 Family Trusts and an aggregate of 3,843,740 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts. She disclaims beneficial ownership of 27,250 shares of Class A common stock held as custodian for one or more minor children; an aggregate of 382,912 shares of Class A common stock and 7,219,987 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan and an aggregate of 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion owned of record by the 2009 Family Trusts and an aggregate of 3,843,740 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts.

27.	Matthew J. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 6,300 shares of Class A common stock owned personally and 5,550 shares of Class A common stock held as custodian for his child; and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of an aggregate of 2,000 shares of Class A common stock owned of record with his spouse; 1,350 shares of Class A common stock held by his spouse as custodian for a minor child; 351,003 shares of Class A common stock and 7,271,042 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan. He disclaims beneficial ownership of 5,550 shares of Class A common stock held as custodian for his child; 1,350 shares of Class A common stock held by his spouse as custodian for a minor child and an aggregate of 351,003 shares of Class A common stock and 7,271,042 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan.
28.	David M. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 915,712 shares of Class A common stock (including 7,186 shares of Class A common stock owned by the David M. Dolan Revocable Trust and 908,526 shares of Class A common stock owned by the Charles F. Dolan Charitable Remainder Trust); and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 33,250 shares of Class A common stock (including 9,200 shares of Class A common stock owned jointly with his spouse; 21,000 shares of Class A common stock owned by the Ann H. Dolan Revocable Trust; 3,050 shares of Class A common stock held by his spouse as custodian for a minor child) and 13,451,077 shares of Class B common stock (including an aggregate of 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the 2009 Family Trusts and an aggregate of 3,843,740 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts). He disclaims beneficial ownership of 908,526 shares of Class A common stock owned by the Charles F. Dolan Charitable Remainder Trust; 21,000 shares of Class A common stock owned by the Ann H. Dolan Revocable Trust; 3,050 shares of Class A common stock held by his spouse as custodian for a minor child; an aggregate of 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the 2009 Family Trusts and an aggregate of 3,843,740 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts.

29.	Kathleen M. Dolan and Paul J. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 191,456 shares of Class A common stock and 3,675,924 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Kathleen M. Dolan.
30.	Kathleen M. Dolan and Mary S. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 191,456 shares of Class A common stock and 3,675,924 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney.
31.	Kathleen M. Dolan and Matthew J. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 191,456 shares of Class A common stock and 3,563,208 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Marianne Dolan-Weber.
32.	Kathleen M. Dolan and Mary S. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 191,456 shares of Class A common stock and 3,544,063 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Patrick F. Dolan.
33.	Kathleen M. Dolan and Matthew J. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 159,547 shares of Class A common stock and 3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Thomas C. Dolan.
34.	Kathleen M. Dolan and Paul J. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 159,547 shares of Class A common stock and 3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO James L. Dolan.
35.	Mr. Seibert’s service as an executive officer ended on March 1, 2015. Beneficial ownership information is based on information as of March 6, 2015.

Charles F. Dolan, members of his family and related family entities, by virtue of their ownership of Class B common stock, are able collectively to control stockholder decisions on matters

76	2015 Proxy Statement

in which holders of Class A common stock and Class B common stock vote together as a class, and to elect up to 75% of the Company’s Board. In addition, Charles F. Dolan, members of the Dolan family and related family entities entered into an amended Class B Stockholders Agreement which has the effect of causing the voting power of these Class B stockholders to be cast as a block on all matters to be voted on by holders of Class B common stock.

Registration Rights. On January 13, 2010, the Company entered into a registration rights agreement (the “Dolan Registration Rights Agreement”), with Charles F. Dolan, the Chairman of the Company, and all other holders of Class B common stock (other than the Charles F. Dolan Children Trusts referred to below), the Dolan Children’s Foundation and the Dolan Family Foundation. Under this agreement, Cablevision will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B common stock owned by these parties) with certain demand and piggyback registration rights with respect to their shares of Class A common stock (including those issued upon conversion of shares of Class B common stock). The Dolan Parties own approximately 32.3 million shares of Class B common stock (the “Dolan Shares”), which represent approximately 59.6% of the outstanding Class B common stock as well as approximately 10.5 million shares of Class A common stock, which represent approximately 4.7% of the outstanding Class A common stock. Such shares of Class B common stock and Class A common stock, collectively, represent approximately 15.5% of the Company’s outstanding common stock and 43.7% of the aggregate voting power of the Company’s outstanding common stock.

Also on January 13, 2010, the Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B common stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A common stock (including those issued upon conversion of shares of Class B common stock). The Children Trusts own approximately 21.9 million shares of Class B common stock (the “Children Trust Shares”), which represent approximately 40.4% of the outstanding Class B common stock, as well as approximately 1.1 million shares of Class A common stock, which represent approximately 0.5% of the outstanding Class A common stock. Such shares of Class B common stock and Class A common stock, collectively, represent approximately 8.3% of the Company’s common stock and 28.8% of the aggregate voting power of the Company’s outstanding common stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B common stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B common stock are transferred, such stock will be converted to Class A common stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to the Dolan Shares.

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OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to regulations promulgated by the Securities and Exchange Commission, the Company is required to identify, based solely on a review of reports filed under Section 16(a) of the Securities Exchange Act of 1934, each person who, at any time during its fiscal year ended December 31, 2014, was a director, officer or beneficial owner of more than 10% of the Company’s Class A common stock that failed to file on a timely basis any such reports. Based on such review, the Company is aware of no such failure.

MATTERS TO BE RAISED AT THE 2015 ANNUAL MEETING NOT INCLUDED IN THIS PROXY STATEMENT

We do not know of any matters to be acted upon at the meeting other than those discussed in this proxy statement. If any other matter is properly presented, proxy holders will vote on the matter in their discretion.

ADVANCE NOTICE OF PROXY HOLDERS AND QUALIFIED REPRESENTATIVES

Stockholders must provide advance written notice to the Company if they intend to have any legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. on May 8, 2015 in order to allow enough time for the issuance of an admission ticket to such person. Notices should be directed to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714.

STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Stockholders who, in accordance with Rule 14a-8 of the Securities and Exchange Commission, wish to present proposals at our 2016 annual meeting and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2016 annual meeting must submit their proposals to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714 on or before December 12, 2015. Any such proposal must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2016 proxy statement.

In accordance with our by-laws, in order to be properly brought before the 2016 annual meeting, regardless of inclusion in our proxy statement, notice of a matter a stockholder wishes to present, including any director nominations, must be delivered to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first so announced or disclosed. The stockholder must also provide all of the information required by our by-laws.

HOUSEHOLDING

The SEC allows companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Householding is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. Householding will continue until you are notified otherwise or you submit contrary instructions.

The Company will promptly deliver an additional copy of any such document to any stockholder who writes the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of our notice, proxy statement and annual report, you may contact us to request delivery of a single copy of these materials. Any such written request should be directed to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714 or call 1-800-579-1639.

78	2015 Proxy Statement

ANNUAL REPORT ON FORM 10-K

We will furnish (upon payment of a reasonable charge for any exhibit requested) a copy of our annual report on form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission, to any stockholder who requests one in writing. Any such request should be directed to Cablevision Systems Corporation, Investor Relations, 1111 Stewart Avenue, Bethpage, New York 11714.

Jamal H. Haughton

Senior Vice President,

Associate General Counsel and Assistant Secretary

Bethpage, New York

April 10, 2015

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Exhibit A

CABLEVISION SYSTEMS CORPORATION 2015 EMPLOYEE STOCK PLAN
1.	Purpose. The purpose of the Cablevision Systems Corporation 2015 Employee Stock Plan is to compensate employees of the Company and its Affiliates who are and have been largely responsible for the management and growth of the business of the Company and its Affiliates and to advance the interest of the Company by encouraging and enabling the acquisition of a personal proprietary interest in the Company by employees upon whose judgment and keen interest the Company and its Affiliates are largely dependent for the successful conduct of their operations. It is anticipated that such compensation and the acquisition of such proprietary interest in the Company will stimulate the efforts of such employees on behalf of the Company and its Affiliates, and strengthen their desire to remain with the Company and its Affiliates. It is also expected that such compensation and the opportunity to acquire such a proprietary interest will enable the Company and its Affiliates to attract and retain desirable personnel.
2.	Definitions. When used in this Plan, unless the context otherwise requires:
(a)	“Affiliate” shall mean (i) any Entity controlling, controlled by, or under common control with the Company or any other Affiliate and (ii) any Entity in which the Company owns at least five percent of the outstanding equity interest of such Entity.
(b)	“Award” shall mean an Option, Right, Restricted Share or Restricted Stock Unit or other equity-based award which is granted or made under the Plan.
(c)	“Award Agreement” shall mean an agreement which may be entered into by a Participant under the Plan and the Company, setting forth the terms and provisions applicable to Awards granted to such Participant.
(d)	“Board of Directors” shall mean the Board of Directors of the Company, as constituted at any time.
(e)	“Committee” shall mean the Compensation Committee of the Board of Directors, as described in Section 3.
(f)	“Company” shall mean Cablevision Systems Corporation, a Delaware corporation.
(g)	“Consent” shall mean (i) any listing, registration or qualification requirement in respect of an Award or Share with respect to any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification requirement or to obtain an exemption therefrom, (iii) any and all other consents, clearances and approvals in respect of an action under the Plan by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (iv) any and all consents by the Participant to (A) the Company’s supplying to any third party record keeper of the Plan such personal information as the Committee deems advisable to administer the Plan and (B) the Company’s imposing sales and transfer procedures and restrictions on Shares delivered under the Plan and (v) any and all other consents or authorizations required to comply with, or required to be obtained under law.

(h)	“Entity” shall mean any business, corporation, partnership, limited liability company or other entity.
(i)	“Fair Market Value” means, on a given date, (i) the closing sale price of the Shares on the New York Stock Exchange (“NYSE”) on such date as reported on the NYSE Composite Tape, or, if the Shares are no longer listed on the NYSE, then the closing price of the Shares on such date as reported by such other national securities exchange or quotation system on which the Shares then have their primary listing or quotation; provided that, if no sale of Shares shall have been reported on such date, then the immediately preceding date on which sales of the Shares have been so reported shall be used, and (ii) if there is no public market for the Shares on such date, the Fair Market Value shall be the value established by the Committee using any reasonable method of valuation. Notwithstanding the generality of the foregoing, if the Company has established an electronic exercise program with a broker for the exercise of Options or Rights and the Shares underlying the Options are publicly traded, the Fair Market Value of a Share for purposes of net cashless exercise and withholding taxes shall be the price of a Share on such stock exchange at the time of exercise.
(j)	“GAAP” shall mean U.S. generally accepted accounting principles.
(k)	“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended.
(l)	“Options” shall mean the stock options granted pursuant to Section 6 hereof.

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(m)	“Participant” shall mean any employee or former employee of the Company or any Affiliate who holds an outstanding Award granted under the Plan.
(n)	“Performance Criteria” shall mean a goal or goals established by the Committee and measured over a period or periods selected by the Committee, such goal(s) to constitute a requirement that must be met in connection with the vesting, exercise and/ or payment of an Award under the Plan as specified by the Committee. To the extent that an Award of Restricted Shares or Restricted Stock Units or another stock based award (other than Options and Rights) is intended to satisfy the requirements for deductibility under Section 162(m) of the Internal Revenue Code, the Performance Criteria with respect to such Award shall be related to measures of one or more of the criteria listed below. Such criteria may be determined by reference to the performance of the Company, an Affiliate or a business unit, product or service thereof or any combination of the foregoing. Such criteria may also be measured on a per customer, subscriber, homes passed, basic or diluted share basis or any combination of the foregoing and may reflect absolute performance, incremental performance or comparative performance to other companies (or their products or services) determined on a gross, net, GAAP or non-GAAP basis, with respect to one or more of the following: (i) net or operating income or other measures of profit; (ii) measures of revenue; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) cash flow, free cash flow, adjusted operating cash flow and similar measures; (v) return on equity, investment, assets or capital; (vi) gross or operating margins or savings; (vii) performance relative to budget, forecast or market expectations; (viii) market share or penetration, subscriber or customer acquisition or retention, ratings or viewership; (ix) operating metrics relating to sales, installations or customer service or satisfaction; (x) capital spending management, network upgrades or product or service deployments; (xi) a specified increase in the Fair Market Value of the Shares; (xii) a specified increase in the private market value of the Company; (xiii) Share price; (xiv) earnings per share and/or (xv) total shareholder return.
(o)	“Plan” shall mean this Cablevision Systems Corporation 2015 Employee Stock Plan, as amended from time to time.
(p)	“Prior Plans” shall mean the Employee Stock Plan and the Amended and Restated 2006 Employee Stock Plan.
(q)	“Restricted Period” shall mean the period of time during which Restrictions shall apply to a Restricted Share, as determined by the Committee pursuant to Section 9 hereof.
(r)	“Restricted Shares” shall mean the Shares awarded pursuant to Section 9 hereof that are subject to restrictions upon their sale, assignment, transfer, pledge or other disposal or encumbrance as determined by the Committee.
(s)	“Restricted Stock Units” shall mean awards made pursuant to Section 10 hereof, each such unit representing an unfunded and unsecured promise to deliver a Share (or cash or other property equal in value to the Share).
(t)	“Restrictions” shall mean the restrictions upon sale, assignment, transfer, pledge or other disposal or encumbrance on a Restricted Share as determined by the Committee in respect of an Award of a Restricted Share pursuant to Section 9 hereof.
(u)	“Rights” shall mean stock appreciation rights granted pursuant to Section 7 of the Plan.
(v)	“Share” shall mean a share of Cablevision NY Group Class A Common Stock, par value $0.01 per share.
(w)	“Subsidiary” shall mean any “subsidiary corporation,” as defined in Section 424(f) of the Internal Revenue Code.
3.	Administration.
(a)	The Plan shall be administered by the Committee, which shall consist of at least two members of the Board of Directors who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. Except as otherwise determined by the Board of Directors, the members of the Committee shall be “non-employee directors”, as defined in Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), and “outside directors” as defined in Section 162(m) of the Internal Revenue Code; provided, however, that the failure of the Committee to be so comprised shall not cause any Award to be invalid. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee (which hereinafter shall also be referred to as the Committee). The Committee may also delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee shall consider the extent to which any delegation may cause Awards to fail to be deductible under Section 162(m) of the Internal Revenue Code or to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act.

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(b)	Committee shall have full authority, subject to the terms of the Plan (including Section 19), to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and all Awards and Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan, (g) grant Awards and determine who shall receive Awards and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term or condition of an Award on the achievement of Performance Criteria, (h) amend any outstanding Award in any respect, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested or unrestricted or may be exercised or at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award) or (2) waive or amend any goals, restrictions, conditions or Performance Criteria (subject to the requirements of Section 162(m) of the Internal Revenue Code, if applicable to the Award) applicable to such Award, or impose new goals or restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended or (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the participant or of the Committee. Subject to the requirements of Section 162(m) of the Internal Revenue Code, if applicable to the Award, the enumeration of the foregoing powers is not intended and should not be construed to limit in any way the authority of the Committee under the Plan which is intended, to the fullest extent permitted by law, to be plenary. The Plan, and all such rules, regulations, determinations and interpretations, shall be binding and conclusive upon the Company, its stockholders and all Participants, and upon their respective legal representatives, heirs, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.
(c)	No member of the Board of Directors or the Committee or any employee of the Company or any of its Affiliates

(each such person a “Covered Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that, the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or by-laws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.
4.	Participants. Except as hereinafter provided, all employees of the Company and its Affiliates shall be eligible to receive Awards under the Plan, except that Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code shall be granted only to employees of the Company or a Subsidiary. Nothing herein contained shall be construed to prevent the making of one or more Awards at the same or different times to the same employee.
5.	Share Limitations. (a) The Committee may make Awards under this Plan for up to an aggregate number of 25,000,000 Shares, which may be either treasury Shares or authorized but unissued Shares. To the extent that (i) an Award (under this Plan or the Amended and Restated 2006 Employee Stock Plan) shall be paid, settled or exchanged or shall

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expire, lapse, terminate or be cancelled for any reason without the issuance of Shares, (ii) any Shares under an Award under this Plan or the Amended and Restated 2006 Employee Stock Plan are not issued because of payment or withholding obligations, or (iii) Restricted Shares under this Plan or the Amended and Restated 2006 Employee Stock Plan shall revert back to the Company prior to the lapse of the Restrictions or be applied by the Company for purposes of tax withholding obligations, then the Committee may also grant Awards with respect to such Shares or Restricted Shares. Awards payable only in cash or property other than Shares shall not reduce the aggregate remaining number of Shares with respect to which Awards may be made under the Plan and Shares relating to any other Awards that are settled in cash or property other than Shares, when settled, shall be added back to the aggregate remaining number of Shares with respect to which Awards may be made under the Plan. The maximum number of Shares that may be issued under the Plan shall be adjusted by the Committee as appropriate to account for the events provided for in Section 12 hereof. Any Shares with respect to which the Company becomes obligated to make Awards through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the Shares available to be delivered pursuant to Awards under this Plan. No additional awards may be granted under the Prior Plans after the Effective Date set forth in Section 23.

(b)	In no event shall any Participant be granted Awards during any one (1) calendar year for, or that relate to, an aggregate number of Shares exceeding 2,000,000. The maximum number of Shares underlying Awards that may be granted to an individual in any one (1) calendar year under the Plan shall be adjusted by the Committee as appropriate to account for the events provided for in Section 12 hereof.
6.	Options. Options granted under the Plan shall be either incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, or non-qualified options, as determined by the Committee in its sole discretion.
(a)	Terms and Conditions. The form, terms and conditions of each Option shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Options as well as the conditions or circumstances upon which such Options may be accelerated, extended, forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more conditions to the vesting or exercise of an Option including, without limitation, conditions the satisfaction of which are measured by Performance Criteria; provided that, if such Option is designated as an incentive stock option, then such condition or conditions shall not be inconsistent with Section 422 of the Internal Revenue Code. Unless the Award Agreement specifies that the Option is an incentive stock option, it shall be a non-qualified stock option. All or any part of any Options granted to any Participant may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(b)	Exercise Price for Options. The exercise price per Share of the Shares to be purchased pursuant to any Option shall be fixed by the Committee at the time an Option is granted, but in no event shall it be less than the Fair Market Value of a Share on the day on which the Option is granted. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Option or Section 12 hereof.
(c)	Duration of Options. The duration of any Option granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Option is outstanding, the Option will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Option was granted.
(d)	Incentive Stock Options Granted to Ten Percent Stockholders. To the extent required by Section 422 of the Internal Revenue Code, no Option which is intended to qualify as an incentive stock option shall be granted under this Plan to any employee who, at the time the Option is granted, owns, or is considered owning, within the meaning of Section 422 of the Internal Revenue Code, shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or any Subsidiary, unless the exercise price under such Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the date such Option is granted and the duration of such option is no more than five (5) years.
(e)	Initial Exercisability Limitation. The aggregate Fair Market Value (determined at the time that an Option is granted) of the Shares with respect to incentive stock options granted in any calendar year under all stock option plans of the Company or any corporation which (at the time of the granting of such incentive stock option) was a parent or Subsidiary of the Company, or of any predecessor corporation of any such corporation, which are exercisable for

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the first time by a Participant during any calendar year shall not exceed $100,000, or, if different, the maximum allowed under Section 422 of the Internal Revenue Code.

(f)	Settlement of an Option. When an Option is exercised pursuant to Section 8 hereof, the Committee, in its sole discretion, may elect, in lieu of issuing Shares pursuant to the terms of the Option, to settle the Option by paying the Participant an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Option is exercised over the exercise price of the Option (the “Option Spread”) by (ii) the number of Shares with respect to which the Option is exercised. The amount payable to the Participant in these circumstances shall be paid by the Company either in cash or in Shares having a Fair Market Value equal to the Option Spread, or a combination thereof, as the Committee shall determine at the time the Option is exercised or at the time the Option is granted.
7.	Rights. The Committee may grant to employees the right to receive such number of Rights, as determined by the Committee in its sole discretion.
(a)	Terms and Conditions. The form, terms and conditions of each Right shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Rights as well as the conditions or circumstances upon which such Rights may be accelerated, extended, forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more conditions to the vesting or exercise of a Right including, without limitation, conditions the satisfaction of which are measured by Performance Criteria. All or any part of any outstanding Rights granted to any Participant may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.
(b)	Exercise Price for Rights. The exercise price of each Right shall be fixed by the Committee at the time a Right is granted, but in no event shall it be less than the Fair Market Value of a Share on the day on which the Right is granted. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Right or Section 12 hereof.
(c)	Duration of Rights. The duration of any Right granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Right is outstanding, the Right will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Right was granted.

(d)	Settlement of Rights. Upon the exercise of any Rights, the Participant shall be entitled to receive from the Company an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Rights are exercised over the exercise price of the related Right by (ii) the number of Shares to which such Rights are related. Such amount shall be paid in cash, in Shares having a Fair Market Value equal to such amount, or a combination of cash and Shares, as the Committee shall determine at the time the Right is exercised or at the time the Right is granted.
8.	Exercise of Options and Rights.
(a)	An Option or Right shall be exercised by the delivery to any person who has been designated by the Company for the purpose of receiving the same, of a written notice duly signed by the Participant (or the representative of the estate or the heirs of a deceased Participant) to such effect (or electronic notice in a manner, if any, previously approved by the Company). Unless the Company chooses to settle an Option in cash, Shares or a combination thereof pursuant to Section 6(f) hereof, the Participant shall be required to deliver to the Company, within five (5) days of the delivery of the notice described above, either cash, a check payable to the order of the Company, Shares duly endorsed over to the Company (which Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise) or any combination of such methods of payment, which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option. Notwithstanding the preceding sentence, the Company may establish an electronic exercise program with a broker and the Company and the Participant may agree upon any other reasonable manner of providing for payment of the exercise price of the Option.
(b)	Except to the extent the Committee chooses to settle any Option or Right in cash pursuant to Section 6(f) or 7(d) hereof, within a reasonable time after exercise of an Option or Right the Company shall either issue to the Participant a certificate representing the Shares purchased pursuant to the exercise of the Option or Right or credit the number of such Shares to a book-entry account. To the extent the Committee chooses to settle any Option or Right in cash pursuant to Section 6(f) or 7(d), within a reasonable time after exercise

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of an Option or Right the Company shall cause to be delivered to the person entitled thereto a payment for the amount payable pursuant to the exercise of the Option or Right.

9.	Restricted Shares. The Committee may grant to employees the right to receive such number of Restricted Shares, as determined by the Committee in its sole discretion.
(a)	Issuance; Terms and Conditions. The form, terms and conditions of each Restricted Share shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the Restrictions upon such Restricted Shares, the dates as of which Restrictions upon such Restricted Shares will cease, and the conditions or circumstances upon which such Restricted Shares will be forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more Restrictions to the vesting of a Restricted Share that relate to the satisfaction of Performance Criteria.
(b)	Payment of Par Value. To the extent a Participant is required by law to pay to the Company the par value of a Restricted Share, such Participant shall have forty-five (45) business days from the date of such grant to pay to the Company, in cash or by check, an amount equal to the par value of a Share multiplied by the number of Shares or Restricted Shares which have been granted to the employee by the Committee. In such instances, if the Participant fails to make payment to the Company for such Shares or Restricted Shares within forty-five (45) business days of the grant thereof, the Company shall withhold, or shall cause to be withheld, the amount of such payment from compensation otherwise due the employee from the Company or any Affiliate. Unless the Committee determines otherwise, a Participant’s prior service with the Company or any of its Affiliates shall be deemed sufficient consideration for such Restricted Shares and no payment therefore (including, without limitation, for the par value of the Restricted Shares) shall be due from the Participant. Subject to the provisions of Section 15 hereof, the Committee, in its sole discretion, shall either issue to the employee a certificate representing such Restricted Shares or credit the number of such Restricted Shares to a book- entry account upon the payment due, if any, pursuant to this paragraph.
(c)	Restriction on Shares. In no event shall a Restricted Share be sold, assigned, transferred, pledged or otherwise disposed of or encumbered until the expiration of the Restricted Period which relates to such Restricted Share. All or any part of any outstanding Restricted Shares granted to any Participant may be vested in full and the Restrictions thereon shall lapse upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(d)	Forfeiture of Restricted Shares. If Restricted Shares are forfeited pursuant to the terms of the Plan or an Award Agreement, such Restricted Shares shall revert back and belong to the Company. In the event that any Restricted Shares should be forfeited by the Participant, revert back and belong to the Company, any stock certificate or certificates representing such Restricted Shares shall be cancelled and the Restricted Shares shall be returned to the treasury of the Company. Upon the reversion of such Restricted Shares, the Company shall repay to the employee or (in the case of death) to the representative of the employee’s estate, the full cash amount paid, if any, to the Company by the employee for such Restricted Shares pursuant to Section 9(b) hereof.
(e)	Right to Vote and Receive Dividends on Restricted Shares. Each Participant shall, during the Restricted Period, be the beneficial and record owner of such Restricted Shares and shall have full voting rights with respect thereto. Unless the Committee determines otherwise, during the Restricted Period, all ordinary cash dividends (as determined by the Committee in its sole discretion) paid upon any Restricted Share shall be retained by the Company for the account of the relevant Participant. Such dividends shall revert back to the Company if for any reason the Restricted Share upon which such dividends were paid reverts back to the Company. Upon the expiration of the Restricted Period, all such dividends made on such Restricted Share and retained by the Company will be paid to the relevant Participant.
10.	Restricted Stock Units. The Committee may grant employees such number of Restricted Stock Units as it may determine in its sole discretion.
(a)	Terms and Conditions. The form, terms and conditions of each Restricted Stock Unit shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the conditions or circumstances upon which such Restricted Stock Unit will be paid, forfeited or otherwise modified, and the date or dates upon which any Shares, cash or other property shall be delivered to the Participant in respect of the Restricted Stock Units. The Committee may, in its sole discretion, establish one or more conditions to the vesting of a Restricted Stock Unit including, without limitation, conditions the satisfaction of which are measured by Performance Criteria. All or any part of any outstanding Restricted Stock Unit granted to any

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Participant may be vested in full or paid upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(b)	Settlement of Restricted Stock Units. The Committee, in its sole discretion, may instruct the Company to pay on the date when Shares would otherwise be issued pursuant to a Restricted Stock Unit, in lieu of such Shares, a cash amount equal to the number of such Shares multiplied by the Fair Market Value of a Share on the date when Shares would otherwise have been issued. If a Participant is entitled to receive other stock, securities or other property as a result of an adjustment, pursuant to Section 12 hereof, the Committee, in its sole discretion, may instruct the Company to pay, in lieu of such other stock, securities or other property, cash equal to the fair market value thereof as determined in good faith by the Committee. Until the delivery of such Shares, cash, securities or other property, the rights of a Participant with respect to a Restricted Stock Unit shall be only those of a general unsecured creditor of the Company.
(c)	Right to Receive Dividends on Restricted Stock Units. Unless the Committee determines otherwise, during the period prior to payment of the Restricted Stock Unit, all ordinary cash dividends (as determined by the Committee in its sole discretion) that would have been paid upon any Share underlying a Restricted Stock Unit had such Shares been issued shall be paid only at the time and to the extent such Restricted Stock Unit is vested.
11.	Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards (including unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares.
12.	Certain Adjustments.
(a)	In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects Shares such that the failure to make an adjustment to an Award would not fairly protect the rights represented by the Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment Event”), then the Committee shall, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Award (including, without limitation, the number of Shares covered by such outstanding Award, the type of property to which the Award is subject and the exercise price of such Award). In determining adjustments to be made under this Section 12(a), the Committee may take into account such factors as it determines to be appropriate, including without limitation (i) the provisions of applicable law and (ii) the potential tax or accounting consequences of an adjustment (or not making an adjustment) and, in light of such factors or others, may make adjustments that are not uniform or proportionate among outstanding Awards.

(b)	Fractional Shares or Securities. Any fractional shares or securities payable upon the exercise of an Award as a result of an adjustment pursuant to this Section 12 shall, at the election of the Committee, be payable in cash, Shares, or a combination thereof, on such bases as the Committee may determine in its sole discretion.
13.	No Rights of a Stockholder. A Participant shall not be deemed to be the holder of, or have any of the rights of a stockholder with respect to, any Shares subject to Options, Rights or Restricted Stock Units unless and until the Company shall have issued and delivered Shares to the Participant and said Participant’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, such Participant shall have full voting, dividend and other ownership rights with respect to such Shares. The Company will not be obligated to issue or deliver any Shares unless and until all legal matters in connection with the issuance and delivery of Shares have been approved by the Company’s counsel and the Company’s counsel determines that all applicable federal, state and other laws and regulations have been complied with and all listing requirements for relevant stock exchanges have been met.
14.	No Right to Continued Employment. Nothing in the Plan or in any Award Agreement shall confer upon any Participant the right to continued employment by the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate such employment.
15.	Issuance of Shares and Consents. If the Committee shall at any time determine that any Consent is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Any stock certificate representing Restricted Shares shall contain an appropriate legend referring to the Plan and the Restrictions upon such Restricted Shares. Simultaneously with delivery of any

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stock certificate for Restricted Shares, the Company may cause a stop transfer order with respect to such certificate to be placed with the transfer agent of the Shares.

16.	Withholding. If the Company or an Affiliate shall be required to withhold any amounts by reason of a federal, state or local tax laws, rules or regulations in respect of any Award, the Company or an Affiliate shall be entitled to deduct or withhold such amounts from any payments (including, without limitation Shares which would otherwise be issued to the Participant pursuant to the Award; provided that, to the extent desired for GAAP purposes, such withholding shall not exceed the statutory minimum amount required to be withheld) to be made to the Participant. In any event, the Participant shall make available to the Company or Affiliate, promptly when requested by the Company or such Affiliate, sufficient funds or Shares to meet the requirements of such withholding and the Company or Affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or Affiliate out of any funds or property due to the Participant.
17.	Right of Offset. The Company shall have the right to offset against its obligation to deliver Shares, cash or other property under any Award that does not constitute “non- qualified deferred compensation” pursuant to Section 409A of the Internal Revenue Code any outstanding amounts of whatever nature that the Participant then owes to the Company or any of its Affiliates.
18.	Non-Transferability of Awards. Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle for the benefit of members of the Participant’s immediate family (collectively, the “Permitted Transferees”), no Award shall be assignable or transferable except by will or by the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, the Permitted Transferees.
19.	Administration and Amendment of the Plan. The Board of Directors or the Committee may discontinue the Plan at any time and from time to time may amend or revise the terms of the Plan or any Award Agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a Participant (other than if immaterial), without the consent of the Participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of an exchange on which Shares are traded. Consent of the Participant shall not be required solely pursuant to the previous sentence in respect of any adjustment made pursuant to Section 12(a) except to the extent the terms of an Award Agreement expressly refer to an Adjustment Event, in which case such terms shall not be amended in a manner unfavorable to a Participant (other than if immaterial) without such Participant’s consent.

20.	Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any clawback policy adopted by the Company.
21.	Section 409A. It is the Company’s intent that Awards under this Plan be exempt from, or comply with, the requirements of Section 409A of the Internal Revenue Code, and that this Plan be administered and interpreted accordingly. If and to the extent that any Award made under this Plan is determined by the Company to constitute “non-qualified deferred compensation” subject to Section 409A of the Internal Revenue Code and is payable to a Participant by reason of the Participant’s termination of employment, then (a) such payment or benefit shall be made or provided to the Participant only upon a “separation from service” as defined for purposes of Section 409A of the Internal Revenue Code under applicable regulations and (b) if the Participant is a “specified employee” (within the meaning of Section 409A of the Internal Revenue Code and as determined by the Company), such payment or benefit shall not be made or provided before the date that is six months after the date of the Participant’s separation from service (or the Participant’s earlier death).
22.	Effective Date. The Plan shall become effective upon approval by the stockholders of the Company.
23.	Severability. If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.
24.	Plan Headings. The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

A-8	2015 Proxy Statement

EXHIBIT A

25.	Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non- uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.
26.	Governing Law. The Plan and any Award Agreements shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.
27.	Successors and Assigns. The terms of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.
28.	Duration. This Plan shall remain in effect until May 21, 2025 unless sooner terminated by the Committee or the Board of Directors. Awards theretofore granted may extend beyond that date in accordance with the provisions of the Plan.

2015 Proxy Statement	A-9

BETHPAGE, NY 11714-3581 Vote by Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 20, 2015 (May 19, 2015 for participants in the Cablevision 401(k) Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by CABLEVISION SYSTEMS CORPORATION in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 20, 2015 (May 19, 2015 for participants in Cablevision 401(k) Savings Plan). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to CABLEVISION SYSTEMS CORPORATION, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO ATTEND THE ANNUAL MEETING YOU MUST OBTAIN AN ADMISSION TICKET AT WWW.PROXYVOTE.COM Questions? Please contact us at 1-866-232-3037 If you vote by Internet or by telephone you do NOT need to mail back your proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M88675-P64304-Z65224 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CABLEVISION SYSTEMS CORPORATION For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR All All Except nominee(s), mark “For All Except” and write the each of the following candidates: number(s) of the nominee(s) on the line below. 1. Election of the following nominees as Directors: Nominees: 01) Joseph J. Lhota 02) Thomas V. Reifenheiser 03) John R. Ryan 04) Steven J. Simmons 05) Vincent Tese 06) Leonard Tow The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. Ratification of the appointment of independent registered public accounting firm. 3. Approval of Cablevision Systems Corporation 2015 Employee Stock Plan. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears hereon. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. To be admitted to the 2015 annual meeting, you must have been a stockholder at the close of business on the record date of March 27, 2015, or be the legal proxy holder or qualified representative of a stockholder, and bring with you your admission ticket and a valid government-issued photo identification card (federal, state or local), such as a driver’s license or passport. Persons without an admission ticket or proper identification may be denied admission to the annual meeting. To obtain an admission ticket, go to www.proxyvote.com or call 1-866-232-3037. You will need to enter the 16-digit control number, which can be found on your Notice of Internet Availability of Proxy Materials, voter instruction form and proxy card. The deadline to obtain an admission ticket is 5:00 P.M. on May 11, 2015. For questions about admission to the annual meeting, please call 1-866-232-3037. Please note that you will need your ticket to be admitted to the meeting whether you vote before or at the meeting, and regardless of whether you are a registered or beneficial stockholder. If you are attending the meeting as a proxy or qualified representative for a stockholder, you will need to bring your legal proxy or authorization letter, in addition to your admission ticket and government-issued photo identification card. For further details, read “Attending the Annual Meeting” on page 2 of the Proxy Statement. Requests for admission tickets will be processed in the order received. Please note that seating is limited, and requests for tickets will be handled on a first-come, first-served basis. Please note that cameras, video and audio recording equipment and other similar electronic devices, as well as large bags (including large handbags and briefcases) and packages will need to be checked at the door. Additionally, the Company may impose additional restrictions on items that must be checked at the door as well as the conduct of the meeting. To ensure the safety of all persons attendees may also be subject to security inspections. FOLD AND DETACH HERE M88676-P64304-Z65224 CLASS A PROXY CABLEVISION SYSTEMS CORPORATION Solicited by The Board of Directors for Annual Meeting of Stockholders, May 21, 2015 The undersigned hereby appoints DAVID G. ELLEN AND JAMAL H. HAUGHTON, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of CABLEVISION SYSTEMS CORPORATION (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at the Company’s executive offices, 1111 Stewart Avenue, Bethpage, New York, on Thursday, May 21, 2015, at 10:00 A.M., and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. Attention participants in Cablevision 401(k) Savings Plan: If you hold shares of Cablevision NY Group Class A Common Stock through the Cablevision 401(k) Savings Plan, you should complete, sign and return this proxy card, or provide your voting instructions by telephone or internet to instruct Fidelity Management Trust Company, as Trustee to the Plan, how to vote these shares. Your voting instructions must be received no later than 11:59 P.M. EDT on May 19, 2015 so that the Trustee of the Plan (who votes the shares on behalf of Plan participants) has adequate time to tabulate the voting instructions. Your voting instructions will be kept confidential. Fidelity Management Trust Company shall not vote shares of Cablevision NY Group Class A Common Stock allocated to a Participant’s account for which it has not received instructions from the Participant. Please read the enclosed Proxy Statement for more information. Unless otherwise specified in the spaces provided, the undersigned’s vote will be cast FOR the election of the nominees as directors listed in Proposal (1), FOR approval of Proposal (2) and FOR approval of Proposal (3), all as more fully described in the accompanying Proxy Statement. Receipt of the Notice of said annual meeting and of the Proxy Statement and Annual Report on Form 10-K of CABLEVISION SYSTEMS CORPORATION accompanying the same is hereby acknowledged. (Continued and to be signed on reverse side.)

BETHPAGE, NY 11714-3581 Vote by Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 20, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by CABLEVISION SYSTEMS CORPORATION in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 20, 2015. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to CABLEVISION SYSTEMS CORPORATION, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO ATTEND THE ANNUAL MEETING YOU MUST OBTAIN AN ADMISSION TICKET AT WWW.PROXYVOTE.COM Questions? Please contact us at 1-866-232-3037 If you vote by Internet or by telephone you do NOT need to mail back your proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M88677-Z65223 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CABLEVISION SYSTEMS CORPORATION For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR All All Except nominee(s), mark “For All Except” and write the each of the following candidates: number(s) of the nominee(s) on the line below. 1. Election of the following nominees as Directors: Nominees: 01) Rand V. Araskog 07) Patrick F. Dolan 02) Edward C. Atwood 08) Paul J. Dolan 03) Frank J. Biondi 09) Thomas C. Dolan 04) Charles F. Dolan 10) Deborah Dolan-Sweeney 05) James L. Dolan 11) Brian G. Sweeney 06) Kristin A. Dolan 12) Marianne Dolan Weber The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. Ratification of the appointment of independent registered public accounting firm. 3. Approval of Cablevision Systems Corporation 2015 Employee Stock Plan. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears hereon. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. To be admitted to the 2015 annual meeting, you must have been a stockholder at the close of business on the record date of March 27, 2015, or be the legal proxy holder or qualified representative of a stockholder, and bring with you your admission ticket and a valid government-issued photo identification card (federal, state or local), such as a driver’s license or passport. Persons without an admission ticket or proper identification may be denied admission to the annual meeting. To obtain an admission ticket, go to www.proxyvote.com or call 1-866-232-3037. You will need to enter the 16-digit control number, which can be found on your Notice of Internet Availability of Proxy Materials, voter instruction form and proxy card. The deadline to obtain an admission ticket is 5:00 P.M. on May 11, 2015. For questions about admission to the annual meeting, please call 1-866-232-3037. Please note that you will need your ticket to be admitted to the meeting whether you vote before or at the meeting, and regardless of whether you are a registered or beneficial stockholder. If you are attending the meeting as a proxy or qualified representative for a stockholder, you will need to bring your legal proxy or authorization letter, in addition to your admission ticket and government-issued photo identification card. For further details, read “Attending the Annual Meeting” on page 2 of the Proxy Statement. Requests for admission tickets will be processed in the order received. Please note that seating is limited, and requests for tickets will be handled on a first-come, first-served basis. Please note that cameras, video and audio recording equipment and other similar electronic devices, as well as large bags (including large handbags and briefcases) and packages will need to be checked at the door. Additionally, the Company may impose additional restrictions on items that must be checked at the door as well as the conduct of the meeting. To ensure the safety of all persons attendees may also be subject to security inspections. FOLD AND DETACH HERE M88678-Z65223 CLASS B PROXY CABLEVISION SYSTEMS CORPORATION Solicited by The Board of Directors for Annual Meeting of Stockholders, May 21, 2015 The undersigned hereby appoints DAVID G. ELLEN and JAMAL H. HAUGHTON, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of CABLEVISION SYSTEMS CORPORATION (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at the Company’s executive offices, 1111 Stewart Avenue, Bethpage, New York, on Thursday, May 21, 2015, at 10:00 A.M., and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. Unless otherwise specified in the spaces provided, the undersigned’s vote will be cast FOR the election of the nominees as directors listed in Proposal (1), FOR approval of Proposal (2) and FOR approval of Proposal (3), all as more fully described in the accompanying Proxy Statement. Receipt of the Notice of said annual meeting and of the Proxy Statement and Annual Report on Form 10-K of CABLEVISION SYSTEMS CORPORATION accompanying the same is hereby acknowledged. (Continued and to be signed on reverse side.)

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 21, 2015. CABLEVISION SYSTEMS CORPORATION BETHPAGE, NY 11714-3581 Meeting Information Meeting Type: Annual Meeting For holders as of: March 27, 2015 Date: May 21, 2015 Time: 10:00 A.M. Location: Company’s Executive Offices 1111 Stewart Avenue Bethpage, New York TO ATTEND THE ANNUAL MEETING YOU MUST OBTAIN AN ADMISSION TICKET AT WWW.PROXYVOTE.COM Questions? Please contact us at 1-866-232-3037. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: The stockholder meeting has admission requirements including, but not limited to, the possession of an admission ticket. Please see below for more information. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com up until 11:59 P.M. Eastern Time on May 20, 2015 (May 19, 2015 for participants in the Cablevision 401(k) Savings Plan). Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Admission Tickets: To attend the stockholder meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-866-232-3037. The deadline to obtain an admission ticket is 5:00 P.M. on May 11, 2015. For further details, read “Attending Annual Meeting” on page 2 of the Proxy Statement.

Voting Items The Board of Directors recommends you vote FOR each of the following candidates: 1. Election of the following nominees as Directors: Nominees: 01) Joseph J. Lhota 02) Thomas V. Reifenheiser 03) John R. Ryan 04) Steven J. Simmons 05) Vincent Tese 06) Leonard Tow The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of independent registered public accounting firm. 3. Approval of Cablevision Systems Corporation 2015 Employee Stock Plan. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Directions to Cablevision’s corporate headquarters: From the West: NYC and North Shore of Nassau County Northern State Parkway East to Exit 36 South - South Oyster Bay Road. Continue on South Oyster Bay Road, passing Old Country Road and then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right. Long Island Expressway East to Exit 43. Make right at light onto South Oyster Bay Road. Continue straight passing Old Country Road and then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right. From the East: Toward NYC from Suffolk County Northern State Parkway West to Exit 36 South - South Oyster Bay Road. Continue straight passing Old Country Road and then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right. Long Island Expressway West to Exit 43 - South Oyster Bay Road. Make left at light onto South Oyster Bay Road. Continue straight passing Old Country Road and then make left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

M88884-P64304

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 21, 2015. CABLEVISION SYSTEMS CORPORATION BETHPAGE, NY 11714-3581 Meeting Information Meeting Type: Annual Meeting For holders as of: March 27, 2015 Date: May 21, 2015 Time: 10:00 A.M. Location: Company’s Executive Offices 1111 Stewart Avenue Bethpage, New York TO ATTEND THE ANNUAL MEETING YOU MUST OBTAIN AN ADMISSION TICKET AT WWW.PROXYVOTE.COM Questions? Please contact us at 1-866-232-3037. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX following page) and visit: www.proxyvote.com. (located on the How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: The stockholder meeting has admission requirements including, but not limited to, the possession of an admission ticket. Please see below for more information. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com up until 11:59 P.M. Eastern Time on May 20, 2015. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Admission Tickets: To attend the stockholder meeting you must have an admission ticket.To obtain an admission ticket, go to www.proxyvote.com or call 1-866-232-3037. The deadline to obtain an admission ticket is 5:00 P.M. on May 11, 2015. For further details, read “Attending Annual Meeting” on page 2 of the Proxy Statement.

Voting Items The Board of Directors recommends you vote FOR each of the following candidates: 1. Election of the following nominees as Directors: Nominees: 01) Rand V. Araskog 07) Patrick F. Dolan 02) Edward C. Atwood 08) Paul J. Dolan 03) Frank J. Biondi 09) Thomas C. Dolan 04) Charles F. Dolan 10) Deborah Dolan-Sweeney 05) James L. Dolan 11) Brian G. Sweeney 06) Kristin A. Dolan 12) Marianne Dolan Weber The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of independent registered public accounting firm. 3. Approval of Cablevision Systems Corporation 2015 Employee Stock Plan. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Directions to Cablevision’s corporate headquarters: From the West: NYC and North Shore of Nassau County Northern State Parkway East to Exit 36 South - South Oyster Bay Road. Continue on South Oyster Bay Road, passing Old Country Road and then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right. Long Island Expressway East to Exit 43. Make right at light onto South Oyster Bay Road. Continue straight passing Old Country Road and then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right. From the East: Toward NYC from Suffolk County Northern State Parkway West to Exit 36 South - South Oyster Bay Road. Continue straight passing Old Country Road and then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right. Long Island Expressway West to Exit 43 - South Oyster Bay Road. Make left at light onto South Oyster Bay Road. Continue straight passing Old Country Road and then make left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

M88888-Z65223